                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. _____

Post-Effective Amendment No.  99  (File No. 2-11328)

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.   43   (File No. 811-54)

IDS INVESTMENT SERIES, INC.
IDS Tower 10
Minneapolis, Minnesota  55440-0010

Leslie L. Ogg
901 S. Marquette Avenue, Suite 2810
Minneapolis, MN  55402-3268
(612) 330-9283

Approximate Date of Proposed Public Offering:

        It is proposed that this filing will become effective (check appropriate box) immediately upon filing pursuant to paragraph (b)
     X  on Nov.  27,  1998  pursuant  to  paragraph  (b)
        60 days after filing pursuant to paragraph (a)(i) on (date) pursuant to paragraph (a)(i) of Rule 485
        75 days after filing pursuant to paragraph (a)(ii) on (date) pursuant to paragraph (a)(ii) of rule 485

If appropriate, check the following box:
         This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Growth and Income Trust has also executed this Amendment to the Registration Statement.

IDS Mutual


Prospectus
Nov. 27, 1998


The goal of IDS Mutual, a part of IDS Investment Series, Inc., is to provide a balance of growth of capital and current income.

The Fund seeks to achieve its goal by investing all of its assets in Balanced Portfolio of Growth and Income Trust. The Portfolio is managed by American Express Financial Corporation and has the same goal as the Fund. This arrangement is commonly known as a master/feeder structure.

This prospectus contains facts that can help you decide if the Fund is the right investment for you. Read it before you invest and keep it for future reference.

Additional  facts about the Fund are in a Statement  of  Additional  Information
(SAI), filed with the Securities and Exchange Commission (SEC) and available for reference, along with other related materials, on the SEC Internet web site (http://www.sec.gov). The SAI is incorporated by reference. For a free copy, contact American Express Shareholder Service.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please note that the Fund:

o    is not a bank deposit
o    is not federally insured
o    is not endorsed by any bank or government agency
o    is not guaranteed to achieve its goal

American Express Shareholder Service
P.O. Box 534
Minneapolis, MN
55440-0534
800-862-7919
TTY:  800-846-4852
Web site address: http://www.americanexpress.com/advisors

Table of contents

The Fund in brief
         Goal
         Investment policies and risks
         Structure of the Fund
         Manager and distributor
         Portfolio managers
         Alternative purchase arrangements

Sales charge and Fund expenses

Performance
         Financial highlights
         Total returns

Investment policies and risks
         Facts about investments and their risks
         Valuing Fund shares

How  to  purchase, exchange or redeem shares
          Alternative purchase arrangements
          How to purchase shares
          How to exchange shares
          How to redeem shares Reductions and waivers of the sales charge

Special shareholder services
         Services
         Quick telephone reference

Distributions and taxes
         Dividend and capital gain distributions
         Reinvestments
         Taxes
         How to determine the correct TIN

How the Fund and Portfolio are organized
         Shares
         Voting rights
         Shareholder meetings
         Special considerations regarding master/feeder structure Board members and officers Investment manager Administrator and transfer agent Distributor


About American Express Financial Corporation
         General information
         Year 2000


Appendix
         Descriptions of derivative instruments

The Fund in brief

Goal

IDS Mutual (the Fund) seeks to provide shareholders with a balance of growth of capital and current income. It does so by investing all of its assets in Balanced Portfolio (the Portfolio) of Growth and Income Trust (the Trust) rather than by directly investing in and managing its own portfolio of securities. Both the Fund and the Portfolio are diversified investment companies that have the same goal. Because any investment involves risk, achieving this goal cannot be guaranteed. The goal can be changed only by holders of a majority of outstanding securities.

The Fund may withdraw its assets from the Portfolio at any time if the board determines that it is in the best interests of the Fund to do so. In that event, the Fund would consider what action should be taken, including whether to retain an investment advisor to manage the Fund's assets directly or to reinvest all of the Fund's assets in another pooled investment entity.

Investment policies and risks


Both the Fund and the Portfolio have the same investment policies. Accordingly, the Portfolio balances its investments between common stocks and senior securities (preferred stocks and debt obligations) issued by U.S. and foreign companies. No more than 65% of the Portfolio's total assets will be invested in common stocks and no less than 35% in senior securities, convertible securities, derivative instruments and money market instruments. Some of the Portfolio's investments may be considered speculative and involve additional investment risks. For further information, refer to the later section in the prospectus titled " Investment policies and risks."


Structure of the Fund

This Fund uses what is commonly known as a master/feeder structure. This means that the Fund (the feeder fund) invests all of its assets in the Portfolio (the master fund). The Portfolio invests in and manages the securities and has the same goal and investment policies as the Fund. This structure is described in more detail in the section captioned "Special considerations regarding master/feeder structure." Here is an illustration of the structure:

                                            Investors buy
                                        shares in the Fund

                                         The Fund invests
                                         in the Portfolio

                                       The Portfolio invests
                                        in securities, such
                                        as stocks or bonds

Manager and distributor

The Portfolio is managed by American Express Financial Corporation (AEFC), a provider of financial services since 1894. AEFC currently manages more than $74 billion in assets for the IDS MUTUAL FUND GROUP. Shares of the Fund are sold through American Express Financial Advisors Inc.
(AEFA), a wholly-owned subsidiary of AEFC.

Portfolio managers



Brad Stone joined AEFC in 1996 and serves as portfolio manager. He has managed the fixed income portion of the assets of the Portfolio since May 1998. Prior to joining AEFC he was a fixed income portfolio manager at Piper Capital Management, Inc. from 1990 to 1996.

Kurt Winters joined AEFC in 1987 and serves as senior portfolio manager. He has managed the equity portion of the assets of the Portfolio since December 1997. Kurt is responsible for overall investment management, including the determination of the sectors in which the Portfolio will invest. A team of research professionals makes investment decisions within those sectors. From 1992 to 1995, he managed IDS Life Series Fund, Managed Portfolio. He was appointed to manage IDS Discovery Fund in 1995. He also manages IDS Equity Value Fund, IDS Progressive Fund and Equity Income Portfolio.


Alternative purchase arrangements

The Fund offers its shares in three classes. Class A shares are subject to a sales charge at the time of purchase. Class B shares are subject to a contingent deferred sales charge (CDSC) on redemptions made within six years of purchase and an annual distribution (12b-1) fee. Class Y shares are sold without a sales charge to qualifying institutional investors.

Sales charge and Fund expenses

Shareholder transaction expenses are incurred directly by an investor on the purchase or redemption of Fund shares. Fund operating expenses are paid out of Fund assets for each class of shares and include expenses charged by both the Fund and the Portfolio. Operating expenses are reflected in the Fund's daily share price and dividends, and are not charged directly to shareholder accounts.

Shareholder transaction expenses

                                                     Class A           Class B          Class Y

Maximum sales charge on purchases*
(as a percentage of offering price)                    5%                0%               0%
Maximum deferred sales charge
imposed on redemptions (as a
percentage of original purchase price)                 0%                5%               0%

Annual Fund and allocated Portfolio operating expenses (as a percentage of average daily net assets):


                                                    Class A             Class B            Class Y
Management fee**                                    0.47%               0.47%              0.47%
12b-1 fee                                           0.00%               0.75%              0.00%
Other expenses***                                   0.33%               0.34%              0.26%
Total                                               0.80%               1.56%              0.73%

*This charge may be reduced depending on your total investments in IDS funds. See " Reductions of the sales charge."
** The management fee is paid by the Trust on behalf of the  Portfolio.
It includes the impact of a performance fee that decreased the management fee by 0.02% in fiscal year 1998.
***Other expenses include an administrative services fee, a shareholder services fee, a transfer agency fee and other nonadvisory expenses.

Example: Suppose for each year for the next 10 years, Fund expenses are as above and annual return is 5%. If you sold your shares at the end of the following years, for each $1,000 invested, you would pay total expenses of:

                                1 year               3 years                   5 years       10 years
Class A                         $58                   $74                      $92             $144
Class B                         $66                   $89                     $105              $166**
Class B*                        $16                   $49                      $85              $166**
Class Y                         $ 7                   $23                      $41            $ 91

*Assuming Class B shares are not redeemed at the end of the period.
**Based on conversion of Class B shares to Class A shares in the ninth year.


This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown. Because Class B pays annual distribution (12b-1) fees, long-term shareholders of Class B may indirectly pay an equivalent of more than a 6.25% sales charge, the maximum permitted by the National Association of Securities Dealers.


Performance
Financial highlights
Mutual

Fiscal period ended Sept. 30,
Per share income and capital changes(a)
                                                                            Class A
                                      1998      1997     1996      1995     1994      1993   1992        1991       1990     1989
Net asset value,                    $15.32    $13.51   $12.69    $11.89   $13.13    $12.62    $12.00    $10.39    $13.15    $11.57
beginning of period
Income from investment operations:
Net investment income (loss)           .48       .57      .54       .58      .56       .55       .61       .66       .72       .73
Net gains (losses) (both realized    (.36)      2.61      .93      1.27    (.56)      1.39       .91      2.01    (2.01)      1.58
and unrealized)
Total from investment                  .12      3.18     1.47      1.85       --      1.94      1.52      2.67    (1.29)      2.31
operations
Less distributions:
Dividends from net                   (.48)     (.53)    (.52)     (.54)    (.56)     (.55)     (.60)     (.67)     (.73)     (.73)
investment income
Distributions from                  (1.67)     (.84)    (.13)     (.51)    (.68)     (.88)     (.30)     (.39)     (.74)        --
realized gains
Total distributions                 (2.15)    (1.37)    (.65)    (1.05)   (1.24)    (1.43)     (.90)    (1.06)    (1.47)     (.73)
Net asset value,                    $13.29    $15.32   $13.51    $12.69   $11.89    $13.13    $12.62    $12.00    $10.39    $13.15
end of period

Ratios/supplemental data                                                 Class A
                                      1998      1997     1996      1995     1994      1993   1992        1991       1990     1989
Net assets, end of                  $3,051    $3,251   $2,770    $2,596   $2,999    $2,788    $2,222    $1,889    $1,496    $1,687
period (in millions)

Ratio of expenses to                  .80%      .83%  .87%         .83%     .79%      .79%      .78%      .71%      .69%      .67%
average daily net assets(b)

Ratio of net income (loss) to        3.35%     4.00%    4.01%     4.58%    4.57%     4.41%     4.99%     5.81%     6.04%     5.94%
average daily net assets

Portfolio turnover rate                98%       49%      45%       38%      69%       48%       50%       47%       37%       46%
(excluding short-term securities)

Total return (c)                      0.7%     24.9%    11.8%     16.8%   (0.1%)     16.7%     13.3%     26.9%   (10.8%)     20.5%

Average brokerage                   $.0479    $.0465   $.0522        --       --        --        --        --        --        --
commission rate for the
underlying Portfolio(d)


a For a share outstanding throughout the period. Rounded to the nearest cent.
b Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
c  Total return does not reflect payment of a sales charge.
d Effective fiscal year 1996, the Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates vary significantly among foreign countries.




Mutual
Financial highlights

Fiscal period ended Sept. 30,
Per share income and capital changes(a)
                                                            Class B                            Class Y
                                               1998      1997     1996    1995 b      1998     1997      1996     1995b
Net asset value,                             $15.25    $13.47   $12.66    $11.67    $15.32   $13.51    $12.69    $11.67
beginning of period
Income from investment operations:
Net investment income (loss)                    .38       .46      .45       .25      .49       .59       .56       .32
Net gains (losses)                            (.37)      2.59      .93      1.11    (.36)      2.61       .93      1.11
(both realized and unrealized)
Total from investment                           .01      3.05     1.38      1.36      .13      3.20      1.49      1.43
operations
Less distributions:
Dividends from net                            (.38)     (.43)    (.44)     (.37)    (.49)     (.55)     (.54)     (.41)
investment income
Distributions from realized gains            (1.67)     (.84)    (.13)        --   (1.67)     (.84)     (.13)        --
Total distributions                          (2.05)    (1.27)    (.57)     (.37)   (2.16)    (1.39)     (.67)     (.41)
Net asset value, end of period               $13.21    $15.25   $13.47    $12.66   $13.29    $15.32    $13.51    $12.69

Ratios/supplemental data                              Class B                               Class Y
                                               1998      1997     1996     1995b      1998     1997      1996     1995b
Net assets, end of                             $360      $264     $133       $33    $1,339   $1,337    $1,114      $876
period (in millions)

Ratio of expenses to                          1.56%     1.59% 1.64%      1.65% e     .73%      .70%      .70%    .70% e
average daily net assetsc

Ratio of net income (loss) to                 2.58%     3.28%    3.32%   3.94% e    3.42%     4.13%     4.18%   4.58% e
average daily net assets

Portfolio turnover rate                         98%       49%      45%       38%      98%       49%       45%       38%
(excluding short-term securities)

Total returnd                                (0.1%)     23.9%    11.0%     11.7%     0.8%     25.0%     12.0%     12.2%

Average brokerage                            $.0479    $.0465   $.0522        --   $.0479    $.0465    $.0522        --
commission rate for the
underlying Portfoliof

a For a share outstanding throughout the period. Rounded to the nearest cent.
b  Inception date was March 20, 1995.
c Effective fiscal year 1996, expense ratio is based on total expenses of Fund before reduction of earnings credits on cash balances.
d  Total return does not reflect  payment of a sales  charge.
e  Adjusted to an annual  basis.
f Effective fiscal year, 1996, the Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates vary significantly among foreign countries.


The information in these tables has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.

Total returns

Total return is the sum of all of your returns for a given period, assuming you reinvest all distributions. It is calculated by taking the total value of shares you own at the end of the period (including shares acquired by reinvestment), less the price of shares you purchased at the beginning of the period.

Average annual total return is the annually compounded rate of return over a given time period (usually two or more years). It is the total return for the period converted to an equivalent annual figure.



Average annual total returns as of Sept. 30, 1998
Purchase                      1 year             Since                 5 years           10 years
made                          ago                inception             ago               ago
----------------------------- ------------------ --------------------- ------------------- -------------------
Mutual:
Class A                      -4.34%                  --%               +9.28%            +10.89%
Class B                      -3.53%             +12.32%*                  --%               --%
Class Y                      +0.77%             +13.95%*                  --%               --%


S&P 500                      +9.06%             +24.67%**             +19.90%            +17.26%

Lipper Balanced Fund Index   +4.82%             +15.45%**             +11.66%            +12.31%

*Inception date was March 20, 1995.
**Measurement period started April 1, 1995.


Cumulative total returns as of Sept. 30, 1998

Purchase                      1 year             Since                 5 years             10 years
made                          ago                inception             ago                 ago
----------------------------- ------------------ --------------------- ------------------- -------------------
Mutual:
     Class A                    -4.34%               --%              +55.84%             +181.13%
     Class B                    -3.53%           +50.78%*                 --%                  --%
     Class Y                    +0.77%           +58.67%*                 --%                  --%


S&P 500                         +9.06%           +117.87%**          +147.82%             +391.64%

Lipper Balanced Fund Index      +4.82%           +65.32%**            +73.55%             +219.27%

*Inception date was March 20, 1995.
**Measurement period started April 1, 1995.

These examples show total returns from hypothetical investments in Class A, Class B and Class Y shares of the Fund. These returns are compared to those of popular indexes for the same periods. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees. Past performance for Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges although not for other differences in expenses.

For purposes of calculation, information about the Fund assumes:
o        a sales charge of 5% for Class A shares
o redemption at the end of the period and deduction of the applicable contingent deferred sales charge for Class B shares
o        no sales charge for Class Y shares
o no adjustments for taxes an investor may have paid on the reinvested income and capital gains
o a period of widely fluctuating securities prices. Returns shown should not be considered a representation of the Fund's future performance.

Standard & Poor's 500 Stock Index (S&P 500), an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Lipper Balanced Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Investment policies and risks


The policies described below apply both to the Fund and the Portfolio. The Portfolio balances its investments between common stocks and senior securities (preferred stocks and debt obligations) issued by U.S. and foreign companies. The Portfolio buys common stocks that it believes offer both current income and growth potential. The Portfolio buys senior securities for stability of value and regular income. No more than 65% of the Portfolio's total assets will be invested in common stocks and no less than 35% in senior securities, convertible securities, derivative instruments and money market instruments. At least 25% of the Portfolio's total assets will be invested in debt securities and convertible securities. Common stocks comprised 59% of the Portfolio's total assets on Sept. 30, 1998.

The various types of investments the investment manager uses to achieve investment performance are described in more detail in the next section and in the SAI.


Facts about investments and their risks

Common stocks: Stock prices are subject to market fluctuations. Stocks of larger, established companies that pay dividends may be less volatile than the stock market as a whole.

Preferred stocks: If a company earns a profit, it generally must pay its preferred stockholders a dividend at a pre-established rate.

Convertible securities: These securities generally are preferred stocks or bonds that can be exchanged for other securities, usually common stock, at prestated prices. When the trading price of the common stock makes the exchange likely, convertible securities trade more like common stock.

Debt securities: The price of bonds generally falls as interest rates increase, and rises as interest rates decrease. The price of bonds also fluctuates if the credit rating is upgraded or downgraded. The price of bonds below investment grade may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. These bonds have greater price fluctuations and are more likely to experience a default. The Portfolio will not invest more than 5% of its net assets in bonds below investment grade. Securities that are subsequently downgraded in quality may continue to be held by the Portfolio and will be sold only when the investment manager believes it is advantageous to do so.


Foreign investments: There are risks when investing in securities of foreign companies and governments in addition to those assumed when investing in domestic securities. These risks are classified as country risk, currency risk, and custody risk. Each can adversely affect the value of an investment. Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight, the possibility of government-imposed restrictions, even the nationalization of assets. Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Portfolio holds securities valued in local currency or holds the currency, changes in the exchange rate add or subtract from the asset value of the Portfolio. Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring. The risks of foreign investments are managed carefully but the Portfolio cannot guarantee against losses that might result from them. The Portfolio may invest up to 25% of its total assets in foreign investments.

Derivative instruments: The investment manager may use derivative instruments in addition to securities to achieve investment performance. Derivative instruments include futures, options and forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment and a daily change in price based on or derived from a security, a currency, a group of securities or currencies, or an index. A number of strategies or combination of instruments can be used to achieve the desired investment performance characteristics. A small change in the value of the underlying security, currency or index will cause a sizable gain or loss in the price of the derivative instrument. Derivative instruments allow the investment manager to change the investment performance characteristics very quickly and at lower costs. Risks include losses of premiums, rapid changes in prices, defaults by other parties and inability to close such instruments. The Portfolio will use derivative instruments only to achieve the same investment performance characteristics it could achieve by directly holding those securities and currencies permitted under the investment policies. The Portfolio will designate cash or appropriate liquid assets to cover its portfolio obligations. No more than 5% of the Portfolio's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions. This does not, however, limit the portion of the Portfolio's assets at risk to 5%. The Portfolio is not limited as to the percentage of its assets that may be invested in permissible investments, including derivatives, except as otherwise explicitly provided in this prospectus or the SAI. For descriptions of these and other types of derivative instruments, see the Appendix to this prospectus and the SAI.

Securities and other instruments that are illiquid: A security or other instrument is illiquid if it cannot be sold quickly in the normal course of business. Some investments cannot be resold to the U.S. public because of their terms or government regulations. Securities and instruments, however, can be sold in private sales, and many may be sold to other institutions and qualified buyers or on foreign markets. The investment manager will follow guidelines established by the board and consider relevant factors such as the nature of the security and the number of likely buyers when determining whether a security is illiquid. No more than 10% of the Portfolio's net assets will be held in securities and other instruments that are illiquid.

Money market instruments: Short-term debt securities rated in the top two grades or the equivalent are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Generally, less than 25% of the Portfolio's total assets are in these money market instruments. However, for temporary defensive purposes these investments could exceed that amount for a limited period of time.

The investment policies described above may be changed by the boards.

Lending portfolio securities: The Portfolio may lend its securities to earn income so long as borrowers provide collateral equal to the market value of the loans. The risks are that borrowers will not provide collateral when required or return securities when due. Unless a majority of the outstanding voting securities approve otherwise, loans may not exceed 30% of the Portfolio's net assets.

Valuing Fund shares

The public offering price is the net asset value (NAV) adjusted for the sales charge for Class A. It is the NAV for Class B and Class Y.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business, normally 3 p.m. Central time, each business day (any day the New York Stock Exchange is open).

To establish the net assets, all securities held by the Portfolio are valued as of the close of each business day. In valuing assets:

o    Securities and assets with available market values are valued on that basis

o    Securities maturing in 60 days or less are valued at amortized cost

o Assets without readily available market values are valued according to methods selected in good faith by the board

How to purchase, exchange or redeem shares

Alternative purchase arrangements

The Fund offers three  different  classes of shares - Class A, Class B and Class
Y. The primary differences among the classes are in the sales charge structures and in their ongoing expenses. These differences are summarized in the table below. You may choose the class that best suits your circumstances and objectives.

                    Sales charge and
                    distribution
                    (12b-1) fee                  Service fee                    Other information

Class A             Maximum initial sales        0.175% of average daily net    Initial sales charge
                    charge of 5%; no 12b-1 fee   assets                         waived or reduced for
                                                                                certain purchases

Class B             No initial sales charge;     0.175% of average daily net    Shares convert to Class A
                    maximum CDSC of 5%           assets                         in the ninth year of
                    declines to 0% after six                                    ownership; CDSC waived in
                    years; 12b-1 fee of 0.75%                                   certain circumstances
                    of average daily net assets

Class Y             None                         0.10% of average daily net     Available only to certain
                                                 assets                         qualifying institutional
                                                                                investors

Conversion of Class B shares to Class A shares - During the ninth calendar year of owning your Class B shares, Class B shares will convert to Class A shares and will no longer be subject to a distribution fee. Class B shares that convert to Class A shares are not subject to a sales charge. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares. This means more of your money will be put to work for you.

Considerations in determining whether to purchase Class A or Class B shares - You should consider the information below in determining whether to purchase Class A or Class B shares. The distribution fee (included in " Ongoing expenses" ) and sales charges are structured so that you will have approximately the same total return at the end of eight years regardless of which class you chose.

Sales charges on purchase or redemption

If you purchase Class A shares

o You will not have all of your purchase price invested. Part of your purchase price will go to pay the sales charge. You will not pay a sales charge when you redeem your shares.

o        You will be able to take advantage of reductions in the sales charge.

If you purchase Class B shares

o All of your money is invested in shares of stock. However, you will pay a sales charge if you redeem your shares within six years of purchase.

o        No reductions of the sales charge are available for large purchases.

If your investments in IDS funds that are subject to a sales charge total $250,000 or more, you are better off paying the reduced sales charge in Class A than paying the higher fees in Class B. If you qualify for a waiver of the sales charge, you should purchase Class A shares.

Ongoing expenses

If you purchase Class A shares

o Your shares will have a lower expense ratio than Class B shares because Class A does not pay a distribution fee and the transfer agency fee for Class A is lower than the fee for Class B. As a result, Class A shares will pay higher dividends than Class B shares.

If you purchase Class B shares

o The distribution and transfer agency fees for Class B will cause your shares to have a higher expense ratio and to pay lower dividends than Class A shares. In the ninth year of ownership, Class B shares will convert to Class A shares and you will no longer be subject to higher fees.

You should consider how long you plan to hold your shares and whether the accumulated higher fees and CDSC on Class B shares prior to conversion would be less than the initial sales charge on Class A shares. Also consider to what extent the difference would be offset by the lower expenses on Class A shares. To help you in this analysis, the example in the " Sales charge and Fund expenses" section of the prospectus illustrates the charges applicable to each class of shares.

Class Y shares - Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee.
The following investors are eligible to purchase Class Y shares:

o        Qualified employee benefit plans* if the plan:
         - uses a daily transfer recordkeeping service offering participants daily access to IDS funds and has - at least $10 million in plan assets or
        -     500 or more participants; or
        -     does not use daily transfer recordkeeping and has
        -     at least $3 million  invested  in funds of the IDS  MUTUAL  FUND
              GROUP or
        - 500 or more participants.


o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These organizations must have at least $10 million invested in funds of the IDS MUTUAL FUND GROUP.

o        Nonqualified   deferred  compensation  plans*  whose  participants  are
         included in a qualified employee benefit plan described above.

* Eligibility must be determined in advance by AEFA. To do so, contact your financial advisor.

How to purchase shares

If you are investing in this Fund for the first time, you will need to set up an account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

Important: When opening an account, you must provide your correct Taxpayer Identification Number (Social Security or Employer Identification number). See " Distributions and taxes."

When you purchase shares for a new or existing account, the price you pay per share is determined at the close of business on the day your investment is received and accepted at the Minneapolis headquarters.

Purchase policies:


o        Investments   must  be  received  and   accepted  in  the   Minneapolis
         headquarters on a business day before 3 p.m. Central time to be included in your account that day and to receive that day's share price. Otherwise, your purchase will be processed the next business day and you will pay the next day's share price.


o        The minimums allowed for investment may change from time to time.


o Wire orders can be accepted only on days when your bank, American Express Client Service Corporation (AECSC), the Fund and Norwest Bank Minneapolis are open for business.


o Wire purchases are completed when wired payment is received and the Fund accepts the purchase.


o AECSC and the Fund are not responsible for any delays that occur in wiring funds, including delays in processing by the bank.


o        You must pay any fee the bank charges for wiring.

o        The Fund reserves the right to reject any application for any reason.

o If your application does not specify which class of shares you are purchasing, it will be assumed that you are investing in Class A shares.

                                       Three ways to invest

1  By regular account

Send your check and application (or your name and account number if you have an established account) to:

American Express Financial Advisors Inc.
P.O. Box 74
Minneapolis, MN 55440-0074

Your financial advisor will help you with this process.

Minimum amounts
Initial investment:                         $   2,000
Additional investments:                     $     100
Account balances:                           $     300*
Qualified retirement accounts:                   none

2  By scheduled investment plan

Contact your financial advisor to set up one of the following scheduled plans:

o        automatic payroll deduction

o        bank authorization

o        direct deposit of Social Security check

o        other plan approved by the Fund


Minimum amounts
Initial investment:                         $     100
Additional investments:                     $     100/each payment for
                                                  nonqualified accounts
                                            $     50/each paymentfor qualified
                                                  accounts
Account balances:                                none
(on active plans of monthly payments)


If account balance is below $2,000, frequency of payments must be at least monthly.

3  By wire

If you have an established account, you may wire money to:


Norwest Bank Minnesota
Routing Transit No. 091000019




Give these instructions: Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name).

If this information is not included, the order may be rejected and all money received by the Fund, less any costs the Fund or AECSC incurs, will be returned promptly.


Minimum amounts
Each wire investment:                       $   1,000


*If your account balance falls below $300, you will be asked in writing to bring it up to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be redeemed and the proceeds mailed to you. If you are in a " wrap-fee" program sponsored by AEFA and your wrap program balance falls below the required program minimum or is terminated, your shares will be redeemed and the proceeds mailed to you.


How to exchange shares

You can exchange your shares of the Fund at no charge for shares of the same class of any other publicly offered fund in the IDS MUTUAL FUND GROUP available in your state. Exchanges into IDS Tax-Free Money Fund must be made from Class A shares. For complete information on any other fund, including fees and expenses, read that fund's prospectus carefully.

If your exchange request arrives at the Minneapolis headquarters before the close of business, your shares will be redeemed at the net asset value set for that day. The proceeds will be used to purchase new fund shares the same day. Otherwise, your exchange will take place the next business day at that day's net asset value.

For tax purposes, an exchange represents a redemption and purchase and may result in a gain or loss. However, you cannot use the sales charge imposed on the purchase of Class A shares to create or increase a tax loss (or reduce a taxable gain) by exchanging from the Fund within 91 days of your purchase. For further explanation, see the SAI.

How to redeem shares

You can redeem your shares at any time. American Express Shareholder Service will mail payment within seven days after receiving your request.

When you redeem shares, the amount you receive may be more or less than the amount you invested. Your shares will be redeemed at net asset value, minus any applicable sales charge, at the close of business on the day your request is accepted at the Minneapolis headquarters. If your request arrives after the close of business, the price per share will be the net asset value, minus any applicable sales charge, at the close of business on the next business day.

A redemption is a taxable transaction. If the proceeds from your redemption are more or less than the cost of your shares, you will have a gain or loss, which can affect your tax liability. Redeeming shares held in an IRA or qualified retirement account may subject you to certain federal taxes, penalties and reporting requirements. Consult your tax advisor.

                      Two ways to request an exchange or redemption of shares

1  By letter

Include in your letter:
o        the name of the fund(s)
o        the class of shares to be exchanged or redeemed
o your account number(s) (for exchanges, both funds must be registered in the same ownership)
o        your Taxpayer Identification Number (TIN)
o        the dollar amount or number of shares you want to exchange or redeem
o        signature of all registered account owners
o        for redemptions, indicate how you want your money delivered to you
o        any paper certificates of shares you hold

Regular mail:
         American Express Shareholder Service
         Attn: Redemptions
         P.O. Box 534
         Minneapolis, MN 55440-0534

Express mail:
         American Express Shareholder Service
         Attn: Redemptions
         733 Marquette Ave.
         Minneapolis, MN 55402

2  By phone
American Express Financial Advisors Telephone Transaction Service:
800-437-3133 or
612-671-3800


o The Fund and AECSC will honor any telephone exchange or redemption request believed to be authentic and will use reasonable procedures to confirm that they are. This includes asking identifying questions and tape recording calls. If reasonable procedures are followed, the Fund or AECSC will not be liable for any loss resulting from fraudulent requests.


o Phone exchange and redemption privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts unless you request these privileges NOT apply by writing American Express Shareholder Service. Each registered owner must sign the request.


o AECSC answers phone requests promptly, but you may experience delays when call volume is high. If you are unable to get through, use mail procedure as an alternative.


o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o        Phone privileges may be modified or discontinued at any time.

Minimum amount
Redemption:       $100

Maximum amount
Redemption:       $50,000

Exchange policies:

o You may make up to three exchanges within any 30-day period, with each limited to $300,000. These limits do not apply to scheduled exchange programs and certain employee benefit plans or other arrangements through which one shareholder represents the interests of several. Exceptions may be allowed with pre-approval of the Fund.

o        Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o        Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is obtained from the secured party.


o AECSC and the Fund reserve the right to reject any exchange, limit the amount, or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.


Redemption policies:

     o A " change of mind" option allows you to change your mind after requesting a redemption and to use all or part of the proceeds to purchase new shares in the same account from which you redeemed. If you reinvest in Class A, you will purchase the new shares at net asset value rather than the offering price on the date of a new purchase. If you reinvest in Class B, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 30 days of the date your redemption request was received. Include your account number and mention this option. This privilege may be limited or withdrawn at any time, and it may have tax consequences.

     o A telephone redemption request will not be allowed within 30 days of a phoned-in address change.


Important: If you request a redemption of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before a check is mailed to you. (A check may be mailed earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.)


                       Three ways to receive payment when you redeem shares

1  By regular or express mail

o        Mailed to the address on record
o        Payable to names listed on the account
         NOTE: You will be charged a fee if you request express mail delivery.

2  By wire

o        Minimum wire redemption: $1,000
o        Request that money be wired to your bank
o        Bank  account  must be in the same  ownership  as the IDS fund  account
         NOTE:  Pre-authorization  required.  For  instructions,   contact  your
         financial advisor or American Express Shareholder Service.

3  By scheduled payout plan

o        Minimum payment: $50
o Contact your financial advisor or American Express Shareholder Service to set up regular payments to you on a monthly, bimonthly, quarterly, semiannual or annual basis
o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges

Reductions and waivers of the sales charge
Class A - initial sales charge alternative

On purchases of Class A shares, you pay a 5% sales charge on the first $50,000 of your total investment and less on investments after the first $50,000:

Total investment                    Sales charge as a
                                    percentage of:*

                                    Public           Net
                                    offering         amount
                                    price            invested

Up to $50,000                       5.0%             5.26%
Next $50,000                        4.5              4.71
Next $400,000                       3.8              3.95
Next $500,000                       2.0              2.04
$1,000,000 or more                  0.0              0.00

* To calculate the actual sales charge on an investment greater than $50,000 and less than $1,000,000, amounts for each applicable increment must be totaled. See the SAI.

Reductions of the sales charge on Class A shares Your sales charge may be reduced, depending on the totals of:

o        the amount you are investing in this Fund now;

o        the amount of your existing investment in this Fund, if any; and

o the amount you and your primary household group are investing or have in other funds in the IDS MUTUAL FUND GROUP that carry a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.)

Other policies that affect your sales charge:

o IDS Tax-Free Money Fund and Class A shares of IDS Cash Management Fund do not carry sales charges. However, you may count investments in these funds if you acquired shares in them by exchanging shares from IDS funds that carry sales charges.

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar entity, may be added together to reduce sales charges for all shares purchased through that plan.

o If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent.

For more details, see the SAI.

Waivers of the sales charge for Class A shares Sales charges do not apply to:

o Current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses and unmarried children under 21.

o Current or retired American Express financial advisors, their spouses and unmarried children under 21.


o Investors who have a business relationship with a newly associated financial advisor who joined AEFA from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with AEFA, (2) the purchase is made with proceeds of a redemption of shares that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds are the result of a redemption of an equal or greater value where a sales load was previously assessed.

o Qualified employee benefit plans* using a daily transfer recordkeeping system offering participants daily access to IDS funds.

(Participants in certain qualified plans for which the initial sales charge is waived may be subject to a deferred sales charge of up to 4% on certain redemptions. For more information, see the SAI.)

o Shareholders who have at least $1 million invested in funds of the IDS MUTUAL FUND GROUP. If the investment is redeemed in the first year after purchase, a CDSC of 1% will be charged on the redemption. The CDSC will be waived only in the circumstances described for waivers for Class B shares.


o Purchases made within 30 days after a redemption of shares (up to the amount redeemed):
         - of a product distributed by AEFA in a qualified plan subject to a deferred sales charge or
         - in a qualified plan or account where American Express Trust Company has a recordkeeping, trustee, investment management or investment servicing relationship.


Send the Fund a written request along with your payment, indicating the amount of the redemption and the date on which it occurred.

o Purchases made with dividend or capital gain distributions from the same class of another fund in the IDS MUTUAL FUND GROUP that has a sales charge.


o Purchases made through or under a "wrap fee" product sponsored by AEFA (total amount of all investments must be $50,000); the University of Massachusetts After-Tax Savings Program; the University of Texas System ORP; a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company; or a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

o Purchases made with the proceeds from IDS Life Real Estate Variable Annuity surrenders.


* Eligibility must be determined in advance by AEFA. To do so, contact your financial advisor.

Class B - contingent deferred sales charge alternative

Where a CDSC is imposed on a redemption, it is based on the amount of the redemption and the number of calendar years, including the year of purchase, between purchase and redemption. The following table shows the declining scale of percentages that apply to redemptions during each year after a purchase:

If a redemption is                          The percentage rate
made during the                             for the CDSC is:

First year                                           5%
Second year                                          4%
Third year                                           4%
Fourth year                                          3%
Fifth year                                           2%
Sixth year                                           1%
Seventh year                                         0%

If the amount you are redeeming reduces the current net asset value of your investment in Class B shares below the total dollar amount of all your purchase payments during the last six years (including the year in which your redemption is made), the CDSC is based on the lower of the redeemed purchase payments or market value.

The following example illustrates how the CDSC is applied. Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividend and capital gain distributions. You could redeem any amount up to $2,000 without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you redeemed $2,500, the CDSC would apply only to the $500 that represented part of your original purchase price. The CDSC rate would be 4% because a redemption after 15 months would take place during the second year after purchase.

Because the CDSC is imposed only on redemptions that reduce the total of your purchase payments, you never have to pay a CDSC on any amount you redeem that represents appreciation in the value of your shares, income earned by your shares or capital gains. In addition, when determining the rate of any CDSC, your redemption will be made from the oldest purchase payment you made. Of course, once a purchase payment is considered to have been redeemed, the next amount redeemed is the next oldest purchase payment. By redeeming the oldest purchase payments first, lower CDSCs are imposed than would otherwise be the case.

Waivers of the contingent deferred sales charge The CDSC on Class B shares will be waived on redemptions of shares:


o        In the event of the shareholder's death,
o        Held in a trusteed employee benefit plan,
o Held in IRAs or certain qualified plans for which American Express Trust Company acts as custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:
       - at least 59-1/2 years old, and
       - taking a retirement distribution (if the redemption is part of a transfer to an IRA or qualified plan in a product distributed by AEFA, or a custodian-to-custodian transfer to a product not distributed by AEFA, the CDSC will not be waived), or
       - redeeming under an approved substantially equal periodic payment arrangement.


Special shareholder services

Services


To help you track and evaluate the performance of your investments, AECSC provides these services:

Quarterly statements featuring: (1) a list of all your holdings and transactions during the previous three months and (2) personalized mutual fund performance information about your specific account.


Yearly tax statements featuring average-cost-basis reporting of capital gains or losses if you redeem your shares along with distribution information which simplifies tax calculations.

A personalized mutual fund progress report detailing returns on your initial investment and cash-flow activity in your account. It calculates a total return to reflect your individual history in owning Fund shares. This report is available from your financial advisor.

Quick telephone reference


American Express Financial Advisors Telephone Transaction Service
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements
National/Minnesota:        800-437-3133
Mpls./St. Paul area:       612-671-3800


TTY Service
For the hearing impaired
800-846-4852

American Express Financial Advisors Easy Access Line
Automated account information (TouchTone(R) phones only), including current Fund
prices  and  performance,   account  values  and  recent  account   transactions
800-862-7919

Distributions and taxes

As a shareholder you are entitled to your share of the Fund's net income and any net gains realized on its investments. The Fund distributes dividends and capital gain distributions to qualify as a regulated investment company and to avoid paying corporate income and excise taxes. Dividend and capital gain distributions will have tax consequences you should know about.

Dividend and capital gain distributions


The Portfolio allocates investment income from dividends and interest and net realized capital gains or losses, if any, to the Fund. The Fund deducts direct and allocated expenses from the investment income. The Fund's net investment income is distributed to you at the end of each calendar quarter as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Short-term capital gains are distributed at the end of the calendar year and are included in net investment income. Long-term capital gains are realized when a security is held for more than one year. The Fund will offset any net realized capital gains by any available capital loss carryovers. Net realized long-term capital gains, if any, are distributed at the end of the calendar year as capital gain distributions. Before they are distributed, both net investment income and net long-term capital gains are included in the value of each share. After they are distributed, the value of each share drops by the per-share amount of the distribution. (If your distributions are reinvested, the total value of your holdings will not change.)

Dividends for each class will be calculated at the same time, in the same manner and will be the same amount prior to deduction of expenses. Expenses attributable solely to a class of shares will be paid exclusively by that class.

Reinvestments

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o you request the Fund in writing or by phone to pay distributions to you in cash, or

o you direct the Fund to invest your distributions in the same class of another publicly available IDS fund for which you have previously opened an account.

The reinvestment price is the net asset value at close of business on the day the distribution is paid. (Your quarterly statement will confirm the amount invested and the number of shares purchased.)


If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.


If the U.S. Postal Service cannot deliver the checks for the cash distributions, we will reinvest the checks into your account at the then-current net asset value and make future distributions in the form of additional shares. Prior to reinvestment, no interest will accrue on amounts represented by uncashed distribution or redemption checks.

Taxes

The Fund has received a Private Letter Ruling from the Internal Revenue Service stating that, for purposes of the Internal Revenue Code, the Fund will be regarded as directly holding its allocable share of the income and gain realized by the Portfolio.

Distributions are subject to federal income tax and also may be subject to state and local taxes. Distributions are taxable in the year the Fund declares them regardless of whether you take them in cash or reinvest them.

Each January, you will receive a tax statement showing the kinds and total amount of all distributions you received during the previous year. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Buying a dividend creates a tax liability. This means buying shares shortly before a net investment income or a capital gain distribution. You pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

Redemptions and exchanges subject you to a tax on any capital gain. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).


Your Taxpayer Identification Number (TIN) is important. As with any financial account you open, you must list your current and correct Taxpayer Identification Number (TIN) -- either your Social Security or Employer Identification number. The TIN must be certified under penalties of perjury on your application when you open an account.

If you do not provide the TIN, or the TIN you report is incorrect, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o        a $50 penalty for each failure to supply your correct TIN
o a civil penalty of $500 if you make a false statement that results in no backup withholding
o        criminal penalties for falsifying information

You also could be subject to backup withholding because you failed to report interest or dividends on your tax return as required.

How to determine the correct TIN

                                                        Use the Social Security or
For this type of account:                               Employer Identification number of:


Individual or joint account                             The individual or one of the individuals listed on
                                                        the joint account


Custodian account of a minor                            The minor
(Uniform Gifts/Transfers to Minors Act)

A living trust                                          The
                                                        grantor-trustee     (the
                                                        person   who   puts  the
                                                        money into the trust)

An irrevocable trust,                                   The legal entity (not the personal representative
pension trust or estate                                 or trustee, unless no legal entity is designated in
                                                        the account title)
 Sole proprietorship
                                                        The owner



Partnership                                             The partnership

Corporate                                               The corporation

Association, club or tax-exempt organization            The organization

For details on TIN requirements, ask your financial advisor or local American Express Financial Advisors office for federal Form W-9, "Request for Taxpayer Identification Number and Certification."

Important: This information is a brief and selective summary of certain federal tax rules that apply to this Fund. Tax matters are highly individual and complex, and you should consult a qualified tax advisor about your personal situation.

How the Fund and Portfolio are organized

Shares

IDS Investment Series, Inc. currently is composed of two funds, each issuing its own series of capital stock: IDS Diversified Equity Income Fund and IDS Mutual. Each fund is owned by its shareholders. Each fund issues shares in three classes
- Class A, Class B and Class Y. Each class has different sales arrangements and bears different expenses. Each class represents interests in the assets of a fund. Par value is one cent per share. Both full and fractional shares can be issued.

The shares of each fund making up IDS Investment Series, Inc. represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

IDS Mutual no longer issues stock certificates.

Voting rights

As a shareholder, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Shares of the Fund have cumulative voting rights. Each class has exclusive voting rights with respect to the provisions of the Fund's distribution plan that pertain to a particular class and other matters for which separate class voting is appropriate under applicable law.

Shareholder meetings

The Fund does not hold annual shareholder meetings. However, the board members may call meetings at their discretion, or on demand by holders of 10% or more of the outstanding shares, to elect or remove board members.

Special considerations regarding master/feeder structure

The Fund pursues its goal by investing its assets in a master fund called the Portfolio. This means that the Fund does not invest directly in securities; rather the Portfolio invests in and manages its portfolio of securities. The Portfolio is a separate investment company, but it has the same goal and investment policies as the Fund. The goal and investment policies of the Portfolio are described under the captions "Investment policies and risks" and "Facts about investments and their risks." Additional information on investment policies may be found in the SAI.

Board considerations: The board considered the advantages and disadvantages of investing the Fund's assets in the Portfolio. The board believes that the master/feeder structure can be in the best interest of the Fund and its shareholders since it offers the opportunity for economies of scale. The Fund may redeem all of its assets from the Portfolio at any time. Should the board determine that it is in the best interest of the Fund and its shareholders to terminate its investment in the Portfolio, it would consider hiring an investment advisor to manage the Fund's assets, or other appropriate options. The Fund would terminate its investment if the Portfolio changed its goal, investment policies or restrictions without the same change being approved by the Fund.

Other feeders: The Portfolio sells securities to other affiliated mutual funds and may sell securities to non-affiliated investment companies and institutional accounts (known as feeders). These feeders buy the Portfolio's securities on the same terms and conditions as the Fund and pay their proportionate share of the Portfolio's expenses. However, their operating costs and sales charges are different from those of the Fund. Therefore, the investment returns for other feeders are different from the returns of the Fund. Information about other feeders may be obtained by calling American Express Financial Advisors at 1-800-AXP-SERV.

Each feeder that invests in the Portfolio is different and activities of its investors may adversely affect all other feeders, including the Fund. For example, if one feeder decides to terminate its investment in the Portfolio, the Portfolio may elect to redeem in cash or in kind. If cash is used, the Portfolio will incur brokerage, taxes and other costs in selling securities to raise the cash. This may result in less investment diversification if entire investment positions are sold, and it also may result in less liquidity among the remaining assets. If in-kind distribution is made, a smaller pool of assets remains that may affect brokerage rates and investment options. In both cases, expenses may rise since there are fewer assets to cover the costs of managing those assets.

Shareholder meetings: Whenever the Portfolio proposes to change a fundamental investment policy or to take any other action requiring approval of its security holders, the Fund will hold a shareholder meeting. The Fund will vote for or against the Portfolio's proposals in proportion to the vote it receives for or against the same proposals from its shareholders.

Board members and officers

Shareholders elect a board that oversees the operations of the Fund and chooses its officers. Its officers are responsible for day-to-day business decisions based on policies set by the board. The board has named an executive committee that has authority to act on its behalf between meetings. Board members and officers serve 47 IDS and IDS Life funds and 15 Master Trust portfolios, except for William H. Dudley, who does not serve the nine IDS Life funds. The board members also serve as members of the board of the Trust which manages the investments of the Portfolio and other accounts. Should any conflict of interest arise between the interests of the shareholders of the Fund and those of the other accounts, the board will follow written procedures to address the conflict.

Independent board members and officers

Chairman of the board

William R. Pearce*
Chairman of the board, Board Services Corporation (provides administrative services to boards including the boards of the IDS and IDS Life funds and Master Trust portfolios).


H. Brewster Atwater, Jr.
Retired chairman and chief executive officer, General Mills, Inc.


Lynne V. Cheney
Distinguished fellow, American Enterprise Institute for Public Policy Research.


Heinz F. Hutter
Retired president and chief operating officer, Cargill, Inc.


Anne P. Jones
Attorney and telecommunications consultant.

Alan K. Simpson
Former United States senator for Wyoming.


Edson W. Spencer
Retired chairman and chief executive officer, Honeywell, Inc.

Wheelock Whitney
Chairman, Whitney Management Company.

C. Angus Wurtele
Chairman of the board, The Valspar Corporation.

Officer

Vice president, general counsel and secretary


Leslie L. Ogg*
President of Board Services Corporation.


Board members and officers associated with AEFC

President

John R. Thomas*
Senior vice president, AEFC.

William H. Dudley*
Senior advisor to the chief executive officer, AEFC.

David R. Hubers*
President and chief executive officer, AEFC.

Officers associated with AEFC

Vice president


Peter J. Anderson*
Senior vice president, AEFC.

Vice president

Frederick C. Quirsfeld*
Vice president, AEFC.

Refer to the SAI for the board members' and officers' biographies.


* Interested person as defined by the Investment Company Act of 1940.


Investment manager

The Portfolio pays AEFC for managing its assets. The Fund pays its proportionate share of the fee. Under the Investment Management Services Agreement, AEFC is paid a fee for these services based on the average daily net assets of the Portfolio, as follows:

Assets                Annual rate
(billions)at each asset level

First    $1.0         0.530%
Next      1.0         0.505
Next      1.0         0.480
Next      3.0         0.455
Over      6.0         0.430

This fee may be increased or decreased by a performance adjustment based on a comparison of performance of Class A shares of the Fund to the Lipper Balanced Fund Index. The maximum adjustment is 0.08% of the Portfolio's average daily net assets on an annual basis.


For the fiscal year ended Sept. 30, 1998, the Portfolio paid AEFC a total investment management fee of 0.47% of its average daily net assets. Under the Agreement, the Portfolio also pays taxes, brokerage commissions and nonadvisory expenses.


Administrator and transfer agent


Under  an   Administrative   Services   Agreement,   the  Fund   pays  AEFC  for
administration and accounting services at an annual rate of 0.04% decreasing in gradual percentages to 0.02% as assets increase.

Under a separate Transfer Agency Agreement, AECSC maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:


         o        Class A  $15
         o        Class B  $16
         o        Class Y  $15

Distributor


The Fund has an exclusive distribution agreement with AEFA. Financial advisors representing AEFA provide information to investors about individual investment programs, the Fund and its operations, new account applications, and exchange and redemption requests. The cost of these services is paid partially by the Fund's sales charges.


Persons who buy Class A shares pay a sales charge at the time of purchase. Persons who buy Class B shares are subject to a contingent deferred sales charge on a redemption in the first six years and pay an asset-based sales charge (also known as a 12b-1 fee) of 0.75% of the Fund's average daily net assets. Class Y shares are sold without a sales charge and without an asset-based sales charge.

Financial advisors may receive different compensation for selling Class A, Class B and Class Y shares. Portions of the sales charge also may be paid to securities dealers who have sold the Fund's shares or to banks and other financial institutions. The amounts of those payments range from 0.8% to 4% of the Fund's offering price depending on the monthly sales volume.

Under a Shareholder Service Agreement, the Fund also pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of average daily net assets for Class A and Class B shares and 0.10% for Class Y shares.


Total expenses paid by the Fund's Class A shares for the fiscal year ended Sept. 30, 1998, were 0.80% of its average daily net assets. Expenses for Class B and Class Y were 1.56% and 0.73%, respectively.


About American Express Financial Corporation

General information

The AEFC family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.

Besides managing investments for all funds in the IDS MUTUAL FUND GROUP, AEFC also manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management on Sept. 30, 1998 were more than $188 billion.

AEFA serves individuals and businesses through its nationwide network of more than 180 offices and more than 8,900 advisors.


Other AEFC subsidiaries provide investment management and related services for pension, profit sharing, employee savings and endowment funds of businesses and institutions.

AEFC is located at IDS Tower 10, Minneapolis, MN 55440-0010. It is a wholly-owned subsidiary of American Express Company (American Express), a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285. The Portfolio may pay brokerage commissions to broker-dealer affiliates of AEFC.

Year 2000

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which would have a material impact on the operations of the Fund. The Fund has no computer systems of its own but is dependent upon the systems maintained by AEFC and certain other third parties.

A comprehensive review of AEFC's computer systems and business processes has been conducted to identify the major systems that could be affected by the Year 2000 issue. Steps are being taken to resolve any potential problems including modification of existing software and the purchase of new software. These measures are scheduled to be completed and tested on a timely basis. AEFC's goal is to complete internal remediation and testing of each of its critical systems by the end of 1998 and to continue compliance efforts through 1999. The Year 2000 readiness of other third parties whose system failures could have an impact on the Fund's operations currently is being evaluated. The companies or governments in which the Fund invests also may be adversely affected by Year 2000 issues. This may affect the value of the Fund's investments. The potential materiality of any impact is not known at this time.

Appendix

Descriptions of derivative instruments

What follows are brief descriptions of derivative instruments the Portfolio may use. At various times the Portfolio may use some or all of these instruments and is not limited to these instruments. It may use other similar types of instruments if they are consistent with the Portfolio's investment goal and policies. For more information on these instruments, see the SAI.

Options and futures contracts - An option is an agreement to buy or sell an instrument at a set price during a certain period of time. A futures contract is an agreement to buy or sell an instrument for a set price on a future date. The Portfolio may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates. Options and futures may be used to hedge the Portfolio's investments against price fluctuations or to increase market exposure.

Asset-backed and mortgage-backed securities - Asset-backed securities include interests in pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases on various types of real and personal property, receivables from revolving credit (credit card) agreements or other categories of receivables. Mortgage-backed securities include collateralized mortgage obligations and stripped mortgage-backed securities. Interest and principal payments depend on payment of the underlying loans or mortgages. The value of these securities may also be affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. The non-mortgage related asset-backed securities do not have the benefit of a security interest in the related collateral. Stripped mortgage-backed securities include interest only (IO) and principal only (PO) securities. Cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments on the underlying mortgage loans or mortgage-backed securities.

Indexed securities - The value of indexed securities is linked to currencies, interest rates, commodities, indexes or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Inverse floaters - Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters.

Structured products - Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option or a forward contract embedded in a note or any of a wide variety of debt, equity and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market and defaults by other parties.

IDS Diversified Equity Income Fund


Prospectus
Nov. 27, 1998


The primary goal of IDS Diversified Equity Income Fund, a part of IDS Investment Series, Inc., is to provide a high level of income. Its secondary goal is to provide capital growth.

The Fund seeks to achieve its goals by investing all of its assets in Equity Income Portfolio of Growth and Income Trust. The Portfolio is managed by American Express Financial Corporation and has the same goals as the Fund. This arrangement is commonly known as a master/feeder structure.

This prospectus contains facts that can help you decide if the Fund is the right investment for you. Read it before you invest and keep it for future reference.

Additional  facts about the Fund are in a Statement  of  Additional  Information
(SAI), filed with the Securities and Exchange Commission (SEC) and available for reference, along with other related materials, on the SEC Internet web site (http://www.sec.gov). The SAI is incorporated by reference. For a free copy, contact American Express Shareholder Service.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please note that the Fund:

o    is not a bank deposit
o    is not federally insured
o    is not endorsed by any bank or government agency
o    is not guaranteed to achieve its goals

American Express Shareholder Service
P.O. Box 534
Minneapolis, MN
55440-0534
800-862-7919
TTY: 800-846-4852
Web site address: http://www.americanexpress.com/advisors

Table of contents

The Fund in brief
         Goals
         Investment policies and risks
         Structure of the Fund
         Manager and distributor
         Portfolio manager
         Alternative purchase arrangements

Sales charge and Fund expenses

Performance
         Financial highlights
         Total returns

Investment policies and risks
         Facts about investments and their risks
         Valuing Fund shares

How  to purchase, exchange  or  redeem shares
         Alternative   purchase arrangements
         How to purchase shares
         How to exchange shares
         How to redeem shares
         Reductions and waivers of the sales charge

Special shareholder services
         Services
         Quick telephone reference

Distributions and taxes
         Dividend and capital gain distributions
         Reinvestments
         Taxes
         How to determine the correct TIN

How the Fund and Portfolio are organized
         Shares
         Voting rights
         Shareholder meetings
         Special considerations regarding master/feeder structure Board members and officers Investment manager Administrator and transfer agent Distributor

About American Express Financial Corporation
         General information
         Year 2000

Appendices
         Description of corporate bond ratings
         Descriptions of derivative instruments

The Fund in brief

Goals

IDS Diversified Equity Income Fund (the Fund) seeks to provide shareholders with a high level of current income and, as a secondary goal, steady growth of capital. It does so by investing all of its assets in Equity Income Portfolio (the Portfolio) of Growth and Income Trust (the Trust) rather than by directly investing in and managing its own portfolio of securities. Both the Fund and the Portfolio are diversified investment companies that have the same goals. Because any investment involves risk, achieving these goals cannot be guaranteed. The goals can be changed only by holders of a majority of outstanding securities.

The Fund may withdraw its assets from the Portfolio at any time if the board determines that it is in the best interests of the Fund to do so. In that event, the Fund would consider what action should be taken, including whether to retain an investment advisor to manage the Fund's assets directly or to reinvest all of the Fund's assets in another pooled investment entity.

Investment policies and risks

Both the Fund and the Portfolio have the same investment policies. Accordingly, the Portfolio invests primarily in dividend-paying stocks. The Portfolio also invests in other common stocks, foreign securities, convertible securities, debt securities, derivative instruments and money market instruments. Some of the Portfolio's investments may be considered speculative and involve additional investment risks. For further information, refer to the later section in the prospectus titled "Investment policies and risks."

Structure of the Fund

This Fund uses what is commonly known as a master/feeder structure. This means that the Fund (the feeder fund) invests all of its assets in the Portfolio (the master fund). The Portfolio invests in and manages the securities and has the same goals and investment policies as the Fund. This structure is described in more detail in the section captioned "Special considerations regarding master/feeder structure." Here is an illustration of the structure:

                                           Investors buy
                                        shares in the Fund

                                         The Fund invests
                                         in the Portfolio

                                       The Portfolio invests
                                        in securities, such
                                        as stocks or bonds

Manager and distributor

The Portfolio is managed by American Express Financial Corporation (AEFC), a provider of financial services since 1894. AEFC currently manages more than $74 billion in assets for the IDS MUTUAL FUND GROUP. Shares of the Fund are sold through American Express Financial Advisors Inc.
(AEFA), a wholly-owned subsidiary of AEFC.

Portfolio manager

Kurt Winters joined AEFC in 1987 and serves as senior portfolio manager. He has managed the assets of the Portfolio since December 1997. Kurt is responsible for overall investment management, including the determination of the sectors in which the Portfolio will invest. A team of research professionals makes investment decisions within those sectors. From 1992 to 1995, he managed IDS Life Series Fund, Managed Portfolio. He was appointed to manage IDS Discovery Fund in 1995. He also manages IDS Equity Value Fund, IDS Progressive Fund and Balanced Portfolio.

Alternative purchase arrangements

The Fund offers its shares in three classes. Class A shares are subject to a sales charge at the time of purchase. Class B shares are subject to a contingent deferred sales charge (CDSC) on redemptions made within six years of purchase and an annual distribution (12b-1) fee. Class Y shares are sold without a sales charge to qualifying institutional investors.

Sales charge and Fund expenses

Shareholder transaction expenses are incurred directly by an investor on the purchase or redemption of Fund shares. Fund operating expenses are paid out of Fund assets for each class of shares and include expenses charged by both the Fund and the Portfolio. Operating expenses are reflected in the Fund's daily share price and dividends, and are not charged directly to shareholder accounts.


Shareholder transaction expenses
                                                    Class A           Class B          Class Y
Maximum sales charge on purchases*
(as a percentage of offering price)                    5%                0%               0%
Maximum deferred sales charge
imposed on redemptions (as a
percentage of original purchase price)                 0%                5%               0%

Annual Fund and allocated Portfolio operating expenses (as a percentage of average daily net assets):


                                                    Class A             Class B            Class Y
Management fee**                                    0.49%               0.49%              0.49%
12b-1 fee                                           0.00%               0.75%              0.00%
Other expenses***                                   0.37%               0.38%              0.29%
Total                                               0.86%               1.62%              0.78%

*This charge may be reduced  depending on your total  investments  in IDS funds.
See "Reductions of the sales charge." **The management fee is paid by the Trust on behalf of the Portfolio. ***Other expenses include an administrative services fee, a shareholder services fee, a transfer agency fee and other nonadvisory expenses.


Example: Suppose for each year for the next 10 years, Fund expenses are as above and annual return is 5%. If you sold your shares at the end of the following years, for each $1,000 invested, you would pay total expenses of:

                        1 year                3 years              5 years               10 years
Class A                     $58                   $76                $ 95                 $151
Class B                     $66                   $91                $108                 $172**
Class B*                    $16                   $51                $ 88                 $172**
Class Y                     $ 8                   $25                $ 43                 $ 97


*Assuming Class B shares are not redeemed at the end of the period.
**Based on conversion of Class B shares to Class A shares in the ninth year.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown. Because Class B pays annual distribution (12b-1) fees, long-term shareholders of Class B may indirectly pay an equivalent of more than a 6.25% sales charge, the maximum permitted by the National Association of Securities Dealers.


                        Performance
                        Financial highlights

                        Fiscal period ended Sept. 30,
                        Per share income and capital changes(a)
                                                            Class A
                            1998     1997     1996     1995     1994     1993     1992    1991b

Net asset value,          $10.39    $8.96    $7.89    $7.66    $7.73    $6.48    $5.98    $5.00
beginning of period
                        Income from investment operations:
Net investment income (loss) .23      .34      .27      .30      .27      .28      .31      .30

Net gains (losses)          (.43)    2.04     1.06      .53      .20     1.31      .58      .98
(both realized
and unrealized)

Total from investment       (.20)    2.38     1.33      .83      .47     1.59      .89     1.28
operations

                        Less distributions:
Dividends from net          (.23)    (.33)    (.26)    (.29)    (.27)    (.28)    (.30)    (.30)
investment income

Distributions from         (1.00)    (.62)      --     (.31)    (.27)    (.06)    (.09)      --
realized gains

Total distributions        (1.23)    (.95)    (.26)    (.60)    (.54)    (.34)    (.39)    (.30)

Net asset value,           $8.96   $10.39    $8.96    $7.89    $7.66    $7.73    $6.48    $5.98
end of period

                        Ratios/supplemental data
                                                            Class A
                            1998     1997     1996     1995     1994     1993     1992    1991b

Net assets, end of        $1,828   $1,789   $1,292   $1,091     $936     $487     $162      $23
period (in millions)

Ratio of expenses to        .86%     .88%     .93%     .94%     .88%     .96%   1.08%d    .90%e
average daily net assets(c)

Ratio of net income (loss) 2.27%    3.62%    3.18%    3.95%    3.75%    3.94%   4.79%d   5.97%e
to average daily net assets

Portfolio turnover rate      97%      81%      84%      98%      95%      73%      34%      74%
(excluding short-term
securities)


Total return(f)           (2.2%)   28.1%    17.0%    11.8%     6.3%    25.0%    15.4%    25.9%

Average brokerage         $.0487   $.0482   $.0345       --       --       --       --       --
commission rate(g)

a  For a share outstanding throughout the period.  Rounded to the nearest cent.
b  Inception date. Period from Oct. 15, 1990 to Sept. 30, 1991.
c  Effective fiscal year 1996, expense ratio is based on total expenses of the
   Fund before reduction of earnings credits on cash balances.
d  During the period from Oct 1, 1991, to Feb. 19, 1992,  AEFC reimbursed the
   Fund for  expenses  in excess of 0.9% of its average  daily net assets, on an annual basis.  Had AEFC not done so, the ratios of expenses and net investment  income would have been 1.13% and 4.74%,  respectively.
e  For the period ended Sept. 30, 1991,  AEFC  reimbursed  the Fund for expenses in excess of 0.9% of its average daily  net  assets,  on an annual
   basis.  Had AEFC not done so,  the  ratios of expenses   and  net investment
   income  would  have  been  1.34%  and  5.53%, respectively.
f  Total  return  does  not  reflect  payment  of a  sales  charge.
g  Effective fiscal year 1996,  the Fund is  required  to  disclose  an average brokerage commission rate per share for security trades on which commissions are charged.  The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.




                        Fiscal period ended Sept. 30,
                        Per share income and capital changes(a)
                                          Class B                             Class Y
                            1998     1997     1996    1995b              1998     1997     1996    1995b

Net asset value,          $10.39    $8.96    $7.89    $7.13            $10.40    $8.96    $7.89    $7.13
beginning of period

                        Income from investment operations:
Net investment income  (loss).15      .27      .20      .19               .24      .35      .28      .22

Net gains (losses)          (.42)    2.04     1.06      .74              (.44)    2.05     1.06      .74
(both realized
and unrealized)

Total from investment       (.27)    2.31     1.26      .93              (.20)    2.40     1.34      .96
operations

                        Less distributions:
Dividends from net          (.16)    (.26)    (.19)    (.17)             (.24)    (.34)    (.27)    (.20)
investment income

Distributions from         (1.00)    (.62)      --       --             (1.00)    (.62)      --       --
realized gains

Total distributions        (1.16)    (.88)    (.19)    (.17)            (1.24)    (.96)    (.27)    (.20)


Net asset value,           $8.96   $10.39    $8.96    $7.89             $8.96   $10.40    $8.96    $7.89
end of period

                        Ratios/supplemental data
                                           Class B                                      Class Y
                            1998     1997     1996    1995b              1998     1997     1996    1995b
Net assets, end of          $505     $350     $125      $32               $76      $79      $37      $26
period (in millions)

Ratio of expenses to       1.62%    1.65%    1.69%   1.77%c              .78%     .76%     .76%    .80%c
average daily net assets(d)

Ratio of net income (loss) 1.48%    2.97%    2.56%   3.00%c             2.34%    3.85%    3.38%   3.95%c
to average daily net assets

Portfolio turnover rate      97%      81%      84%      98%               97%      81%      84%      98%
(excluding short-term
securities)

Total return(e)            (2.9%)   27.2%    16.2%    13.1%             (2.1%)   28.3%    17.3%    13.6%

Average brokerage         $.0487   $.0482   $.0345       --            $.0487   $.0482   $.0345       --
commission rate(f)

a  For a share outstanding throughout the period.  Rounded to the nearest cent.
b  Inception date was March 20, 1995.
c  Adjusted to an annual basis.
d Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
e  Total return does not reflect payment of a sales charge.
f Effective fiscal year 1996, the Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.


The information in these tables has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.

Total returns

Total return is the sum of all of your returns for a given period, assuming you reinvest all distributions. It is calculated by taking the total value of shares you own at the end of the period (including shares acquired by reinvestment), less the price of shares you purchased at the beginning of the period.

Average annual total return is the annually compounded rate of return over a given time period (usually two or more years). It is the total return for the period converted to an equivalent annual figure.


Average annual total returns as of Sept. 30, 1998

                                                  Since                                   Since
Purchase                      1 year              inception           5 years             inception
made                          ago                 (B&Y)               ago                 (A)
----------------------------- ------------------- ------------------- ------------------- -------------------
Diversified
Equity Income:
     Class A                  -7.06%                   --%            +10.63%             +14.84%***
     Class B                  -6.36%                +14.31%               --%                 --%
     Class Y                  -2.11%                +15.75%*              --%                 --%
S&P 500                       +9.06%                +24.67%**         +19.90%             +19.45%****

Lipper Equity Income Fund     +1.29%                +18.06%**         +14.04%             +16.15%****
Index

*Inception date was March 20, 1995.
**Measurement period started April 1, 1995.
***Inception date was Oct. 15, 1990.
****Measurement period started Nov. 1, 1990.

Cumulative total returns as of Sept. 30, 1998

                                                  Since                                   Since
Purchase                      1 year              inception           5 years             inception
made                          ago                 (B&Y)               ago                 (A)
----------------------------- ------------------- ------------------- ------------------- --------------------
Diversified
Equity Income:
     Class A                  -7.06%                  --%             +65.69%             +200.84%***
     Class B                  -6.36%              +59.52%*                --%                 --%
     Class Y                  -2.11%              +67.67%*                --%                 --%
S&P 500                       +9.06%              +117.87%**          +147.82%            +309.18%****

Lipper Equity Income Fund     +1.29%              +78.78%**           +92.86%             +227.61%****
Index

*Inception date was March 20, 1995.
**Measurement period started April 1, 1995.
***Inception date was Oct. 15, 1990.
****Measurement period started Nov. 1, 1990.

These examples show total returns from hypothetical investments in Class A, Class B and Class Y shares of the Fund. These returns are compared to those of popular indexes for the same periods. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees. Past performance for Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges although not for other differences in expenses.

For purposes of calculation, information about the Fund assumes:
o        a sales charge of 5% for Class A shares
o redemption at the end of the period and deduction of the applicable contingent deferred sales charge for Class B shares
o        no sales charge for Class Y shares
o no adjustments for taxes an investor may have paid on the reinvested income and capital gains
o a period of widely fluctuating securities prices. Returns shown should not be considered a representation of the Fund's future performance.

Standard & Poor's 500 Stock Index (S&P 500), an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Lipper Equity Income Fund Index, an unmanaged index published by Lipper Analytical Services, Inc., includes 30 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Investment policies and risks

The policies described below apply both to the Fund and the Portfolio. Under normal market conditions, the Portfolio will invest at least 65% of its net assets in dividend-paying common and preferred stocks. Often these stocks are issued by established companies in the utilities, financial, consumer and energy sectors of the economy. In selecting stocks, the investment manager will look at factors such as the current dividend, the present price of the security, the ability of the company to maintain and increase the dividend, and the likelihood the company will continue to grow.

The other  assets of the  Portfolio  will be  invested in other  common  stocks,
foreign  securities,   convertible  securities,   debt  securities,   derivative
instruments and money market instruments.

The various types of investments the investment manager uses to achieve investment performance are described in more detail in the next section and in the SAI.

Facts about investments and their risks

Common stocks: Stock prices are subject to market fluctuations. Stocks of larger, established companies that pay dividends may be less volatile than the stock market as a whole.

Preferred stocks: If a company earns a profit, it generally must pay its preferred stockholders a dividend at a pre-established rate.

Convertible securities: These securities generally are preferred stocks or bonds that can be exchanged for other securities, usually common stock, at prestated prices. When the trading price of the common stock makes the exchange likely, convertible securities trade more like common stock.

Debt securities: The price of bonds generally falls as interest rates increase, and rises as interest rates decrease. The price of bonds also fluctuates if the credit rating is upgraded or downgraded. The price of bonds below investment grade may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. They have greater price fluctuations, are more likely to experience a default and sometimes are referred to as junk bonds. Reduced market liquidity for these bonds may occasionally make it more difficult to value them. In valuing bonds, the Portfolio relies both on independent rating agencies and on the investment manager's credit analysis. Securities that are subsequently downgraded in quality may continue to be held by the Portfolio and will be sold only when the investment manager believes it is advantageous to do so. No more than 20% of the Portfolio's net assets may be invested in bonds below investment grade unless the bonds are convertible securities.


For the fiscal year ended Sept. 30, 1998, the Portfolio held less than 5% of its average daily net assets in bonds rated below investment grade.


Debt securities sold at a deep discount: Some bonds are sold at deep discounts because they do not pay interest until maturity. They include zero coupon bonds and PIK (pay-in-kind) bonds. Because such securities do not pay current cash income, the market value of these securities may be subject to greater volatility than other debt securities. To comply with tax laws, the Portfolio has to recognize a computed amount of interest income and pay dividends to shareholders even though no cash has been received. In some instances, the Portfolio may have to sell securities to have sufficient cash to pay the dividends.


Foreign investments: There are risks when investing in securities of foreign companies and governments in addition to those assumed when investing in domestic securities. These risks are classified as country risk, currency risk, and custody risk. Each can adversely affect the value of an investment. Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight, the possibility of government-imposed restrictions, even the nationalization of assets. Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Portfolio holds securities valued in local currency or holds the currency, changes in the exchange rate add or subtract from the asset value of the Portfolio. Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring. The risks of foreign investments are managed carefully but the Portfolio cannot guarantee against losses that might result from them. The Portfolio may invest up to 25% of its total assets in foreign investments.


Derivative instruments: The investment manager may use derivative instruments in addition to securities to achieve investment performance. Derivative instruments include futures, options and forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment and a daily change in price based on or derived from a security, a currency, a group of securities or currencies, or an index. A number of strategies or combination of instruments can be used to achieve the desired investment performance characteristics. A small change in the value of the underlying security, currency or index will cause a sizable gain or loss in the price of the derivative instrument. Derivative instruments allow the investment manager to change the investment performance characteristics very quickly and at lower costs. Risks include losses of premiums, rapid changes in prices, defaults by other parties and inability to close such instruments. The Portfolio will use derivative instruments only to achieve the same investment performance characteristics it could achieve by directly holding those securities and currencies permitted under the investment policies. The Portfolio will designate cash or appropriate liquid assets to cover its portfolio obligations. No more than 5% of the Portfolio's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions. This does not, however, limit the portion of the Portfolio's assets at risk to 5%. The Portfolio is not limited as to the percentage of its assets that may be invested in permissible investments, including derivatives, except as otherwise explicitly provided in this prospectus or the SAI. For descriptions of these and other types of derivative instruments, see the Appendix to this prospectus and the SAI.

Securities and other instruments that are illiquid: A security or other instrument is illiquid if it cannot be sold quickly in the normal course of business. Some investments cannot be resold to the U.S. public because of their terms or government regulations. Securities and instruments, however, can be sold in private sales, and many may be sold to other institutions and qualified buyers or on foreign markets. The investment manager will follow guidelines established by the board and consider relevant factors such as the nature of the security and the number of likely buyers when determining whether a security is illiquid. No more than 10% of the Portfolio's net assets will be held in securities and other instruments that are illiquid.

Money market instruments: Short-term debt securities rated in the top two grades or the equivalent are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Generally, less than 25% of the Portfolio's total assets are in these money market instruments. However, for temporary defensive purposes these investments could exceed that amount for a limited period of time.

The investment policies described above may be changed by the boards.

Lending portfolio securities: The Portfolio may lend its securities to earn income so long as borrowers provide collateral equal to the market value of the loans. The risks are that borrowers will not provide collateral when required or return securities when due. Unless a majority of the outstanding voting securities approve otherwise, loans may not exceed 30% of the Portfolio's net assets.

Valuing Fund shares

The public offering price is the net asset value (NAV) adjusted for the sales charge for Class A. It is the NAV for Class B and Class Y.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business, normally 3 p.m. Central time, each business day (any day the New York Stock Exchange is open).

To establish the net assets, all securities held by the Portfolio are valued as of the close of each business day. In valuing assets:

o    Securities and assets with available market values are valued on that basis

o    Securities maturing in 60 days or less are valued at amortized cost

o Assets without readily available market values are valued according to methods selected in good faith by the board

How to purchase, exchange or redeem shares

Alternative purchase arrangements

The Fund offers three  different  classes of shares - Class A, Class B and Class
Y. The primary differences among the classes are in the sales charge structures and in their ongoing expenses. These differences are summarized in the table below. You may choose the class that best suits your circumstances and objectives.

                    Sales charge and
                    distribution
                    (12b-1) fee                  Service fee                    Other information

Class A             Maximum initial sales        0.175% of average daily net    Initial sales charge
                    charge of 5%; no 12b-1 fee   assets                         waived or reduced for
                                                                                certain purchases

Class B             No initial sales charge;     0.175% of average daily net    Shares convert to Class A
                    maximum CDSC of 5%           assets                         in the ninth year of
                    declines to 0% after six                                    ownership; CDSC waived in
                    years; 12b-1 fee of 0.75%                                   certain circumstances
                    of average daily net assets


Class Y             None                         0.10% of average daily net     Available only to certain
                                                 assets                         qualifying institutional
                                                                                investors

Conversion of Class B shares to Class A shares - During the ninth calendar year of owning your Class B shares, Class B shares will convert to Class A shares and will no longer be subject to a distribution fee. Class B shares that convert to Class A shares are not subject to a sales charge. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares. This means more of your money will be put to work for you.

Considerations in determining whether to purchase Class A or Class B shares - You should consider the information below in determining whether to purchase Class A or Class B shares. The distribution fee (included in "Ongoing expenses") and sales charges are structured so that you will have approximately the same total return at the end of eight years regardless of which class you chose.

Sales charges on purchase or redemption

If you purchase Class A shares

o You will not have all of your purchase price invested. Part of your purchase price will go to pay the sales charge. You will not pay a sales charge when you redeem your shares.

o        You will be able to take advantage of reductions in the sales charge.

If you purchase Class B shares

o All of your money is invested in shares of stock. However, you will pay a sales charge if you redeem your shares within six years of purchase.

o        No reductions of the sales charge are available for large purchases.

If your investments in IDS funds that are subject to a sales charge total $250,000 or more, you are better off paying the reduced sales charge in Class A than paying the higher fees in Class B. If you qualify for a waiver of the sales charge, you should purchase Class A shares.

Ongoing expenses

If you purchase Class A shares

o Your shares will have a lower expense ratio than Class B shares because Class A does not pay a distribution fee and the transfer agency fee for Class A is lower than the fee for Class B. As a result, Class A shares will pay higher dividends than Class B shares.

If you purchase Class B shares

o The distribution and transfer agency fees for Class B will cause your shares to have a higher expense ratio and to pay lower dividends than Class A shares. In the ninth year of ownership, Class B shares will convert to Class A shares and you will no longer be subject to higher fees.

You should consider how long you plan to hold your shares and whether the accumulated higher fees and CDSC on Class B shares prior to conversion would be less than the initial sales charge on Class A shares. Also consider to what extent the difference would be offset by the lower expenses on Class A shares. To help you in this analysis, the example in the "Sales charge and Fund expenses" section of the prospectus illustrates the charges applicable to each class of shares.

Class Y shares - Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee.
The following investors are eligible to purchase Class Y shares:

o        Qualified employee benefit plans* if the plan:
         - uses a daily transfer recordkeeping service offering participants daily access to IDS funds and has
         -    at least $10  million in plan assets or
         -    500 or more participants; or
         -    does not use daily transfer recordkeeping and has
         -    at least $3 million  invested  in funds of the IDS  MUTUAL  FUND
              GROUP or
         -    500 or more participants.


o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These organizations must have at least $10 million invested in funds of the IDS MUTUAL FUND GROUP.

o        Nonqualified   deferred  compensation  plans*  whose  participants  are
         included in a qualified employee benefit plan described above.

* Eligibility must be determined in advance by AEFA. To do so, contact your financial advisor.

How to purchase shares

If you are investing in this Fund for the first time, you will need to set up an account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

Important: When opening an account, you must provide your correct Taxpayer Identification Number (Social Security or Employer Identification number). See "Distributions and taxes."

When you purchase shares for a new or existing account, the price you pay per share is determined at the close of business on the day your investment is received and accepted at the Minneapolis headquarters.

Purchase policies:

o        Investments   must  be  received  and   accepted  in  the   Minneapolis
         headquarters on a business day before 3 p.m. Central time to be included in your account that day and to receive that day's share price. Otherwise, your purchase will be processed the next business day and you will pay the next day's share price.

o        The minimums allowed for investment may change from time to time.


o Wire orders can be accepted only on days when your bank, American Express Client Service Corporation (AECSC), the Fund and Norwest Bank Minneapolis are open for business.


o Wire purchases are completed when wired payment is received and the Fund accepts the purchase.


o AECSC and the Fund are not responsible for any delays that occur in wiring funds, including delays in processing by the bank.


o        You must pay any fee the bank charges for wiring.

o        The Fund reserves the right to reject any application for any reason.

o If your application does not specify which class of shares you are purchasing, it will be assumed that you are investing in Class A shares.

                                       Three ways to invest

1  By regular account

Send your check and application (or your name and account number if you have an established account) to:

American Express Financial Advisors Inc.
P.O. Box 74
Minneapolis, MN 55440-0074

Your financial advisor will help you with this process.

Minimum amounts
Initial investment:                         $   2,000
Additional investments:                     $     100
Account balances:                           $     300*
Qualified retirement accounts:                   none

2  By scheduled investment plan

Contact your financial advisor to set up one of the following scheduled plans:

o        automatic payroll deduction

o        bank authorization

o        direct deposit of Social Security check

o        other plan approved by the Fund


Minimum amounts
Initial investment:            $     100
Additional investments:        $     100/each payment for nonqualified accounts
                               $      50/each payment for qualified accounts
Account balances:                     none
(on active plans of monthly payments)


If account balance is below $2,000, frequency of payments must be at least monthly.

3  By wire

If you have an established account, you may wire money to:


Norwest Bank Minnesota
Routing Transit No. 091000019

Give these instructions: Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name).


If this information is not included, the order may be rejected and all money received by the Fund, less any costs the Fund or AECSC incurs, will be returned promptly.

Minimum amounts
Each wire investment:                       $   1,000


*If your account balance falls below $300, you will be asked in writing to bring it up to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be redeemed and the proceeds mailed to you. If you are in a "wrap-fee" program sponsored by AEFA and your wrap program balance falls below the required program minimum or is terminated, your shares will be redeemed and the proceeds mailed to you.


How to exchange shares

You can exchange your shares of the Fund at no charge for shares of the same class of any other publicly offered fund in the IDS MUTUAL FUND GROUP available in your state. Exchanges into IDS Tax-Free Money Fund must be made from Class A shares. For complete information on any other fund, including fees and expenses, read that fund's prospectus carefully.

If your exchange request arrives at the Minneapolis headquarters before the close of business, your shares will be redeemed at the net asset value set for that day. The proceeds will be used to purchase new fund shares the same day. Otherwise, your exchange will take place the next business day at that day's net asset value.

For tax purposes, an exchange represents a redemption and purchase and may result in a gain or loss. However, you cannot use the sales charge imposed on the purchase of Class A shares to create or increase a tax loss (or reduce a taxable gain) by exchanging from the Fund within 91 days of your purchase. For further explanation, see the SAI.

How to redeem shares

You can redeem your shares at any time. American Express Shareholder Service will mail payment within seven days after receiving your request.

When you redeem shares, the amount you receive may be more or less than the amount you invested. Your shares will be redeemed at net asset value, minus any applicable sales charge, at the close of business on the day your request is accepted at the Minneapolis headquarters. If your request arrives after the close of business, the price per share will be the net asset value, minus any applicable sales charge, at the close of business on the next business day.

A redemption is a taxable transaction. If the proceeds from your redemption are more or less than the cost of your shares, you will have a gain or loss, which can affect your tax liability. Redeeming shares held in an IRA or qualified retirement account may subject you to certain federal taxes, penalties and reporting requirements. Consult your tax advisor.

                      Two ways to request an exchange or redemption of shares

1  By letter

Include in your letter:
o        the name of the fund(s)
o        the class of shares to be exchanged or redeemed
o your account number(s) (for exchanges, both funds must be registered in the same ownership)
o        your Taxpayer Identification Number (TIN)
o        the dollar amount or number of shares you want to exchange or redeem
o        signature of all registered account owners
o        for redemptions, indicate how you want your money delivered to you
o        any paper certificates of shares you hold

Regular mail:
         American Express Shareholder Service
         Attn: Redemptions
         P.O. Box 534
         Minneapolis, MN 55440-0534

Express mail:
         American Express Shareholder Service
         Attn: Redemptions
         733 Marquette Ave.
         Minneapolis, MN 55402

2  By phone

American Express Financial Advisors Telephone Transaction Service:
800-437-3133 or
612-671-3800


o The Fund and AECSC will honor any telephone exchange or redemption request believed to be authentic and will use reasonable procedures to confirm that they are. This includes asking identifying questions and tape recording calls. If reasonable procedures are followed, the Fund or AECSC will not be liable for any loss resulting from fraudulent requests.


o Phone exchange and redemption privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts unless you request these privileges NOT apply by writing American Express Shareholder Service. Each registered owner must sign the request.


o AECSC answers phone requests promptly, but you may experience delays when call volume is high. If you are unable to get through, use mail procedure as an alternative.


o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o        Phone privileges may be modified or discontinued at any time.

Minimum amount
Redemption:       $100

Maximum amount
Redemption:       $50,000

Exchange policies:

o You may make up to three exchanges within any 30-day period, with each limited to $300,000. These limits do not apply to scheduled exchange programs and certain employee benefit plans or other arrangements through which one shareholder represents the interests of several. Exceptions may be allowed with pre-approval of the Fund.

o        Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o        Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is obtained from the secured party.


o AECSC and the Fund reserve the right to reject any exchange, limit the amount, or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.


Redemption policies:

     o A "change of mind" option allows you to change your mind after requesting a redemption and to use all or part of the proceeds to purchase new shares in the same account from which you redeemed. If you reinvest in Class A, you will purchase the new shares at net asset value rather than the offering price on the date of a new purchase. If you reinvest in Class B, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 30 days of the date your redemption request was received. Include your account number and mention this option. This privilege may be limited or withdrawn at any time, and it may have tax consequences.

     o A telephone redemption request will not be allowed within 30 days of a phoned-in address change.

Important: If you request a redemption of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before a check is mailed to you. (A check may be mailed earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.)

                       Three ways to receive payment when you redeem shares

1  By regular or express mail

o        Mailed to the address on record
o        Payable to names listed on the account
         NOTE: You will be charged a fee if you request express mail delivery.

2  By wire

o        Minimum wire redemption: $1,000
o        Request that money be wired to your bank
o        Bank  account  must be in the same  ownership  as the IDS fund  account
         NOTE:  Pre-authorization  required.  For  instructions,   contact  your
         financial advisor or American Express Shareholder Service.

3  By scheduled payout plan

o        Minimum payment: $50
o Contact your financial advisor or American Express Shareholder Service to set up regular payments to you on a monthly, bimonthly, quarterly, semiannual or annual basis
o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges

Reductions and waivers of the sales charge
Class A - initial sales charge alternative

On purchases of Class A shares, you pay a 5% sales charge on the first $50,000 of your total investment and less on investments after the first $50,000:

Total investment                    Sales charge as a
                                    percentage of:*

                                    Public           Net
                                    offering         amount
                                    price            invested

Up to $50,000                       5.0%             5.26%
Next $50,000                        4.5              4.71
Next $400,000                       3.8              3.95
Next $500,000                       2.0              2.04
$1,000,000 or more                  0.0              0.00

* To calculate the actual sales charge on an investment greater than $50,000 and less than $1,000,000, amounts for each applicable increment must be totaled. See the SAI.

Reductions of the sales charge on Class A shares Your sales charge may be reduced, depending on the totals of:

o        the amount you are investing in this Fund now;

o        the amount of your existing investment in this Fund, if any; and

o the amount you and your primary household group are investing or have in other funds in the IDS MUTUAL FUND GROUP that carry a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.)

Other policies that affect your sales charge:

o IDS Tax-Free Money Fund and Class A shares of IDS Cash Management Fund do not carry sales charges. However, you may count investments in these funds if you acquired shares in them by exchanging shares from IDS funds that carry sales charges.

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar entity, may be added together to reduce sales charges for all shares purchased through that plan.

o If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent.

For more details, see the SAI.

Waivers of the sales charge for Class A shares Sales charges do not apply to:

o Current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses and unmarried children under 21.

o Current or retired American Express financial advisors, their spouses and unmarried children under 21.

o Investors who have a business relationship with a newly associated financial advisor who joined AEFA from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with AEFA, (2) the purchase is made with proceeds of a redemption of shares that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds are the result of a redemption of an equal or greater value where a sales load was previously assessed.


o Qualified employee benefit plans* using a daily transfer record keeping system offering participants daily access to IDS funds.

(Participants in certain qualified plans for which the initial sales charge is waived may be subject to a deferred sales charge of up to 4% on certain redemptions. For more information, see the SAI.)

o Shareholders who have at least $1 million invested in funds of the IDS MUTUAL FUND GROUP. If the investment is redeemed in the first year after purchase, a CDSC of 1% will be charged on the redemption. The CDSC will be waived only in the circumstances described for waivers for Class B shares.

o Purchases made within 30 days after a redemption of shares (up to the amount redeemed):
         - of a product distributed by AEFA in a qualified plan subject to a deferred sales charge or
         - in a qualified plan or account where American Express Trust Company has a recordkeeping, trustee, investment management or investment servicing relationship.

Send the Fund a written request along with your payment, indicating the amount of the redemption and the date on which it occurred.

o Purchases made with dividend or capital gain distributions from the same class of another fund in the IDS MUTUAL FUND GROUP that has a sales charge.


o Purchases made through or under a "wrap fee" product sponsored by AEFA (total amount of all investments must be $50,000); the University of Massachusetts After-Tax Savings Program; the University of Texas System ORP; a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company; or a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

o Purchases made with the proceeds from IDS Life Real Estate Variable Annuity surrenders.


* Eligibility must be determined in advance by AEFA. To do so, contact your financial advisor.

Class B - contingent deferred sales charge alternative

Where a CDSC is imposed on a redemption, it is based on the amount of the redemption and the number of calendar years, including the year of purchase, between purchase and redemption. The following table shows the declining scale of percentages that apply to redemptions during each year after a purchase:

If a redemption is                          The percentage rate
made during the                             for the CDSC is:

First year                                           5%
Second year                                          4%
Third year                                           4%
Fourth year                                          3%
Fifth year                                           2%
Sixth year                                           1%
Seventh year                                         0%

If the amount you are redeeming reduces the current net asset value of your investment in Class B shares below the total dollar amount of all your purchase payments during the last six years (including the year in which your redemption is made), the CDSC is based on the lower of the redeemed purchase payments or market value.

The following example illustrates how the CDSC is applied. Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividend and capital gain distributions. You could redeem any amount up to $2,000 without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you redeemed $2,500, the CDSC would apply only to the $500 that represented part of your original purchase price. The CDSC rate would be 4% because a redemption after 15 months would take place during the second year after purchase.

Because the CDSC is imposed only on redemptions that reduce the total of your purchase payments, you never have to pay a CDSC on any amount you redeem that represents appreciation in the value of your shares, income earned by your shares or capital gains. In addition, when determining the rate of any CDSC, your redemption will be made from the oldest purchase payment you made. Of course, once a purchase payment is considered to have been redeemed, the next amount redeemed is the next oldest purchase payment. By redeeming the oldest purchase payments first, lower CDSCs are imposed than would otherwise be the case.

Waivers of the contingent deferred sales charge The CDSC on Class B shares will be waived on redemptions of shares:


o        In the event of the shareholder's death,
o        Held in a trusteed employee benefit plan,
o Held in IRAs or certain qualified plans for which American Express Trust Company acts as custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:
       - at least 59-1/2 years old, and
       - taking a retirement distribution (if the redemption is part of a transfer to an IRA or qualified plan in a product distributed by AEFA, or a custodian-to-custodian transfer to a product not distributed by AEFA, the CDSC will not be waived), or
       - redeeming under an approved substantially equal periodic payment arrangement.


Special shareholder services

Services

To help you track and evaluate the performance of your investments, AECSC provides these services:


Quarterly statements featuring: (1) a list of all your holdings and transactions during the previous three months and (2) personalized mutual fund performance information about your specific account.


Yearly tax statements featuring average-cost-basis reporting of capital gains or losses if you redeem your shares along with distribution information which simplifies tax calculations.

A personalized mutual fund progress report detailing returns on your initial investment and cash-flow activity in your account. It calculates a total return to reflect your individual history in owning Fund shares. This report is available from your financial advisor.

Quick telephone reference

American Express Financial Advisors Telephone Transaction Service
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements
National/Minnesota:        800-437-3133
Mpls./St. Paul area:       612-671-3800

TTY Service
For the hearing impaired
800-846-4852

American Express Financial Advisors Easy Access Line
Automated account information (TouchTone(R) phones only), including current Fund
prices  and  performance,   account  values  and  recent  account   transactions
800-862-7919

Distributions and taxes

As a shareholder you are entitled to your share of the Fund's net income and any net gains realized on its investments. The Fund distributes dividends and capital gain distributions to qualify as a regulated investment company and to avoid paying corporate income and excise taxes. Dividend and capital gain distributions will have tax consequences you should know about.

Dividend and capital gain distributions


The Portfolio allocates investment income from dividends and interest and net realized capital gains or losses, if any, to the Fund. The Fund deducts direct and allocated expenses from the investment income. The Fund's net investment income is distributed to you at the end of each calendar quarter as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Short-term capital gains are distributed at the end of the calendar year and are included in net investment income. Long-term capital gains are realized when a security is held for more than one year. The Fund will offset any net realized capital gains by any available capital loss carryovers. Net realized long-term capital gains, if any, are distributed at the end of the calendar year as capital gain distributions. Before they are distributed, both net investment income and net long-term capital gains are included in the value of each share. After they are distributed, the value of each share drops by the per-share amount of the distribution. (If your distributions are reinvested, the total value of your holdings will not change.)


Dividends for each class will be calculated at the same time, in the same manner and will be the same amount prior to deduction of expenses. Expenses attributable solely to a class of shares will be paid exclusively by that class.

Reinvestments

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o you request the Fund in writing or by phone to pay distributions to you in cash, or

o you direct the Fund to invest your distributions in the same class of another publicly available IDS fund for which you have previously opened an account.

The reinvestment price is the net asset value at close of business on the day the distribution is paid. (Your quarterly statement will confirm the amount invested and the number of shares purchased.)


If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.


If the U.S. Postal Service cannot deliver the checks for the cash distributions, we will reinvest the checks into your account at the then-current net asset value and make future distributions in the form of additional shares. Prior to reinvestment, no interest will accrue on amounts represented by uncashed distribution or redemption checks.

Taxes

The Fund has received a Private Letter Ruling from the Internal Revenue Service stating that, for purposes of the Internal Revenue Code, the Fund will be regarded as directly holding its allocable share of the income and gain realized by the Portfolio.

Distributions are subject to federal income tax and also may be subject to state and local taxes. Distributions are taxable in the year the Fund declares them regardless of whether you take them in cash or reinvest them.

Each January, you will receive a tax statement showing the kinds and total amount of all distributions you received during the previous year. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Buying a dividend creates a tax liability. This means buying shares shortly before a net investment income or a capital gain distribution. You pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

Redemptions and exchanges subject you to a tax on any capital gain. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).


Your Taxpayer Identification Number (TIN) is important. As with any financial account you open, you must list your current and correct Taxpayer Identification Number (TIN) -- either your Social Security or Employer Identification number. The TIN must be certified under penalties of perjury on your application when you open an account.

If you do not provide the TIN, or the TIN you report is incorrect, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o        a $50 penalty for each failure to supply your correct TIN
o a civil penalty of $500 if you make a false statement that results in no backup withholding
o        criminal penalties for falsifying information

You also could be subject to backup withholding because you failed to report interest or dividends on your tax return as required.

How to determine the correct TIN


                                                        Use the Social Security or
For this type of account:                               Employer Identification number of:


Individual or joint account                             The individual or one of the individuals listed on
                                                        the joint account


Custodian account of a minor                            The minor
(Uniform Gifts/Transfers to Minors Act)

A living trust                                          The
                                                        grantor-trustee     (the
                                                        person   who   puts  the
                                                        money into the trust)

An irrevocable trust,                                   The legal entity (not the personal representative
pension trust or estate                                 or trustee, unless no legal entity is designated in
                                                        the account title)

Sole proprietorship                                     The owner

Partnership                                             The partnership

Corporate                                               The corporation

Association, club or tax-exempt organization            The organization

For details on TIN requirements, ask your financial advisor or local American Express Financial Advisors office for federal Form W-9, "Request for Taxpayer Identification Number and Certification."

Important: This information is a brief and selective summary of certain federal tax rules that apply to this Fund. Tax matters are highly individual and complex, and you should consult a qualified tax advisor about your personal situation.

How the Fund and Portfolio are organized

Shares

IDS Investment Series, Inc. currently is composed of two funds, each issuing its own series of capital stock: IDS Diversified Equity Income Fund and IDS Mutual. Each fund is owned by its shareholders. Each fund issues shares in three classes
- Class A, Class B and Class Y. Each class has different sales arrangements and bears different expenses. Each class represents interests in the assets of a fund. Par value is one cent per share. Both full and fractional shares can be issued.

The shares of each fund making up IDS Investment Series, Inc. represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

Voting rights

As a shareholder, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Shares of the Fund have cumulative voting rights. Each class has exclusive voting rights with respect to the provisions of the Fund's distribution plan that pertain to a particular class and other matters for which separate class voting is appropriate under applicable law.

Shareholder meetings

The Fund does not hold annual shareholder meetings. However, the board members may call meetings at their discretion, or on demand by holders of 10% or more of the outstanding shares, to elect or remove board members.

Special considerations regarding master/feeder structure

The Fund pursues its goal by investing its assets in a master fund called the Portfolio. This means that the Fund does not invest directly in securities; rather the Portfolio invests in and manages its portfolio of securities. The Portfolio is a separate investment company, but it has the same goal and investment policies as the Fund. The goal and investment policies of the Portfolio are described under the captions "Investment policies and risks" and "Facts about investments and their risks." Additional information on investment policies may be found in the SAI.

Board considerations: The board considered the advantages and disadvantages of investing the Fund's assets in the Portfolio. The board believes that the master/feeder structure can be in the best interest of the Fund and its shareholders since it offers the opportunity for economies of scale. The Fund may redeem all of its assets from the Portfolio at any time. Should the board determine that it is in the best interest of the Fund and its shareholders to terminate its investment in the Portfolio, it would consider hiring an investment advisor to manage the Fund's assets, or other appropriate options. The Fund would terminate its investment if the Portfolio changed its goal, investment policies or restrictions without the same change being approved by the Fund.

Other feeders: The Portfolio sells securities to other affiliated mutual funds and may sell securities to non-affiliated investment companies and institutional accounts (known as feeders). These feeders buy the Portfolio's securities on the same terms and conditions as the Fund and pay their proportionate share of the Portfolio's expenses. However, their operating costs and sales charges are different from those of the Fund. Therefore, the investment returns for other feeders are different from the returns of the Fund. Information about other feeders may be obtained by calling American Express Financial Advisors at 1-800-AXP-SERV.

Each feeder that invests in the Portfolio is different and activities of its investors may adversely affect all other feeders, including the Fund. For example, if one feeder decides to terminate its investment in the Portfolio, the Portfolio may elect to redeem in cash or in kind. If cash is used, the Portfolio will incur brokerage, taxes and other costs in selling securities to raise the cash. This may result in less investment diversification if entire investment positions are sold, and it also may result in less liquidity among the remaining assets. If in-kind distribution is made, a smaller pool of assets remains that may affect brokerage rates and investment options. In both cases, expenses may rise since there are fewer assets to cover the costs of managing those assets.

Shareholder meetings: Whenever the Portfolio proposes to change a fundamental investment policy or to take any other action requiring approval of its security holders, the Fund will hold a shareholder meeting. The Fund will vote for or against the Portfolio's proposals in proportion to the vote it receives for or against the same proposals from its shareholders.

Board members and officers

Shareholders elect a board that oversees the operations of the Fund and chooses its officers. Its officers are responsible for day-to-day business decisions based on policies set by the board. The board has named an executive committee that has authority to act on its behalf between meetings. Board members and officers serve 47 IDS and IDS Life funds and 15 Master Trust portfolios, except for William H. Dudley, who does not serve the nine IDS Life funds. The board members also serve as members of the board of the Trust which manages the investments of the Portfolio and other accounts. Should any conflict of interest arise between the interests of the shareholders of the Fund and those of the other accounts, the board will follow written procedures to address the conflict.

Independent board members and officers

Chairman of the board

William R. Pearce*
Chairman of the board, Board Services Corporation (provides administrative services to boards including the boards of the IDS and IDS Life funds and Master Trust portfolios).


H. Brewster Atwater, Jr.
Retired chairman and chief executive officer, General Mills, Inc.


Lynne V. Cheney
Distinguished fellow, American Enterprise Institute for Public Policy Research.


Heinz F. Hutter
Retired president and chief operating officer, Cargill, Inc.


Anne P. Jones
Attorney and telecommunications consultant.

Alan K. Simpson
Former United States senator for Wyoming.


Edson W. Spencer
Retired chairman and chief executive officer, Honeywell, Inc.

Wheelock Whitney
Chairman, Whitney Management Company.

C. Angus Wurtele
Chairman of the board, The Valspar Corporation.

Officer

Vice president, general counsel and secretary


Leslie L. Ogg*
President of Board Services Corporation.


Board members and officers associated with AEFC

President


John R. Thomas*
Senior vice president, AEFC.


William H. Dudley*
Senior advisor to the chief executive officer, AEFC.

David R. Hubers*
President and chief executive officer, AEFC.

Officers associated with AEFC

Vice president

Peter J. Anderson*
Senior vice president, AEFC.

Vice president


Frederick C. Quirsfeld*
Vice president, AEFC.


Refer to the SAI for the board members' and officers' biographies.

* Interested person as defined by the Investment Company Act of 1940.

Investment manager

The Portfolio pays AEFC for managing its assets. The Fund pays its proportionate share of the fee. Under the Investment Management Services Agreement, AEFC is paid a fee for these services based on the average daily net assets of the Portfolio, as follows:

Assets                Annual rate
(billions)at each asset level

First    $0.50        0.530%
Next      0.50        0.505
Next      1.0         0.480
Next      1.0         0.455
Next      3.0         0.430
Over      6.0         0.400


For the fiscal year ended Sept. 30, 1998, the Portfolio paid AEFC a total investment management fee of 0.49% of its average daily net assets. Under the Agreement, the Portfolio also pays taxes, brokerage commissions and nonadvisory expenses.


Administrator and transfer agent


Under  an   Administrative   Services   Agreement,   the  Fund   pays  AEFC  for
administration and accounting services at an annual rate of 0.04% decreasing in gradual percentages to 0.02% as assets increase.

Under a separate Transfer Agency Agreement, AECSC maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:


         o        Class A  $15
         o        Class B  $16
         o        Class Y  $15

Distributor


The Fund has an exclusive distribution agreement with AEFA. Financial advisors representing AEFA provide information to investors about individual investment programs, the Fund and its operations, new account applications, and exchange and redemption requests. The cost of these services is paid partially by the Fund's sales charges.

Persons who buy Class A shares pay a sales charge at the time of purchase. Persons who buy Class B shares are subject to a contingent deferred sales charge on a redemption in the first six years and pay an asset-based sales charge (also known as a 12b-1 fee) of 0.75% of the Fund's average daily net assets. Class Y shares are sold without a sales charge and without an asset-based sales charge.

Financial advisors may receive different compensation for selling Class A, Class B and Class Y shares. Portions of the sales charge also may be paid to securities dealers who have sold the Fund's shares or to banks and other financial institutions. The amounts of those payments range from 0.8% to 4% of the Fund's offering price depending on the monthly sales volume.

Under a Shareholder Service Agreement, the Fund also pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of average daily net assets for Class A and Class B shares and 0.10% for Class Y shares.


Total expenses paid by the Fund's Class A shares for the fiscal year ended Sept. 30, 1998, were 0.86% of its average daily net assets. Expenses for Class B and Class Y were 1.62% and 0.78%, respectively.


About American Express Financial Corporation

General information

The AEFC family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


Besides managing investments for all funds in the IDS MUTUAL FUND GROUP, AEFC also manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management on Sept. 30, 1998 were more than $188 billion.

AEFA serves individuals and businesses through its nationwide network of more than 180 offices and more than 8,900 advisors.


Other AEFC subsidiaries provide investment management and related services for pension, profit sharing, employee savings and endowment funds of businesses and institutions.

AEFC is located at IDS Tower 10, Minneapolis, MN 55440-0010. It is a wholly-owned subsidiary of American Express Company (American Express), a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285. The Portfolio may pay brokerage commissions to broker-dealer affiliates of AEFC.

Year 2000

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which would have a material impact on the operations of the Fund. The Fund has no computer systems of its own but is dependent upon the systems maintained by AEFC and certain other third parties.

A comprehensive review of AEFC's computer systems and business processes has been conducted to identify the major systems that could be affected by the Year 2000 issue. Steps are being taken to resolve any potential problems including modification of existing software and the purchase of new software. These measures are scheduled to be completed and tested on a timely basis. AEFC's goal is to complete internal remediation and testing of each of its critical systems by the end of 1998 and to continue compliance efforts through 1999. The Year 2000 readiness of other third parties whose system failures could have an impact on the Fund's operations currently is being evaluated. The companies or governments in which the Fund invests also may be adversely affected by Year 2000 issues. This may affect the value of the Fund's investments. The potential materiality of any impact is not known at this time.

Appendix A

Description of corporate bond ratings

Bond ratings concern the quality of the issuing corporation. They are not an opinion of the market value of the security. Such ratings are opinions on whether the principal and interest will be repaid when due. A security's rating may change, which could affect its price. Ratings by Moody's Investors Service, Inc. are Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Ratings by Standard & Poor's Corporation are AAA, AA, A, BBB, BB, B, CCC, CC, C and D. The following is a compilation of the two agencies' rating descriptions. For further information, see the SAI.

Aaa/AAA - Judged to be of the best quality and carry the smallest degree of investment risk. Interest and principal are secure.

Aa/AA - Judged to be high-grade although margins of protection for interest and principal may not be quite as good as Aaa or AAA rated securities.

A - Considered upper-medium grade. Protection for interest and principal is deemed adequate but may be susceptible to future impairment.

Baa/BBB - Considered medium-grade obligations. Protection for interest and principal is adequate over the short-term; however, these obligations may have certain speculative characteristics.

Ba/BB - Considered to have speculative elements. The protection of interest and principal payments may be very moderate.

B - Lack characteristics of more desirable investments. There may be small assurance over any long period of time of the payment of interest and principal.

Caa/CCC - Are of poor standing. Such issues may be in default or there may be risk with respect to principal or interest.

Ca/CC - Represent obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C - Are obligations with a higher degree of speculation. These securities have major risk exposures to default.

D - Are in payment default. The D rating is used when interest payments or principal payments are not made on the due date.

Non-rated securities will be considered for investment when they possess a risk comparable to that of rated securities consistent with the Portfolio's objectives and policies. When assessing the risk involved in each non-rated security, the Portfolio will consider the financial condition of the issuer or the protection afforded by the terms of the security.

Definitions of zero-coupon and pay-in-kind securities

A zero-coupon security is a security that is sold at a deep discount from its face value and makes no periodic interest payments. The buyer of such a security receives a rate of return by gradual appreciation of the security, which is redeemed at face value on the maturity date.

A pay-in-kind security is a security in which the issuer has the option to make interest payments in cash or in additional securities. The securities issued as interest usually have the same terms, including maturity date, as the pay-in-kind securities.

Appendix B

Descriptions of derivative instruments

What follows are brief descriptions of derivative instruments the Portfolio may use. At various times the Portfolio may use some or all of these instruments and is not limited to these instruments. It may use other similar types of instruments if they are consistent with the Portfolio's investment goal and policies. For more information on these instruments, see the SAI.

Options and futures contracts - An option is an agreement to buy or sell an instrument at a set price during a certain period of time. A futures contract is an agreement to buy or sell an instrument for a set price on a future date. The Portfolio may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates. Options and futures may be used to hedge the Portfolio's investments against price fluctuations or to increase market exposure.

Indexed securities - The value of indexed securities is linked to currencies, interest rates, commodities, indexes or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Structured products - Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option or a forward contract embedded in a note or any of a wide variety of debt, equity and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market and defaults by other parties.

                           IDS INVESTMENT SERIES, INC.


                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR


                                   IDS MUTUAL


                                  Nov. 27, 1998



This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the Annual Report which may be obtained from your American Express financial advisor or by writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534.


This SAI is dated Nov. 27, 1998, and it is to be used with the prospectus dated Nov. 27, 1998, and the Annual Report for the fiscal year ended Sept. 30, 1998.

IDS Mutual

                                TABLE OF CONTENTS

Goal and Investment Policies.....................................See Prospectus

Additional Investment Policies..............................................p.4

Security Transactions.......................................................p.8

Brokerage Commissions Paid to Brokers Affiliated with
American Express Financial Corporation.....................................p.10

Performance Information....................................................p.11

Valuing Fund Shares........................................................p.12

Investing in the Fund......................................................p.14

Redeeming Shares...........................................................p.18

Pay-out Plans..............................................................p.19

Taxes......................................................................p.20

Agreements.................................................................p.21

Organizational Information.................................................p.25

Board Members and Officers.................................................p.25

Compensation for Fund and Portfolio Board Members..........................p.29

Independent Auditors.......................................................p.30

Financial Statements..........................................See Annual Report

Prospectus.................................................................p.30

Appendix A:       Description of Bond Ratings and Additional
                  Information on Investment Policies....................p.31

Appendix B:       Foreign Currency Transactions.........................p.34

Appendix C:       Investing in Foreign Securities.......................p.39

Appendix D:       Options and Futures Contracts.........................p.40

Appendix E:       Mortgage-Backed Securities............................p.46

Appendix F:       Dollar-Cost Averaging.................................p.47

ADDITIONAL INVESTMENT POLICIES


IDS Mutual (the Fund) pursues its goal by investing all of its assets in Balanced Portfolio (the Portfolio) of Growth and Income Trust (the Trust), a separate investment company, rather than by directly investing in and managing its own portfolio of securities. The Portfolio has the same investment objectives, policies and restrictions as the Fund.


Fundamental investment policies adopted by the Fund or Portfolio cannot be changed without the approval of a majority of the outstanding voting securities of the Fund or Portfolio, respectively, as defined in the Investment Company Act of 1940, as amended (the 1940 Act). Whenever the Fund is requested to vote on a change in the investment policies of the corresponding Portfolio, the Fund will hold a meeting of Fund shareholders and will cast the Fund's vote as instructed by the shareholders.

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies that apply to both the Fund and the Portfolio and may be changed only with shareholder/unitholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund and Portfolio will not:

`Act as an underwriter (sell securities for others). However, under the securities laws, the Portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

`Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Portfolio and Fund have not borrowed in the past and have no present intention to borrow.

`Make cash loans if the total commitment amount exceeds 5% of the Portfolio's total assets.

`Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Portfolio's total assets, based on current market value at time of purchase, can be invested in any one industry.

`Purchase more than 10% of the outstanding voting securities of an issuer.

`Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Portfolio's total assets may be invested without regard to this 5% limitation.

`Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

`Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

`Make a loan of any part of its assets to American Express Financial Corporation
(AEFC), to the board members and officers of AEFC or to its own board members and officers.

`Purchase securities of an issuer if the board members and officers of the Fund, the Portfolio and of AEFC hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund, the Portfolio and of AEFC who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Portfolio will not purchase securities of that issuer.

`Lend Portfolio securities in excess of 30% of its net assets. The current policy of the Portfolio's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Portfolio receives the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the investment manager believes the opportunity for additional income outweighs the risks.

Unless changed by the board, the Fund and Portfolio will not:

`Buy on margin or sell short, except the Portfolio may make margin payments in connection with transactions in futures contracts.

`Invest in a company to control or manage it.

`Pledge or mortgage its assets beyond 15% of total assets. If the Portfolio were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this policy, collateral arrangements for margin deposits on a futures contract are not deemed to be a pledge of assets.

`Invest more than 5% of its total assets in securities of companies, including any predecessors, that have a record of less than three years continuous operations.


`Invest more than 10% of its total assets in securities of investment companies. The Portfolio has no current intention to invest in securities of other investment companies.


`Invest more than 5% of its net assets in warrants.

`Invest in exploration or development programs, such as oil, gas or mineral leases.

`Invest more than 10% of the Portfolio's net assets in securities and derivative instruments that are illiquid. For purposes of this policy illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.

In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the investment manager, under guidelines established by the board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the investment manager, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

The Portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Portfolio does not intend to commit more than 5% of its total assets to these practices. The Portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Portfolio will designate cash or liquid high-grade debt securities at least equal in value to its commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Portfolio's total assets the same as owned securities.

The Portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the Portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The Portfolio also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Portfolio's ability to liquidate the security involved could be impaired.

The Portfolio may invest in foreign securities that are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts also involve the risks of other investments in foreign securities.


For a description of bond ratings and additional information on investment policies, see Appendix A. For a discussion about foreign currency transactions, see Appendix B. For a discussion on investing in foreign securities, see Appendix C. For a discussion on options and futures contracts, see Appendix D. For a discussion on mortgage-backed securities, see Appendix E.

SECURITY TRANSACTIONS

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's and Portfolio's investment goal and policies, which securities will be purchased, held or sold. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

AEFC has a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund or trust for which it acts as investment manager. AEFC carefully monitors compliance with its Code of Ethics.


On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and other funds and trusts in the IDS MUTUAL FUND GROUP for which it acts as investment advisor.


Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Portfolio to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Portfolio it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions shall be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all the funds in the IDS MUTUAL FUND GROUP even though it is not possible to relate the benefits to any particular fund or account.

Each investment decision made for the Portfolio is made independently from any decision made for another portfolio, fund or other account advised by AEFC or any of its subsidiaries. When the Portfolio buys or sells the same security as another portfolio, fund or account, AEFC carries out the purchase or sale in a way the Portfolio agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Portfolio, the Portfolio hopes to gain an overall advantage in execution. AEFC has assured the Fund it will continue to seek ways to reduce brokerage costs.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency and research services.


The Portfolio paid total brokerage commissions of $8,262,117 for the fiscal year ended Sept. 30, 1998, $3,749,845 for fiscal year ended 1997, and $3,836,080 for fiscal year ended 1996. Substantially all firms through whom transactions were executed provide research services.

In fiscal year 1998, transactions amounting to $96,576,000, on which $211,790 in commissions were imputed or paid, were specifically directed to firms in exchange for research services.

As of the fiscal year ended Sept. 30, 1998, the Portfolio held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

                                             Value of Securities owned at
Name of Issuer                                    End of Fiscal Year
--------------                                    ------------------
Bank of America                                      $62,293,339
Bear Stearns                                           21,829,737
First Chicago                                          78,775,000
Fleet Financial                                        12,281,570
Fleet Funding                                          12,420,375
Merrill Lynch                                          19,941,733
Morgan (JP)                                            14,314,500
Morgan Stanley                                          2,360,176
NationsBank                                            49,530,265
Salomon Smith Barney                                   18,465,777
Travelers Group                                        45,281,250

The portfolio turnover rate was 98% in the fiscal year ended Sept. 30, 1998, and 49% in fiscal year 1997.


BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH AMERICAN EXPRESS FINANCIAL CORPORATION

Affiliates of American Express Company (American Express) (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Portfolio according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. AEFC will use an American Express affiliate only if (i) AEFC determines that the Portfolio will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Portfolio and (ii) the affiliate charges the Portfolio commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

Information about brokerage commissions paid by the Portfolio for the last three fiscal years to brokers affiliated with AEFC is contained in the following table:

                       For the Fiscal Year Ended Sept. 30,


                                                       1998                          1997             1996
                                     ----------------------------------------     -----------      ----------
                                                                   Percent of
                                                                    Aggregate
                                      Aggregate                      Dollar        Aggregate
                                       Dollar       Percent of      Amount of       Dollar         Aggregate
                                      Amount of      Aggregate    Transactions     Amount of     Dollar Amount
                         Nature      Commissions     Brokerage      Involving     Commissions    of Commissions
Broker                   of           Paid to       Commissions    Payment of      Paid to       Paid to Broker
                        Affiliation   Broker                      Commissions      Broker

American  Enterprise        (1)        $18,405         0.22%          0.46%         $24,783         $36,239
Investment Services
Inc.

(1)      Wholly-owned subsidiary of AEFC.

PERFORMANCE INFORMATION

The Fund may quote various performance figures to illustrate past performance. Average annual total returns quotations used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

Average annual total return

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)n = ERV

where:         P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Aggregate total return

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                        P

where:          P=  a hypothetical initial payment of $1,000
             ERV =  ending redeemable value of a hypothetical  $1,000 payment, made at the beginning of a period,  at the end of the period
                    (or fractional portion thereof)

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

VALUING FUND SHARES


The value of an individual share for each class is determined by using the net asset value before shareholder transactions for the day. On Oct. 1, 1998, the first business day following the end of the fiscal year, the computation looked like this:


                       Net assets                            Shares
                         before                          outstanding at                     Net asset value
                      shareholder                          the end of                         of one share
                      transactions                        previous day
                    ----------------- ----------------- ----------------- ----------------- -----------------

Class A              $3,012,468,847      divided by       229,608,906          equals            $13.12
Class B                 354,881,827                         27,214,864                            13.04
Class Y              1,321,370,894                        100,714,245                             13.12


In determining net assets before shareholder transactions, the Portfolio's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):


`Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

`Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

`Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

`Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

`Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

`Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

`Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

`Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Portfolio. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The Exchange, AEFC and the Fund will be closed on the following holidays: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

INVESTING IN THE FUND

Sales Charge


Shares of the Fund are sold at the public offering price determined at the close of business on the day an application is accepted. The public offering price is the net asset value of one share adjusted for the sales charge for Class A. For Class B and Class Y, there is no initial sales charge so the public offering price is the same as the net asset value. For Class A, the public offering price for an investment of less than $50,000, made Oct. 1, 1998, was determined by dividing the net asset value of one share, $13.12, by 0.95 (1.00-0.05 for a maximum 5% sales charge) for a public offering price of $13.81. The sales charge is paid to American Express Financial Advisors Inc. (AEFA) by the person buying the shares.


Class A - Calculation of the Sales Charge

Sales charges are determined as follows:

                                                             Within  each
                                                            increment, sales
                                                            charge as a
                                                            percentage of:
                                               ------------------------------------------------------------

                                                          Public                          Net
Amount of Investment                                  Offering Price                Amount Invested
--------------------                                  --------------                ---------------
First      $      50,000                                   5.0%                         5.26%
Next              50,000                                   4.5                          4.71
Next             400,000                                   3.8                          3.95
Next             500,000                                   2.0                          2.04
$1,000,000 or more                                         0.0                          0.00


Sales charges on an investment greater than $50,000 and less than $1,000,000 are calculated for each increment separately and then totaled. The resulting total sales charge, expressed as a percentage of the public offering price and of the net amount invested, will vary depending on the proportion of the investment at different sales charge levels.

For example, compare an investment of $60,000 with an investment of $85,000. The $60,000 investment is composed of $50,000 that incurs a sales charge of $2,500 (5.0% x $50,000) and $10,000 that incurs a sales charge of $450 (4.5% x $10,000). The total sales charge of $2,950 is 4.92% of the public offering price and 5.17% of the net amount invested.

In the case of the $85,000 investment, the first $50,000 also incurs a sales charge of $2,500 (5.0% x $50,000) and $35,000 incurs a sales charge of $1,575 (4.5% x $35,000). The total sales charge of $4,075 is 4.79% of the public offering price and 5.04% of the net amount invested.

The following table shows the range of sales charges as a percentage of the public offering price and of the net amount invested on total investments at each applicable level.

                                                               On total
                                                               investment, sales
                                                               charge as a
                                                               percentage of:
                                               ------------------------------------------------------------
                                                          Public                          Net
                                                      Offering Price                Amount Invested
Amount of investment                                                  ranges from:
----------------------------------------------
First      $      50,000                                   5.00%                       5.26%
Next              50,000 to 100,000                    5.00-4.50                   5.26-4.71
Next             100,000 to 500,000                    4.50-3.80                   4.71-3.95
Next             500,000 to 999,999                    3.80-2.00                   3.95-2.04
$1,000,000 or more                                     0.00                        0.00

The initial sales charge is waived for certain qualified plans that meet the requirements described in the prospectus. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The deferred sales charge on certain redemptions will be waived if the redemption is a result of a participant's death, disability, retirement, attaining age 59 1/2, loans or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge

                             Number of Participants

Total Plan Assets                        1-99          100 or more
-----------------                        ----          -----------
Less than $1 million                         4%                0%
$1 million or more                           0%                0%

-------------------------------------------------------------------------------

Class A - Reducing the Sales Charge

Sales charges are based on the total amount of your investments in the Fund. The amount of all prior investments plus any new purchase is referred to as your "total amount invested." For example, suppose you have made an investment of $20,000 and later decide to invest $40,000 more. Your total amount invested would be $60,000. As a result, $10,000 of your $40,000 investment qualifies for the lower 4.5% sales charge that applies to investments of more than $50,000 and up to $100,000.

The total amount invested includes any shares held in the Fund in the name of a member of your primary household group. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21.

Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) For instance, if your spouse already has invested $20,000 and you want to invest $40,000, your total amount invested will be $60,000 and therefore you will pay the lower charge of 4.5% on $10,000 of the $40,000.

Until a spouse remarries, the sales charge is waived for spouses and unmarried children under 21 of deceased board members, officers or employees of the Fund or AEFC or its subsidiaries and deceased advisors.

The total amount invested also includes any investment you or your immediate family already have in the other publicly offered funds in the IDS MUTUAL FUND GROUP where the investment is subject to a sales charge. For example, suppose you already have an investment of $30,000 in another IDS fund. If you invest $40,000 more in this Fund, your total amount invested in the funds will be $70,000 and therefore $20,000 of your $40,000 investment will incur a 4.5% sales charge.

Finally, Individual Retirement Account (IRA) purchases, or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar entity, may be added together to reduce sales charges for shares purchased through that plan.

Class A - Letter of Intent (LOI)

If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a LOI. The agreement can start at any time and will remain in effect for 13 months. Your investment will be charged normal sales charges until you have invested $1 million. At that time, your account will be credited with the sales charges previously paid. Class A investments made prior to signing a LOI may be used to reach the $1 million total, excluding Cash Management Fund and Tax-Free Money Fund. However, we will not adjust for sales charges on investments made prior to the signing of the LOI. If you do not invest $1 million by the end of 13 months, there is no penalty, you'll just miss out on the sales charge adjustment. A LOI is not an option (absolute right) to buy shares.

Here's an example. You file a LOI to invest $1 million and make an investment of $100,000 at that time. You pay the normal 5% sales charge on the first $50,000 and 4.5% sales charge on the next $50,000 of this investment. Let's say you make a second investment of $900,000 (bringing the total up to $1 million) one month before the 13-month period is up. On the date that you bring your total to $1 million, AEFC makes an adjustment to your account. The adjustment is made by crediting your account with additional shares, in an amount equivalent to the sales charge previously paid.

Systematic Investment Programs


After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments - monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time. If there is no obligation, why do it? Putting money aside is an important part of financial planning. With a systematic investment program, you have a goal to work for.


How does this work? Your regular investment amount will purchase more shares when the net asset value per share decreases, and fewer shares when the net asset value per share increases. Each purchase is a separate transaction. After each purchase your new shares will be added to your account. Shares bought through these programs are exactly the same as any other fund shares. They can be bought and sold at any time. A systematic investment program is not an option or an absolute right to buy shares.

The systematic investment program itself cannot ensure a profit, nor can it protect against a loss in a declining market. If you decide to discontinue the program and redeem your shares when their net asset value is less than what you paid for them, you will incur a loss.


For a discussion on dollar-cost averaging, see Appendix F.


Automatic Directed Dividends

Dividends, including capital gain distributions, paid by another fund in the IDS MUTUAL FUND GROUP subject to a sales charge, may be used to automatically purchase shares in the same class of this Fund without paying a sales charge. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another fund in the IDS MUTUAL FUND GROUP but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse);

Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REDEEMING SHARES

You have a right to redeem your shares at any time. For an explanation of redemption procedures, please see the prospectus.

During an emergency, the board can suspend the computation of net asset value, stop accepting payments for purchase of shares or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

`The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

`Disposal of the Portfolio's securities is not reasonably practicable or it is not reasonably practicable for the Portfolio to determine the fair value of its net assets, or

`The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in the prospectus. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem Class B shares you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect.
Occasional investments, however, may be accepted.

To start any of these plans, please write American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534, or call American Express Financial Advisors Telephone Transaction Service at 800-437-3133 (National/Minnesota) or 612-671-3800 (Mpls./St. Paul). Your authorization must be received in the Minneapolis headquarters at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you'll have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

TAXES

If you buy shares in the Fund and then exchange into another fund, it is considered a redemption and subsequent purchase of shares. Under the tax laws, if this exchange is done within 91 days, any sales charge waived on Class A shares on a subsequent purchase of shares applies to the new shares acquired in the exchange. Therefore, you cannot create a tax loss or reduce a tax gain attributable to the sales charge when exchanging shares within 91 days.

Retirement Accounts

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5% ($100) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.


Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the fiscal year ended Sept. 30, 1998, 31.87% of the Fund's net investment income dividends qualified for the corporate deduction.

Capital gain distributions, if any, received by corporate shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Capital gain distributions, if any, received by individuals should be treated as long-term if held for more than one year. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable.


Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or if 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state and local income tax laws to Fund distributions.

AGREEMENTS

Investment Management Services Agreement


The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC. For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.


Assets                       Annual rate at
(billions)                   each asset level
---------                    ----------------
First       $1.0                   0.530%
Next         1.0                   0.505
Next         1.0                   0.480
Next         3.0                   0.455
Over         6.0                   0.430


On Sept. 30, 1998, the daily rate applied to the Portfolio's net assets was equal to 0.487% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

Before the fee based on the asset charge is paid, it is adjusted for investment performance. The adjustment, determined monthly, will be calculated using the percentage point difference between the change in the net asset value of one Class A share of the Fund and the change in the Lipper Balanced Fund Index
(Index). The performance of one Class A share of the Fund is measured by computing the percentage difference between the opening and closing net asset value of one Class A share of the Fund, as of the last business day of the period selected for comparison, adjusted for dividend or capital gain distributions which are treated as reinvested at the end of the month during which the distribution was made. The performance of the Index for the same period is established by measuring the percentage difference between the beginning and ending Index for the comparison period. The performance is adjusted for dividend or capital gain distributions (on the securities which comprise the Index), which are treated as reinvested at the end of the month during which the distribution was made. One percentage point will be subtracted from the calculation to help assure that incentive adjustments are attributable to AEFC's management abilities rather than random fluctuations and the result multiplied by 0.01%. That number will be multiplied times the Fund's average net assets for the comparison period and then divided by the number of months in the comparison period to determine the monthly adjustment.

Where the Fund's Class A share performance exceeds that of the Index, the base fee will be increased. Where the performance of the Index exceeds the performance of the Fund's Class A share, the base fee will be decreased. The maximum monthly increase or decrease will be 0.08% of the Fund's average net assets on an annual basis.

The 12 month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed. The adjustment decreased the fee by $889,629 for the fiscal year ended Sept. 30, 1998.

The management fee is paid monthly. Under the agreement, the total amount paid was $23,644,896 for the fiscal year ended Sept. 30, 1998, $21,571,200 for fiscal year 1997, and $18,924,906 for fiscal year 1996.

Under the agreement, the Portfolio also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; consultants' fees; compensation of board members, Portfolio officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities of the Portfolio; and expenses properly payable by the Portfolio, approved by the board. Under the agreement, the nonadvisory expenses, net of earnings credit, paid by the Fund and Portfolio were $836,994 for the fiscal year ended Sept. 30, 1998, $578,518 for fiscal year 1997, and $1,744,668 for fiscal year 1996.

In this section, prior to May 13, 1996, the fees and expenses described were paid directly by the Fund. After that date, the management fees were paid by the Portfolio.

Administrative Services Agreement

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets                       Annual rate
(billions)                   each asset level
---------                    ----------------
First       $1.0                   0.040%
Next         1.0                   0.035
Next         1.0                   0.030
Next         3.0                   0.025
Over         6.0                   0.020

On Sept. 30, 1998, the daily rate applied to the Fund's net assets was equal to 0.031% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $1,584,484 for the fiscal year ended Sept. 30, 1998.

Transfer Agency Agreement

The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A and Class Y is $15 per year and for Class B is $16 per year. The fees paid to AECSC may be changed from time to time upon agreement of the parties without shareholder approval. Under the agreement, the Fund paid fees of $5,413,154 for the fiscal year ended Sept. 30, 1998.

Distribution Agreement

Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to AEFA daily. These charges amounted to $6,234,024 for the fiscal year ended Sept. 30, 1998. After paying commissions to personal financial advisors, and other expenses, the amount retained was $293,913. The amounts were $4,945,297 and $277,279 for fiscal year 1997, and $5,005,077 and $327,126 for fiscal year 1996.

Shareholder Service Agreement

The Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of average daily net assets for Class A and Class B and 0.10% for Class Y.

Plan and Agreement of Distribution

For Class B shares, to help AEFA defray the cost of distribution and servicing, not covered by the sales charges received under the Distribution Agreement, the Fund and AEFA entered into a Plan and Agreement of Distribution (Plan). These costs cover almost all aspects of distributing the Fund's shares except compensation to the sales force. A substantial portion of the costs are not specifically identified to any one fund in the IDS MUTUAL FUND GROUP. Under the Plan, AEFA is paid a fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares.


The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the Fund's Class B shares or by AEFA. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person, has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the fiscal year ended Sept. 30, 1998, under the agreement, the Fund paid fees of $2,448,145.


Custodian Agreement

The Trust's securities and cash are held by American Express Trust Company, 1200 Northstar Center West, 625 Marquette Ave., Minneapolis, MN 55402-2307, through a custodian agreement. The Fund also retains the custodian pursuant to a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Portfolio pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

The custodian has entered into a sub-custodian arrangement with the Morgan Stanley Trust Company (Morgan Stanley), One Pierrepont Plaza, Eighth Floor, Brooklyn, NY 11201-2775. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Morgan Stanley or in other financial institutions as permitted by law and by the Portfolio's sub-custodian agreement.


Total fees and expenses


The Fund paid total fees and nonadvisory expenses, net of earnings credits, of $41,535,664 for the fiscal year ended Sept. 30, 1998.


ORGANIZATIONAL INFORMATION


IDS Investment Series, Inc., of which IDS Mutual is a part, is an open-end management company, as defined in the 1940 Act. Originally incorporated on Jan. 18, 1940 in Nevada, IDS Investment Series, Inc. changed its state of incorporation on June 13, 1986 by merging into a Minnesota corporation incorporated on April 7, 1986. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.


BOARD MEMBERS AND OFFICERS

The following is a list of the Fund's board members. They serve 15 Master Trust portfolios and 47 IDS and IDS Life funds (except for William H. Dudley, who does not serve on the nine IDS Life fund boards). All shares have cumulative voting rights with respect to the election of board members.


H. Brewster Atwater, Jr. +'
Born in 1931
4900 IDS Tower
Minneapolis, MN

Retired chairman and chief executive officer, General Mills, Inc. Director, Merck & Co., Inc. and Darden Restaurants, Inc.


Lynne V. Cheney'
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W. Washington, D.C.


Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc., Lockheed-Martin and Union Pacific Resources.

William H. Dudley**
Born in 1932
2900 IDS Tower
Minneapolis, MN

Senior advisor to the chief executive officer of AEFC.

David R. Hubers+**
Born in 1943
2900 IDS Tower
Minneapolis, MN


President, chief executive officer and director of AEFC.

Heinz F. Hutter+
Born in 1929
P.O. Box 2187
Minneapolis, MN

Retired president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).

Anne P. Jones'
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD

Attorney  and  telecommunications   consultant.  Former  partner,  law  firm  of
Sutherland, Asbill & Brennan. Director, Motorola, Inc. (electronics), C-Cor Electronics, Inc., and Amnex, Inc. (communications).


William R. Pearce+*
Born in 1927
901 S. Marquette Ave.
Minneapolis, MN


Chairman of the board, Board Services Corporation (provides administrative services to boards). Director, trustee and officer of registered investment companies whose boards are served by the company. Retired vice chairman of the board, Cargill, Incorporated (commodity merchants and processors).

Alan K. Simpson'
Born in 1931
1201 Sunshine Ave.
Cody, WY


Former three-term United States Senator for Wyoming. Former Assistant Republican
Leader,  U.S.  Senate.   Director,   PacifiCorp   (electric  power)  and  Biogen
(pharmaceuticals).


Edson W. Spencer+
Born in 1926
4900 IDS Center
80 S. 8th St.
Minneapolis, MN


President, Spencer Associates Inc. (consulting). Retired chairman of the board and chief executive officer, Honeywell Inc. Director, Boise Cascade Corporation (forest products). Member of International Advisory Council of NEC (Japan).


John R. Thomas**
Born in 1937
2900 IDS Tower
Minneapolis, MN

Senior vice president of AEFC.

Wheelock Whitney+
Born in 1926
1900 Foshay Tower
821 Marquette Ave.
Minneapolis, MN

Chairman, Whitney Management Company (manages family assets).

C. Angus Wurtele
Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN


Chairman of the board and retired chief executive officer, The Valspar Corporation (paints). Director, Bemis Corporation (packaging), Donaldson Company (air cleaners & mufflers) and General Mills, Inc. (consumer foods).

+ Member of executive committee.
' Member of joint audit committee.
* Interested person by reason of being an officer and employee of the Fund. **Interested person by reason of being an officer, board member, employee and/or shareholder of AEFC or American Express.

The board also has appointed officers who are responsible for day-to-day business decisions based on policies it has established.


In addition to Mr. Pearce, who is chairman of the board and Mr. Thomas, who is president, the Fund's other officers are:


Leslie L. Ogg
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN


President of Board Services Corporation. Vice president, general counsel and secretary for the Fund.


Officers who also are officers and/or employees of AEFC

Peter J. Anderson
Born in 1942
IDS Tower 10
Minneapolis, MN

Director    and    senior    vice    president-investments    of   AEFC.    Vice
president-investments for the Fund.

Frederick C. Quirsfeld
Born in 1947
IDS Tower 10
Minneapolis, MN

Vice president - taxable mutual fund investments of AEFC. Vice president - fixed income investments for the Fund.


COMPENSATION FOR FUND AND PORTFOLIO BOARD MEMBERS

Members of the Fund board who are not officers of the Fund or of AEFC receive an annual fee of $900, and the Chair of the Contracts Committee receives an additional fee of $83. Board members receive a $50 per day attendance fee for board meetings. The attendance fee for meetings of the Contracts and Investment Review Committees is $50; for meetings of the Audit Committee and Personnel Committee $25 and for traveling from out-of-state $9. Expenses for attending meetings are reimbursed.

Members of the Portfolio board who are not officers of the Portfolio or of AEFC receive an annual fee of $1,900 and the chair of the Contracts Committee receives an additional $83. Board members receive a $50 per day attendance fee for board meetings. The attendance fee for meetings of the Contracts and Investment Review Committee is $50; for meetings of the Audit and Personnel Committee $25 and for traveling from out-of-state $19. Expenses for attending meeting are reimbursed.

During the fiscal year ended Sept. 30, 1998, the independent members of the Fund and Portfolio boards, for attending up to 26 meetings, received the following compensation:

                                        Compensation Table

                                                                                               Total cash
                                                             Pension or                       compensation
                                                             Retirement                       from the IDS
                                                              benefits                         MUTUAL FUND
                            Aggregate        Aggregate       accrued as        Estimated        GROUP and
                          compensation     compensation        Fund or      annual benefit      Preferred
Board member              from the Fund      from the         Portfolio     upon retirement   Master Trust
                                             Portfolio        expenses                            Group
------------------------ ---------------- ---------------- ---------------- ---------------- ----------------

H. Brewster Atwater,         $1,675           $2,775             $0               $0             $98,500
Jr.
Lynne V. Cheney                1,577            2,745              0                0             92,400
Robert F. Froehlke               408              642              0                0             24,900
Heinz F. Hutter                1,725            2,825              0                0            101,500
Anne P. Jones                  1,653            2,817              0                0             96,900
Melvin R. Laird                  200              330              0                0             12,200
Alan K. Simpson                1,444            2,598              0                0              84,400
Edson W. Spencer               1,917            3,017              0                0            113,000
Wheelock Whitney               1,775            2,875              0                0            104,500
C. Angus Wurtele               1,825            2,925              0                0            107,500

On Sept. 30, 1998, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.

INDEPENDENT AUDITORS


The Fund's and corresponding Portfolio's financial statements contained in the Annual Report to shareholders for the fiscal year ended Sept. 30, 1998 were audited by independent auditors, KPMG Peat Marwick LLP, 4200 Norwest Center, 90
S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.


FINANCIAL STATEMENTS


The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report to shareholders for the fiscal year ended Sept. 30, 1998 pursuant to Section 30(d) of the 1940 Act, are hereby incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference.


PROSPECTUS


The prospectus for IDS Mutual, dated Nov. 27, 1998, is hereby incorporated in this SAI by reference.

APPENDIX A

DESCRIPTION OF BOND RATINGS AND ADDITIONAL INFORMATION ON INVESTMENT POLICIES

These ratings concern the quality of the issuing corporation. They are not an opinion of the market value of the security. Such ratings are opinions on whether the principal and interest will be repaid when due. A security's rating may change which could affect its price.

Ratings by Moody's Investors Service, Inc. are Aaa, Aa, A, Baa, Ba, B, Caa, Ca, and C.

Bonds rated:

Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.


A  possess  many   favorable   investment   attributes  and  are  considered  as
upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.


Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Ratings by Standard & Poor's Corporation are AAA, AA, A, BBB, BB, B, CCC, CC, C and D.

AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC- rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D is in payment default. The D rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Non-rated securities will be considered for investment when they possess a risk comparable to that of rated securities consistent with the Fund's objectives and policies. When assessing the risk involved in each non-rated security, the Portfolio will consider the financial condition of the issuer or the protection afforded by the terms of the security.

Definitions of Zero-Coupon and Pay-In-Kind Securities

A zero-coupon security is a security that is sold at a deep discount from its face value and makes no periodic interest payments. The buyer of such a security receives a rate of return by gradual appreciation of the security, which is redeemed at face value on the maturity date.

A pay-in-kind security is a security in which the issuer has the option to make interest payments in cash or in additional securities. The securities issued as interest usually have the same terms, including maturity date, as the pay-in-kind securities.

APPENDIX B

FOREIGN CURRENCY TRANSACTIONS

Since investments in foreign countries usually involve currencies of foreign countries, and since the Portfolio may hold cash and cash-equivalent investments in foreign currencies, the value of the Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Portfolio may incur costs in connection with conversions between various currencies.

Spot Rates and Forward Contracts. The Portfolio conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. A forward contract involves an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the contract date, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements. No commissions are charged at any stage for trades.

The Portfolio may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Portfolio also may enter into forward contracts when management of the Portfolio believes the currency of a particular foreign country may suffer a substantial decline against another currency. It may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of such securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency.

The Portfolio will designate cash or securities in an amount equal to the value of the Portfolio's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Portfolio's commitments on such contracts. At maturity of a forward contract, the Portfolio may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Portfolio retains the security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Portfolio enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Portfolio to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

The Portfolio's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although such forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Portfolio values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs.

Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Options on Foreign Currencies. The Portfolio may buy put and write covered call options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities, the Portfolio may buy put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

As in the case of other types of options, however, the benefit to the Portfolio derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, when the Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Portfolio holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for the purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Portfolio may enter into currency futures contracts to sell currencies. It also may buy put options and write covered call options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Portfolio may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations. All futures contracts are aggregated for purposes of the percentage limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the values of the Portfolio's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against price decline if the issuer's creditworthiness deteriorates. Because the value of the Portfolio's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Portfolio's investments denominated in that currency over time.

The Portfolio will hold securities or other options or futures positions whose values are expected to offset its obligations. The Portfolio will not enter into an option or futures position that exposes the Portfolio to an obligation to another party unless it owns either (i) an offsetting position in securities or
(ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

APPENDIX C

Investing in Foreign Securities

Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below and those described in the prospectus, which are not typically associated with investing in United States securities. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the United States and at times, volatility of price can be greater than in the United States. Further, foreign markets have different clearance, settlement, registration and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to such problems could cause the Portfolio to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., the Portfolio does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Portfolio will endeavor to achieve the most favorable net results on their portfolio transactions. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. It may be more difficult for the Portfolio's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments which could affect United States investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures). Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries.

APPENDIX D


OPTIONS AND FUTURES CONTRACTS

The Portfolio may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market. The Portfolio may enter into interest rate futures contracts and stock index futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy or write put and call options on these futures and on stock indexes. Options in the over-the-counter market will be purchased only when the investment manager believes a liquid secondary market exists for the options and only from dealers and institutions the investment manager believes present a minimal credit risk. Some options are exercisable only on a specific date. In that case, or if a liquid secondary market does not exist, the Portfolio could be required to buy or sell securities at disadvantageous prices, thereby incurring losses.

OPTIONS. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The cash received is retained by the writer whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price. The risk of the writer is potentially unlimited, unless the option is covered.

Options can be used to produce incremental earnings, protect gains and facilitate buying and selling securities for investment purposes. The use of options and futures contracts may benefit the Portfolio and its shareholders by improving the Portfolio's liquidity and by helping to stabilize the value of its net assets.

Buying options. Put and call options may be used as a trading technique to facilitate buying and selling securities for investment reasons. Options are used as a trading technique to take advantage of any disparity between the price of the underlying security in the securities market and its price on the options market. It is anticipated the trading technique will be utilized only to effect a transaction when the price of the security plus the option price will be as good or better than the price at which the security could be bought or sold directly. When the option is purchased, the Portfolio pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the purchase of the underlying security will be the combination of the exercise price, the premium and both commissions. When using options as a trading technique, commissions on the option will be set as if only the underlying securities were traded.

Put and call options also may be held by the Portfolio for investment purposes. Options permit the Portfolio to experience the change in the value of a security with a relatively small initial cash investment.

The risk the Portfolio assumes when it buys an option is the loss of the premium. To be beneficial to the Portfolio, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Writing covered options. The Portfolio will write covered options when it feels it is appropriate and will follow these guidelines:

`Underlying securities will continue to be bought or sold solely on the basis of investment considerations consistent with the Fund's goal.

`All options written by the Portfolio will be covered. For covered call options if a decision is made to sell the security, or for put options if a decision is made to buy the security, the Portfolio will attempt to terminate the option contract through a closing purchase transaction.


Net premiums on call options closed or premiums on expired call options are treated as short-term capital gains.


If a covered call option is exercised, the security is sold by the Portfolio. The premium received upon writing the option is added to the proceeds received from the sale of the security. The Portfolio will recognize a capital gain or loss based upon the difference between the proceeds and the security's basis. Premiums received from writing outstanding options are included as a deferred credit in the Statement of Assets and Liabilities and adjusted daily to the current market value.

Options on many securities are listed on options exchanges. If the Portfolio writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. When the Portfolio writes such an option, the Custodian will segregate assets as appropriate to cover the option. These options may be more difficult to close. If the Portfolio is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the Portfolio expires or is exercised.

FUTURES CONTRACTS. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges, through their clearing corporations, guarantee performance of the contracts. Futures contracts are commodity contracts listed on commodity exchanges. They include contracts based on U.S. Treasury bonds and on Standard & Poor's 500 Index (S&P 500 Index). In the case of S&P 500 index futures contracts, the specified multiple is $500. Thus, if the value of the S&P 500 Index were 150, the value of one contract would be $75,000 (150 x $500).

Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract. For example, excluding any transaction costs, if the Portfolio enters into one futures contract to buy the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 154 on that future date, the Portfolio will gain $500 x (154-150) or $2,000. If the Portfolio enters into one futures contract to sell the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 152 on that future date, the Portfolio will lose $500 x (152-150) or $1,000.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by the Portfolio taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up within a segregated account at the Portfolio's custodian bank. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day the Portfolio would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

The purpose of a futures contract is to allow the Portfolio to gain rapid exposure to or protect itself from changes in the market without actually buying or selling securities. For example, if the Portfolio owned long-term bonds and interest rates were expected to increase, it might enter into futures contracts to sell securities which would have much the same effect as selling some of the long-term bonds it owned. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Portfolio's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. If, on the other hand, the Portfolio held cash reserves and interest rates were expected to decline, the Portfolio might enter into interest rate futures contracts for the purchase of securities. If short-term rates were higher than long-term rates, the ability to continue holding these cash reserves would have a very beneficial impact on the Portfolio's earnings. Even if short-term rates were not higher, the Portfolio would still benefit from the income earned by holding these short-term investments. At the same time, by entering into futures contracts for the purchase of securities, the Portfolio could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio's cash reserves could then be used to buy long-term bonds on the cash market. The Portfolio could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. But by using futures contracts as an investment tool, given the greater liquidity in the futures market than in the cash market, it might be possible to accomplish the same result more easily and more quickly.

Risks of Transactions in Futures Contracts

The Portfolio may elect to close some or all of its contracts prior to expiration. Although the Portfolio intends to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures contract position, and in the event of adverse price movements, the Portfolio would have to make daily cash payments of variation margin. Such price movements, however, will be offset all or in part by the price movements of the securities owned by the Portfolio. Of course, there is no guarantee the price of the securities will correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Another risk in employing futures contracts to protect against the price volatility of securities is that the prices of securities subject to futures contracts may not correlate perfectly with the behavior of the cash prices of the Portfolio's securities. The correlation may be distorted because the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

In addition, the Portfolio's investment manager could be incorrect in its expectations as to the direction or extent of various interest rate or market movements or the time span within which the movements take place. For example, if the Portfolio sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and interest rates declined instead, the Portfolio would lose money on the sale.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date, an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into such a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily and that change is reflected in the net asset value of the Fund.

The risk the Portfolio assumes when it buys an option is the loss of the premium paid for the option. The risk involved in writing options on futures contracts the Portfolio owns, or on securities held in its portfolio, is that there could be an increase in the market value of such contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. The Portfolio could enter into a closing transaction by purchasing an option with the same terms as the one it had previously sold. The cost to close the option and terminate the Portfolio's obligation, however, might be more or less than the premium received when it originally wrote the option. Further, the Portfolio might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

OPTIONS ON STOCK INDEXES. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A portfolio exercising a put, for example, would receive the difference between the exercise price and the current index level. Such options would be used in the same manner as options on futures contracts.

TAX TREATMENT. As permitted under federal income tax laws, the Portfolio intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in the Portfolio being required to defer recognizing losses incurred by entering into futures contracts and losses on underlying securities identified as being hedged against.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether such option is a section 1256 contract. If the option is a non-equity option, the Portfolio will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term. Certain provisions of the Internal Revenue Code may also limit the Portfolio's ability to engage in futures contracts and related options transactions. For example, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its assets must consist of cash, government securities and other securities, subject to certain diversification requirements.


The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.


Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Portfolio's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

APPENDIX E


MORTGAGE-BACKED SECURITIES

A mortgage pass-through certificate is one that represents an interest in a pool, or group, of mortgage loans assembled by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA) or non-governmental entities. In pass-through certificates, both principal and interest payments, including prepayments, are passed through to the holder of the certificate. Prepayments on underlying mortgages result in a loss of anticipated interest, and the actual yield (or total return) to the Portfolio, which is influenced by both stated interest rates and market conditions, may be different than the quoted yield on certificates. Some U.S. government securities may be purchased on a when-issued basis, which means that it may take as long as 45 days after the purchase before the securities are delivered to the Portfolio.

Stripped Mortgage-Backed Securities. The Portfolio may invest in stripped mortgage-backed securities. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. On an IO, if prepayments of principal are greater than anticipated, an investor may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

Mortgage-Backed Security Spread Options. The Portfolio may purchase mortgage-backed security (MBS) put spread options and write covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. MBS spread options are traded in the OTC market and are of short duration, typically one to two months. The Portfolio would buy or sell covered MBS call spread options in situations where mortgage-backed securities are expected to underperform like-duration Treasury securities.

APPENDIX F


DOLLAR-COST AVERAGING

A technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this technique does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing on a regular basis through changing market conditions, including times when the price of their shares falls or the market declines, to accumulate shares in a fund to meet long-term goals.

Dollar-cost averaging

------------------- ----------------------------------------------------------
Regular                    Market Price                Shares
Investment                  of a Share                Acquired
------------------- ----------------------------------------------------------
     $100                     $6.00                       16.7
      100                      4.00                       25.0
      100                      4.00                       25.0
      100                      6.00                       16.7
      100                      5.00                       20.0
     ----                  --------                     ------
     $500                    $25.00                      103.4

Average market price of a share over 5 periods:
$5.00 ($25.00 divided by 5).
The average price you paid for each share:
$4.84 ($500 divided by 103.4).

                           IDS INVESTMENT SERIES, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                       IDS DIVERSIFIED EQUITY INCOME FUND


                                  Nov. 27, 1998



This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the Annual Report which may be obtained from your American Express financial advisor or by writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534.


This SAI is dated Nov. 27, 1998, and it is to be used with the prospectus dated Nov. 27, 1998, and the Annual Report for the fiscal year ended Sept. 30, 1998.

IDS Diversified Equity Income




                                TABLE OF CONTENTS

Goals and Investment Policies...................................See Prospectus

Additional Investment Policies.............................................p.4

Security Transactions......................................................p.7

Brokerage Commissions Paid to Brokers Affiliated with
American Express Financial Corporation....................................p.10

Performance Information...................................................p.11

Valuing Fund Shares.......................................................p.13

Investing in the Fund.....................................................p.14


Redeeming Shares..........................................................p.18


Pay-out Plans.............................................................p.19


Taxes.....................................................................p.20


Agreements................................................................p.22

Organizational Information................................................p.25

Board Members and Officers................................................p.25

Compensation for Fund and Portfolio Board Members.........................p.29


Independent Auditors......................................................p.29


Financial Statements.........................................See Annual Report

Prospectus................................................................p.30

Appendix A: Foreign Currency Transactions.................................p.31


Appendix B: Investing in Foreign Securities...............................p.36

Appendix C: Options and Futures Contracts.................................p.37

Appendix D: Mortgage-Backed Securities....................................p.43

Appendix E: Dollar-Cost Averaging.........................................p.44

ADDITIONAL INVESTMENT POLICIES

IDS Diversified Equity Income Fund (the Fund) pursues its goals by investing all of its assets in Equity Income Portfolio (the Portfolio) of Growth and Income Trust (the Trust), a separate investment company, rather than by directly investing in and managing its own portfolio of securities. The Portfolio has the same investment objectives, policies and restrictions as the Fund.

Fundamental investment policies adopted by the Fund or Portfolio cannot be changed without the approval of a majority of the outstanding voting securities of the Fund or Portfolio, respectively, as defined in the Investment Company Act of 1940, as amended (the 1940 Act). Whenever the Fund is requested to vote on a change in the investment policies of the corresponding Portfolio, the Fund will hold a meeting of Fund shareholders and will cast the Fund's vote as instructed by the shareholders.

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies that apply to both the Fund and the Portfolio and may be changed only with shareholder/unitholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund and Portfolio will not:

`Act as an underwriter (sell securities for others). However, under the securities laws, the Portfolio may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

`Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Portfolio and Fund have not borrowed in the past and have no present intention to borrow.

`Make cash loans if the total commitment amount exceeds 5% of the Portfolio's total assets.

`Purchase more than 10% of the outstanding voting securities of an issuer.

`Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Portfolio's total assets may be invested without regard to this 5% limitation.

`Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

`Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Portfolio from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

`Lend Portfolio securities in excess of 30% of its net assets. The current policy of the Portfolio's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Portfolio receives the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Portfolio will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Portfolio receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the investment manager believes the opportunity for additional income outweighs the risks.

`Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Portfolio's total assets, based on current market value at the time of purchase, can be invested in any one industry.

Unless changed by the board, the Fund and Portfolio will not:

`Buy on margin or sell short, except the Portfolio may make margin payments in connection with transactions in futures contracts.

`Pledge or mortgage its assets beyond 15% of total assets. If the Portfolio were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this policy, collateral arrangements for margin deposits on a futures contract are not deemed to be a pledge of assets.

`Invest more than 5% of its total assets in securities of companies, including any predecessors, that have a record of less than three years continuous operations.

`Invest in a company to control or manage it.

`Invest in exploration or development programs, such as oil, gas or mineral leases.


`Invest more than 10% of its total assets in securities of investment companies. The Portfolio has no current intention to invest in securities of other investment companies.


`Purchase securities of an issuer if the board members and officers of the Fund, the Portfolio and of AEFC hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund, the Portfolio and AEFC who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Portfolio will not purchase securities of that issuer.

`Invest more than 5% of its net assets in warrants.

`Invest more than 10% of the Portfolio's net assets in securities and derivative instruments that are illiquid. For purposes of this policy illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.

In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the investment manager, under guidelines established by the board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the investment manager, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

The Portfolio may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Portfolio does not intend to commit more than 5% of its total assets to these practices. The Portfolio does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Portfolio will designate cash or liquid high-grade debt securities at least equal in value to its commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Portfolio's total assets the same as owned securities.

The Portfolio may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the Portfolio may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The Portfolio also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc., (Moody's) or Standard & Poor's Corporation (S&P) or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Portfolio's ability to liquidate the security involved could be impaired.

The Portfolio may invest in foreign securities that are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts also involve the risks of other investments in foreign securities.


For a discussion of foreign currency transactions, see Appendix A. For a discussion on investing in foreign securities, see Appendix B. For a discussion of options and futures contracts, see Appendix C. For a discussion on mortgage-backed securities, see Appendix D.


SECURITY TRANSACTIONS

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's and Portfolio's investment goal and policies, which securities will be purchased, held or sold. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

AEFC has a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund or trust for which it acts as investment manager. AEFC carefully monitors compliance with its Code of Ethics.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and other funds and trusts in the IDS MUTUAL FUND GROUP for which it acts as investment advisor.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Portfolio to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Portfolio it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions shall be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all the funds in the IDS MUTUAL FUND GROUP even though it is not possible to relate the benefits to any particular fund or account.

Each investment decision made for the Portfolio is made independently from any decision made for another portfolio, fund or other account advised by AEFC or any of its subsidiaries. When the Portfolio buys or sells the same security as another portfolio, fund or account, AEFC carries out the purchase or sale in a way the Portfolio agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Portfolio, the Portfolio hopes to gain an overall advantage in execution. AEFC has assured the Fund it will continue to seek ways to reduce brokerage costs.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency and research services.


The Portfolio paid total brokerage commissions of $5,060,074 for the fiscal year ended Sept. 30, 1998, $1,979,701 for fiscal year ended 1997, and $2,585,347 for fiscal year ended 1996. Substantially all firms through whom transactions were executed provide research services.

No transactions were directed to brokers because of research services they provided to the Portfolio except for the affiliates as noted below.

As of the fiscal year ended Sept. 30, 1998, the Portfolio held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

                                                 Value of Securities owned at
                    Name of Issuer                    End of Fiscal Year
                    --------------                    ------------------
                 Bank of America                          $21,494,688
                 Bear Stearns                              40,505,305
                 First Chicago                             48,977,499
                 Fleet Funding                              2,295,768
                 Goldman Sachs                              5,589,677
                 NationsBank                               30,896,250
                 Salomon Smith Barney                      14,177,478

The portfolio turnover rate was 97% in the fiscal year ended Sept. 30, 1998, and 81% in fiscal year 1997.


BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH AMERICAN EXPRESS FINANCIAL CORPORATION

Affiliates of American Express Company (American Express) (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Portfolio according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. AEFC will use an American Express affiliate only if (i) AEFC determines that the Portfolio will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Portfolio and (ii) the affiliate charges the Portfolio commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.


Information about brokerage commissions paid by the Portfolio for the last three fiscal years to brokers affiliated with AEFC is contained in the following table:


                       For the Fiscal Year Ended Sept. 30,

                                                  1998                             1997            1996
                               -------------------------------------------     ------------    ------------
                                                              Percent of
                                                              Aggregate
                                                              Dollar Amount
                             Aggregate       Percent of       of              Aggregate       Aggregate
                             Dollar Amount   Aggregate        Transactions    Dollar Amount   Dollar Amount
                  Nature     of              Brokerage        Involving       of              of
Broker            of         Commissions     Commissions      Payment of      Commissions     Commissions
------                                       -----------
                  AffiliationPaid to Broker                   Commissions     Paid to Broker  Paid to Broker
                  -------------------------                   -----------     --------------  --------------
American             (1)     $49,994            0.99%             1.71%       $125,796        $139,258
Enterprise
Investment
Service Inc.

(1)      Wholly-owned subsidiary of AEFC.

PERFORMANCE INFORMATION

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

Average annual total return

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         P (1 + T)n = ERV

where:         P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Aggregate total return

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                        P

where:         P =  a hypothetical initial payment of $1,000
              ERV=  ending  redeemable  value of a hypothetical  $1,000 payment, made at the beginning of a period,  at the end of the period
                    (or fractional portion thereof

Annualized yield

The Fund may calculate an annualized yield for a class by dividing the net investment income per share deemed earned during a period by the net asset value per share on the last day of the period and annualizing the results.

Yield is calculated according to the following formula:

                            Yield = 2[(a-b + 1)6 - 1]
                                       cd

where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period
                    that were entitled to receive dividends
               d = the maximum offering price per share on the last day of the period

The Fund's yield, calculated as described above according to the formula prescribed by the SEC, is a hypothetical return based on market value yield to maturity for the Portfolio's securities. It is not necessarily indicative of the amount which was or may be paid to the Fund's shareholders. Actual amounts paid to Fund shareholders are reflected in the distribution yield.

Distribution yield

Distribution yield is calculated according to the following formula:

                                    D   divided by      POPF    equals DY
                                   30                    30

where:         D =  sum of dividends for 30-day period
             POP =  sum of public offering price for 30-day period
               F = annualizing factor DY = distribution yield


The Fund's distribution yield was 1.38% for Class A, 0.71% for Class B and 1.52% for Class Y for the 30-day period ended Sept. 30, 1998.


In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

VALUING FUND SHARES


The value of an individual share for each class is determined by using the net asset value before shareholder transactions for the day. On Oct. 1, 1998, the first business day following the end of the fiscal year, the computation looked like this:

                    Net assets                          Shares
                    before                              outstanding at                      Net asset value
                    shareholder                         the end of                          of one share
                    transactions                        previous day
                    ----------------- ----------------- ----------------- ----------------- -----------------
Class A             $1,785,132,641    divided by        204,015,159       equals            $8.75
Class B               492,868,451                        56,327,823                          8.75
Class Y                74,098,596                         8,468,411                          8.75


In determining net assets before shareholder transactions, the Portfolio's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):


`Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.


`Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

`Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

`Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

`Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

`Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

`Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

`Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Portfolio. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The Exchange, AEFC and the Fund will be closed on the following holidays: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

INVESTING IN THE FUND

Sales Charge


Shares of the Fund are sold at the public offering price determined at the close of business on the day an application is accepted. The public offering price is the net asset value of one share adjusted for the sales charge for Class A. For Class B and Class Y, there is no initial sales charge so the public offering price is the same as the net asset value. For Class A, the public offering price for an investment of less than $50,000, made Oct. 1, 1998 was determined by dividing the net asset value of one share, $8.75, by 0.95 (1.00-0.05 for a maximum 5% sales charge) for a public offering price of $9.21. The sales charge is paid to American Express Financial Advisors Inc. (AEFA) by the person buying the shares.

Class A - Calculation of the Sales Charge

Sales charges are determined as follows:

                                                              Within each
                                                            increment, sales
                                                            charge as a
                                                            percentage of:
                                               ------------------------------------------------------------
                                                          Public                          Net
Amount of Investment                                  Offering Price                Amount Invested
--------------------                                  --------------                ---------------
First      $      50,000                                   5.0%                         5.26%
Next              50,000                                   4.5                          4.71
Next             400,000                                   3.8                          3.95
Next             500,000                                   2.0                          2.04
$1,000,000 or more                                         0.0                          0.00

Sales charges on an investment greater than $50,000 and less than $1,000,000 are calculated for each increment separately and then totaled. The resulting total sales charge, expressed as a percentage of the public offering price and of the net amount invested, will vary depending on the proportion of the investment at different sales charge levels.

For example, compare an investment of $60,000 with an investment of $85,000. The $60,000 investment is composed of $50,000 that incurs a sales charge of $2,500 (5.0% x $50,000) and $10,000 that incurs a sales charge of $450 (4.5% x $10,000). The total sales charge of $2,950 is 4.92% of the public offering price and 5.17% of the net amount invested.

In the case of the $85,000 investment, the first $50,000 also incurs a sales charge of $2,500 (5.0% x $50,000) and $35,000 incurs a sales charge of $1,575 (4.5% x $35,000). The total sales charge of $4,075 is 4.79% of the public offering price and 5.04% of the net amount invested.

The following table shows the range of sales charges as a percentage of the public offering price and of the net amount invested on total investments at each applicable level.

                                                               On  total
                                                               investment, sales
                                                               charge as  a
                                                               percentage of:
                                               ------------------------------------------------------------
                                                          Public                          Net
                                                      Offering Price                Amount Invested
Amount of investment                                                  ranges from:
----------------------------------------------
First      $      50,000                                    5.00%                      5.26%
Next              50,000 to 100,000                    5.00-4.50                   5.26-4.71
Next             100,000 to 500,000                    4.50-3.80                   4.71-3.95
Next             500,000 to 999,999                    3.80-2.00                   3.95-2.04
$1,000,000 or more                                          0.00                        0.00

The initial sales charge is waived for certain qualified plans that meet the requirements described in the prospectus. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The deferred sales charge on certain redemptions will be waived if the redemption is a result of a participant's death, disability, retirement, attaining age 59 1/2, loans or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge

                             Number of Participants

Total Plan Assets                        1-99          100 or more
-----------------                        ----          -----------
Less than $1 million                         4%                0%
$1 million or more                           0%                0%

-------------------------------------------------------------------------------

Class A - Reducing the Sales Charge

Sales charges are based on the total amount of your investments in the Fund. The amount of all prior investments plus any new purchase is referred to as your "total amount invested." For example, suppose you have made an investment of $20,000 and later decide to invest $40,000 more. Your total amount invested would be $60,000. As a result, $10,000 of your $40,000 investment qualifies for the lower 4.5% sales charge that applies to investments of more than $50,000 and up to $100,000.

The total amount invested includes any shares held in the Fund in the name of a member of your primary household group. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) For instance, if your spouse already has invested $20,000 and you want to invest $40,000, your total amount invested will be $60,000 and therefore you will pay the lower charge of 4.5% on $10,000 of the $40,000.

Until a spouse remarries, the sales charge is waived for spouses and unmarried children under 21 of deceased board members, officers or employees of the Fund or AEFC or its subsidiaries and deceased advisors.

The total amount invested also includes any investment you or your immediate family already have in the other publicly offered funds in the IDS MUTUAL FUND GROUP where the investment is subject to a sales charge. For example, suppose you already have an investment of $30,000 in another IDS fund. If you invest $40,000 more in this Fund, your total amount invested in the funds will be $70,000 and therefore $20,000 of your $40,000 investment will incur a 4.5% sales charge.

Finally, Individual Retirement Account (IRA) purchases, or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar entity, may be added together to reduce sales charges for shares purchased through that plan.

Class A - Letter of Intent (LOI)

If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a LOI. The agreement can start at any time and will remain in effect for 13 months. Your investment will be charged normal sales charges until you have invested $1 million. At that time, your account will be credited with the sales charges previously paid. Class A investments made prior to signing a LOI may be used to reach the $1 million total, excluding Cash Management Fund and Tax-Free Money Fund. However, we will not adjust for sales charges on investments made prior to the signing of the LOI. If you do not invest $1 million by the end of 13 months, there is no penalty, you'll just miss out on the sales charge adjustment. A LOI is not an option (absolute right) to buy shares.

Here's an example. You file a LOI to invest $1 million and make an investment of $100,000 at that time. You pay the normal 5% sales charge on the first $50,000 and 4.5% sales charge on the next $50,000 of this investment. Let's say you make a second investment of $900,000 (bringing the total up to $1 million) one month before the 13-month period is up. On the date that you bring your total to $1 million, AEFC makes an adjustment to your account. The adjustment is made by crediting your account with additional shares, in an amount equivalent to the sales charge previously paid.

Systematic Investment Programs


After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments - monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time. If there is no obligation, why do it? Putting money aside is an important part of financial planning. With a systematic investment program, you have a goal to work for.


How does this work? Your regular investment amount will purchase more shares when the net asset value per share decreases, and fewer shares when the net asset value per share increases. Each purchase is a separate transaction. After each purchase your new shares will be added to your account. Shares bought through these programs are exactly the same as any other fund shares. They can be bought and sold at any time. A systematic investment program is not an option or an absolute right to buy shares.

The systematic investment program itself cannot ensure a profit, nor can it protect against a loss in a declining market. If you decide to discontinue the program and redeem your shares when their net asset value is less than what you paid for them, you will incur a loss.


For a discussion on dollar-cost averaging, see Appendix E.


Automatic Directed Dividends

Dividends, including capital gain distributions, paid by another fund in the IDS MUTUAL FUND GROUP subject to a sales charge, may be used to automatically purchase shares in the same class of this Fund without paying a sales charge. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another fund in the IDS MUTUAL FUND GROUP but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse);

Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goals are described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REDEEMING SHARES

You have a right to redeem your shares at any time. For an explanation of redemption procedures, please see the prospectus.

During an emergency, the board can suspend the computation of net asset value, stop accepting payments for purchase of shares or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

`The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

`Disposal of the Portfolio's securities is not reasonably practicable or it is not reasonably practicable for the Portfolio to determine the fair value of its net assets, or

`The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in the prospectus. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem Class B shares you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect.
Occasional investments, however, may be accepted.

To start any of these plans, please write American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534, or call American Express Financial Advisors Telephone Transaction Service at 800-437-3133 (National/Minnesota) or 612-671-3800 (Mpls./St. Paul). Your authorization must be received in the Minneapolis headquarters at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you'll have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

TAXES

If you buy shares in the Fund and then exchange into another fund, it is considered a redemption and subsequent purchase of shares. Under the tax laws, if this exchange is done within 91 days, any sales charge waived on Class A shares on a subsequent purchase of shares applies to the new shares acquired in the exchange. Therefore, you cannot create a tax loss or reduce a tax gain attributable to the sales charge when exchanging shares within 91 days.

Retirement Accounts

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5% ($100) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.


Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the fiscal year ended Sept. 30, 1998, 52.90% of the Fund's net investment income dividends qualified for the corporate deduction.

Capital gain distributions, if any, received by corporate shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Capital gain distributions, if any, received by individuals should be treated as long-term if held for more than one year. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable.


Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or if 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state and local income tax laws to Fund distributions.

AGREEMENTS

Investment Management Services Agreement

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC. For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets                       Annual rate at
(billions)                   each asset level
---------                    ----------------
First       $0.50                  0.530%
Next         0.50                  0.505
Next         1.0                   0.480
Next         1.0                   0.455
Next         3.0                   0.430
Over         6.0                   0.400


On Sept. 30, 1998, the daily rate applied to the Portfolio's net assets was equal to 0.491% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

The management fee is paid monthly. Under the agreement, the total amount paid was $12,214,128 for the fiscal year ended Sept. 30, 1998, $9,000,327 for fiscal year 1997, and $6,613,709 for fiscal year 1996.

Under the agreement, the Portfolio also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities of the Portfolio; and expenses properly payable by the Portfolio, approved by the board. Under the agreement, the nonadvisory expenses, net of earnings credits, paid by the Fund and Portfolio were $788,921 for the fiscal year ended Sept. 30, 1998, $669,884 for fiscal year 1997, and $851,067 for fiscal year 1996.


In this section, prior to May 13, 1996, the fees and expenses described were paid directly by the Fund. After that date, the management fees were paid by the Portfolio.

Administrative Services Agreement

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets                       Annual rate
(billions)                   each asset level
---------                    ----------------
First       $0.50                  0.040%
Next         0.50                  0.035
Next         1.0                   0.030
Next         1.0                   0.025
Next         3.0                   0.020
Over         6.0                   0.020


On Sept. 30, 1998, the daily rate applied to the Fund's net assets was equal to 0.032% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $805,208 for the fiscal year ended Sept. 30, 1998.


Transfer Agency Agreement


The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A and Class Y is $15 per year and for Class B is $16 per year. The fees paid to AECSC may be changed from time to time upon agreement of the parties without shareholder approval. Under the agreement, the Fund paid fees of $3,046,414 for the fiscal year ended Sept. 30, 1998.


Distribution Agreement


Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to AEFA daily. These charges amounted to $8,261,535 for the fiscal year ended Sept. 30, 1998. After paying commissions to personal financial advisors, and other expenses, the amount retained was $211,507. The amounts were $6,708,006 and $(160,271) for fiscal year 1997, and $4,349,285 and $361,555 for fiscal year 1996.

Shareholder Service Agreement

The Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of average daily net assets for Class A and Class B and 0.10% for Class Y.

Plan and Agreement of Distribution

For Class B shares, to help AEFA defray the cost of distribution and servicing, not covered by the sales charges received under the Distribution Agreement, the Fund and AEFA entered into a Plan and Agreement of Distribution (Plan). These costs cover almost all aspects of distributing the Fund's shares except compensation to the sales force. A substantial portion of the costs are not specifically identified to any one fund in the IDS MUTUAL FUND GROUP. Under the Plan, AEFA is paid a fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares.


The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the Fund's Class B shares or by AEFA. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person, has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the fiscal year ended Sept. 30, 1998, under the agreement, the Fund paid fees of $3,496,529.


Custodian Agreement

The Trust's securities and cash are held by American Express Trust Company, 1200 Northstar Center West, 625 Marquette Ave., Minneapolis, MN 55402-2307, through a custodian agreement. The Fund also retains the custodian pursuant to a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Portfolio pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

The custodian has entered into a sub-custodian arrangement with the Morgan Stanley Trust Company (Morgan Stanley), One Pierrepont Plaza, Eighth Floor, Brooklyn, NY 11201-2775. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Morgan Stanley or in other financial institutions as permitted by law and by the Portfolio's sub-custodian agreement.


Total fees and expenses


The Fund paid total fees and nonadvisory expenses, net of earnings credits, of $24,592,756 for the fiscal year ended Sept. 30, 1998.


ORGANIZATIONAL INFORMATION


IDS Investment Series, Inc., of which IDS Diversified Equity Income Fund is a part, is an open-end management investment company, as defined in the 1940 Act. Originally incorporated on Jan. 18, 1940 in Nevada, IDS Investment Series, Inc. changed its state of incorporation on June 13, 1986 by merging into a Minnesota corporation incorporated on April 7, 1986. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.


BOARD MEMBERS AND OFFICERS

The following is a list of the Fund's board members. They serve 15 Master Trust portfolios and 47 IDS and IDS Life funds (except for William H. Dudley, who does not serve on the nine IDS Life fund boards). All shares have cumulative voting rights with respect to the election of board members.


H. Brewster Atwater, Jr. +'
Born in 1931
4900 IDS Tower
Minneapolis, MN

Retired chairman and chief executive officer, General Mills, Inc. Director, Merck & Co., Inc. and Darden Restaurants, Inc.


Lynne V. Cheney'
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W. Washington, D.C.

Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc., Lockheed-Martin and Union Pacific Resources.

William H. Dudley**
Born in 1932
2900 IDS Tower
Minneapolis, MN

Senior advisor to the chief executive officer of AEFC.

David R. Hubers+**
Born in 1943
2900 IDS Tower
Minneapolis, MN


President, chief executive officer and director of AEFC.

Heinz F. Hutter+
Born in 1929
P.O. Box 2187
Minneapolis, MN

Retired president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).

Anne P. Jones'
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD

Attorney  and  telecommunications   consultant.  Former  partner,  law  firm  of
Sutherland, Asbill & Brennan. Director, Motorola, Inc. (electronics), C-Cor Electronics, Inc., and Amnex, Inc. (communications).


William R. Pearce+*
Born in 1927
901 S. Marquette Ave.
Minneapolis, MN


Chairman of the board, Board Services Corporation (provides administrative services to boards). Director, trustee and officer of registered investment companies whose boards are served by the company. Retired vice chairman of the board, Cargill, Incorporated (commodity merchants and processors).

Alan K. Simpson'
Born in 1931
1201 Sunshine Ave.
Cody, WY

Former three-term United States Senator for Wyoming. Former Assistant Republican
Leader,  U.S.  Senate.   Director,   PacifiCorp   (electric  power)  and  Biogen
(pharmaceuticals).

Edson W. Spencer+
Born in 1926
4900 IDS Center
80 S. 8th St.
Minneapolis, MN


President, Spencer Associates Inc. (consulting). Retired chairman of the board and chief executive officer, Honeywell Inc. Director, Boise Cascade Corporation (forest products). Member of International Advisory Council of NEC (Japan).


John R. Thomas**
Born in 1937
2900 IDS Tower
Minneapolis, MN

Senior vice president of AEFC.

Wheelock Whitney+
Born in 1926
1900 Foshay Tower
821 Marquette Ave.
Minneapolis, MN

Chairman, Whitney Management Company (manages family assets).


C. Angus Wurtele
Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN


Chairman of the board and retired chief executive officer, The Valspar Corporation (paints). Director, Bemis Corporation (packaging), Donaldson Company (air cleaners & mufflers) and General Mills, Inc. (consumer foods).

+ Member of executive committee.
' Member of joint audit committee.
* Interested person by reason of being an officer and employee of the Fund. **Interested person by reason of being an officer, board member, employee and/or shareholder of AEFC or American Express.

The board also has appointed officers who are responsible for day-to-day business decisions based on policies it has established.

In addition to Mr. Pearce, who is chairman of the board and Mr. Thomas, who is president, the Fund's other officers are:

Leslie L. Ogg
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN


President of Board Services Corporation. Vice president, general counsel and secretary for the Fund.


Officers who also are officers and/or employees of AEFC

Peter J. Anderson
Born in 1942
IDS Tower 10
Minneapolis, MN

Director    and    senior    vice    president-investments    of   AEFC.    Vice
president-investments for the Fund.


Frederick C. Quirsfeld
Born in 1947
IDS Tower 10
Minneapolis, MN

Vice president - taxable mutual fund investments of AEFC. Vice president - fixed income investments for the Fund.

COMPENSATION FOR FUND AND PORTFOLIO BOARD MEMBERS


Members of the Fund board who are not officers of the Fund or of AEFC receive an annual fee of $400, and the chair of the Contracts Committee receives an additional fee of $83. Board members receive a $50 per day attendance fee for board meetings. The attendance fee for meetings of the Contracts and Investment Review Committees is $50; for meetings of the Audit Committee and Personnel Committee $25 and for traveling from out-of-state $4. Expenses for attending meetings are reimbursed.

Members of the Portfolio board who are not officers of the Portfolio or of AEFC receive an annual fee of $900 and the chair of the Contracts Committee receives an additional $83. Board members receive a $50 per day attendance fee for board meetings. The attendance fee for meetings of the Contracts and Investment Review Committee is $50; for meetings of the Audit and Personnel Committee $25 and for traveling from out-of-state $11. Expenses for attending meeting are reimbursed.

During the fiscal year ended Sept. 30, 1998, the independent members of the Fund and Portfolio boards, for attending up to 26 meetings, received the following compensation:

                                        Compensation Table

                                                                                              Total cash
                                                            Pension or                        compensation
                                                            Retirement                        from the IDS
                                                            benefits                          MUTUAL FUND
                          Aggregate        Aggregate        accrued as       Estimated        GROUP and
                          compensation     compensation     Fund or          annual benefit   Preferred
Board member              from the Fund    from the         Portfolio        upon retirement  Master Trust
                                           Portfolio        expenses                          Group
------------------------- ---------------- ---------------- ---------------- ---------------- ---------------

H. Brewster Atwater, Jr.      $1,150           $1,625             $0               $0            $98,500
Lynne V. Cheney                 1,020            1,523              0                0            92,400
Robert F. Froehlke                308              375              0                0            24,900
Heinz F. Hutter                 1,200            1,675              0                0           101,500
Anne P. Jones                   1,097            1,601              0                0            96,900
Melvin R. Laird                   144              181              0                0            12,200
Alan K. Simpson                   893            1,392              0                0            84,400
Edson W. Spencer                1,392            1,867              0                0           113,000
Wheelock Whitney                1,250            1,725              0                0           104,500
C. Angus Wurtele                1,300            1,775              0                0           107,500

On Sept. 30, 1998, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.

INDEPENDENT AUDITORS

The Fund's and corresponding Portfolio's financial statements contained in the Annual Report to shareholders for the fiscal year ended Sept. 30, 1998 were audited by independent auditors, KPMG Peat Marwick LLP, 4200 Norwest Center, 90
S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

FINANCIAL STATEMENTS


The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report to shareholders for the fiscal year ended Sept. 30, 1998 pursuant to Section 30(d) of the 1940 Act, are hereby incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference.


PROSPECTUS


The prospectus for IDS Diversified Equity Income Fund, dated Nov. 27, 1998, is hereby incorporated in this SAI by reference.

APPENDIX A

FOREIGN CURRENCY TRANSACTIONS

Since investments in foreign countries usually involve currencies of foreign countries, and since the Portfolio may hold cash and cash-equivalent investments in foreign currencies, the value of the Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Portfolio may incur costs in connection with conversions between various currencies.

Spot Rates and Forward Contracts. The Portfolio conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. A forward contract involves an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the contract date, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements. No commissions are charged at any stage for trades.

The Portfolio may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Portfolio also may enter into forward contracts when management of the Portfolio believes the currency of a particular foreign country may suffer a substantial decline against another currency. It may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of such securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency.

The Portfolio will designate cash or securities in an amount equal to the value of the Portfolio's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Portfolio's commitments on such contracts. At maturity of a forward contract, the Portfolio may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Portfolio retains the security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Portfolio enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Portfolio to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

The Portfolio's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although such forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Portfolio values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Options on Foreign Currencies. The Portfolio may buy put and write covered call options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities, the Portfolio may buy put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

As in the case of other types of options, however, the benefit to the Portfolio derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, when the Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Portfolio holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for the purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Portfolio may enter into currency futures contracts to sell currencies. It also may buy put options and write covered call options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Portfolio may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission
(CFTC) limitations. All futures contracts are aggregated for purposes of the percentage limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the values of the Portfolio's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against price decline if the issuer's creditworthiness deteriorates. Because the value of the Portfolio's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Portfolio's investments denominated in that currency over time.

The Portfolio will hold securities or other options or futures positions whose values are expected to offset its obligations. The Portfolio will not enter into an option or futures position that exposes the Portfolio to an obligation to another party unless it owns either (i) an offsetting position in securities or
(ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

APPENDIX B

Investing in Foreign Securities

Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below and those described in the prospectus, which are not typically associated with investing in United States securities. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the United States and at times, volatility of price can be greater than in the United States. Further, foreign markets have different clearance, settlement, registration and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio is to make intended security purchases due to such problems could cause the Portfolio to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., the Portfolio does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Portfolio will endeavor to achieve the most favorable net results on their portfolio transactions. Further, the Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. It may be more difficult for the Portfolios' agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments which could affect United States investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures). Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries.

APPENDIX C


OPTIONS AND FUTURES CONTRACTS

The Portfolio may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market. The Portfolio may enter into interest rate futures contracts and stock index futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy or write put and call options on these futures and on stock indexes. Options in the over-the-counter market will be purchased only when the investment manager believes a liquid secondary market exists for the options and only from dealers and institutions the investment manager believes present a minimal credit risk. Some options are exercisable only on a specific date. In that case, or if a liquid secondary market does not exist, the Portfolio could be required to buy or sell securities at disadvantageous prices, thereby incurring losses.

OPTIONS. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The cash received is retained by the writer whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price. The risk of the writer is potentially unlimited, unless the option is covered.

Options can be used to produce incremental earnings, protect gains and facilitate buying and selling securities for investment purposes. The use of options and futures contracts may benefit the Portfolio and its shareholders by improving the Portfolio's liquidity and by helping to stabilize the value of its net assets.

Buying options. Put and call options may be used as a trading technique to facilitate buying and selling securities for investment reasons. Options are used as a trading technique to take advantage of any disparity between the price of the underlying security in the securities market and its price on the options market. It is anticipated the trading technique will be utilized only to effect a transaction when the price of the security plus the option price will be as good or better than the price at which the security could be bought or sold directly. When the option is purchased, the Portfolio pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the purchase of the underlying security will be the combination of the exercise price, the premium and both commissions. When using options as a trading technique, commissions on the option will be set as if only the underlying securities were traded.

Put and call options also may be held by the Portfolio for investment purposes. Options permit the Portfolio to experience the change in the value of a security with a relatively small initial cash investment.

The risk the Portfolio assumes when it buys an option is the loss of the premium. To be beneficial to the Portfolio, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and subsequent sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Writing covered options. The Portfolio will write covered options when it feels it is appropriate and will follow these guidelines:

`Underlying securities will continue to be bought or sold solely on the basis of investment considerations consistent with the Fund's goal.

`All options written by the Portfolio will be covered. For covered call options if a decision is made to sell the security, or for put options if a decision is made to buy the security, the Portfolio will attempt to terminate the option contract through a closing purchase transaction.


Net premiums on call options closed or premiums on expired call options are treated as short-term capital gains.


If a covered call option is exercised, the security is sold by the Portfolio. The premium received upon writing the option is added to the proceeds received from the sale of the security. The Portfolio will recognize a capital gain or loss based upon the difference between the proceeds and the security's basis. Premiums received from writing outstanding options are included as a deferred credit in the Statement of Assets and Liabilities and adjusted daily to the current market value.

Options on many securities are listed on options exchanges. If the Portfolio writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. When the Portfolio writes such an option, the Custodian will segregate assets as appropriate to cover the option. These options may be more difficult to close. If the Portfolio is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the Portfolio expires or is exercised.

FUTURES CONTRACTS. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges, through their clearing corporations, guarantee performance of the contracts. Futures contracts are commodity contracts listed on commodity exchanges. They include contracts based on U.S. Treasury bonds and on Standard & Poor's 500 Index (S&P 500 Index). In the case of S&P 500 index futures contracts, the specified multiple is $500. Thus, if the value of the S&P 500 Index were 150, the value of one contract would be $75,000 (150 x $500).

Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract. For example, excluding any transaction costs, if the Portfolio enters into one futures contract to buy the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 154 on that future date, the Portfolio will gain $500 x (154-150) or $2,000. If the Portfolio enters into one futures contract to sell the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 152 on that future date, the Portfolio will lose $500 x (152-150) or $1,000.


Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by the Portfolio taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up within a segregated account at the Portfolio's custodian bank. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day the Portfolio would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

The purpose of a futures contract is to allow the Portfolio to gain rapid exposure to or protect itself from changes in the market without actually buying or selling securities. For example, if the Portfolio owned long-term bonds and interest rates were expected to increase, it might enter into futures contracts to sell securities which would have much the same effect as selling some of the long-term bonds it owned. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Portfolio's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. If, on the other hand, the Portfolio held cash reserves and interest rates were expected to decline, the Portfolio might enter into interest rate futures contracts for the purchase of securities. If short-term rates were higher than long-term rates, the ability to continue holding these cash reserves would have a very beneficial impact on the Portfolio's earnings. Even if short-term rates were not higher, the Portfolio would still benefit from the income earned by holding these short-term investments. At the same time, by entering into futures contracts for the purchase of securities, the Portfolio could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio's cash reserves could then be used to buy long-term bonds on the cash market. The Portfolio could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. But by using futures contracts as an investment tool, given the greater liquidity in the futures market than in the cash market, it might be possible to accomplish the same result more easily and more quickly.

Risks of Transactions in Futures Contracts

The Portfolio may elect to close some or all of its contracts prior to expiration. Although the Portfolio intends to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures contract position, and in the event of adverse price movements, the Portfolio would have to make daily cash payments of variation margin. Such price movements, however, will be offset all or in part by the price movements of the securities owned by the Portfolio. Of course, there is no guarantee the price of the securities will correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Another risk in employing futures contracts to protect against the price volatility of securities is that the prices of securities subject to futures contracts may not correlate perfectly with the behavior of the cash prices of the Portfolio's securities. The correlation may be distorted because the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

In addition, the Portfolio's investment manager could be incorrect in its expectations as to the direction or extent of various interest rate or market movements or the time span within which the movements take place. For example, if the Portfolio sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and interest rates declined instead, the Portfolio would lose money on the sale.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date, an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into such a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are not daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily and that change is reflected in the net asset value of the Fund.

The risk the Portfolio assumes when it buys an option is the loss of the premium paid for the option. The risk involved in writing options on futures contracts the Portfolio owns, or on securities held in its portfolio, is that there could be an increase in the market value of such contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. The Portfolio could enter into a closing transaction by purchasing an option with the same terms as the one it had previously sold. The cost to close the option and terminate the Portfolio's obligation, however, might be more or less than the premium received when it originally wrote the option. Further, the Portfolio might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

OPTIONS ON STOCK INDEXES. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level. Such options would be used in the same manner as options on futures contracts.

TAX TREATMENT. As permitted under federal income tax laws, the Portfolio intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in the Portfolio being required to defer recognizing losses incurred by entering into futures contracts and losses on underlying securities identified as being hedged against.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether such option is a section 1256 contract. If the option is a non-equity option, the Portfolio will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term. Certain provisions of the Internal Revenue Code may also limit the Portfolio's ability to engage in futures contracts and related options transactions. For example, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its assets must consist of cash, government securities and other securities, subject to certain diversification requirements.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.


Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Portfolio's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

APPENDIX D


MORTGAGE-BACKED SECURITIES

A mortgage pass-through certificate is one that represents an interest in a pool, or group, of mortgage loans assembled by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA) or non-governmental entities. In pass-through certificates, both principal and interest payments, including prepayments, are passed through to the holder of the certificate. Prepayments on underlying mortgages result in a loss of anticipated interest, and the actual yield (or total return) to the Portfolio, which is influenced by both stated interest rates and market conditions, may be different than the quoted yield on certificates. Some U.S. government securities may be purchased on a when-issued basis, which means that it may take as long as 45 days after the purchase before the securities are delivered to the Portfolio.

Stripped Mortgage-Backed Securities. The Portfolio may invest in stripped mortgage-backed securities. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. On an IO, if prepayments of principal are greater than anticipated, an investor may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

Mortgage-Backed Security Spread Options. The Portfolio may purchase mortgage-backed security (MBS) put spread options and write covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. MBS spread options are traded in the OTC market and are of short duration, typically one to two months. The Portfolio would buy or sell covered MBS call spread options in situations where mortgage-backed securities are expected to underperform like-duration Treasury securities.

APPENDIX E


DOLLAR-COST AVERAGING

A technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this technique does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing on a regular basis through changing market conditions, including times when the price of their shares falls or the market declines, to accumulate shares in a fund to meet long-term goals.

Dollar-cost averaging

--------------------------------------------------------------------------
Regular                    Market Price            Shares
Investment                  of a Share            Acquired
--------------------------------------------------------------------------
     $100                     $6.00                   16.7
      100                      4.00                   25.0
      100                      4.00                   25.0
      100                      6.00                   16.7
      100                      5.00                   20.0
     ----                  --------                 ------
     $500                    $25.00                  103.4

Average market price of a share over 5 periods:
$5.00 ($25.00 divided by 5).
The average price you paid for each share:
$4.84 ($500 divided by 103.4).

     Independent auditors' report

     The board and shareholders IDS Investment Series, Inc.



     We have audited the accompanying statement of assets and liabilities of IDS Diversified Equity Income Fund (a series of IDS Investment Series, Inc.) as of September 30, 1998, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period ended September 30, 1998, and the financial highlights for each of the years in the seven-year period ended September 30, 1998, and for the period from October 15, 1990 (commencement of operations), to September 30, 1991. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Diversified Equity Income Fund at September 30, 1998, and the results of its operations, changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


     KPMG Peat Marwick LLP
     Minneapolis, Minnesota
     November 6, 1998




     (This annual report is not part of the prospectus.)


 Financial statements


      Statement of assets and liabilities
      IDS Diversified Equity Income Fund
      Sept. 30, 1998



                                  Assets

 Investment in Equity Income Portfolio (Note 1)                                                 $2,409,757,773

                                  Liabilities

 Dividends payable to shareholders                                                                     342,983
 Accrued distribution fee                                                                               10,674
 Accrued service fee                                                                                    11,729
 Accrued transfer agency fee                                                                             8,945
 Accrued administrative services fee                                                                     2,179
 Other accrued expenses                                                                                292,356
                                                                                                       -------
 Total liabilities                                                                                     668,866
                                                                                                       -------
 Net assets applicable to outstanding capital stock                                             $2,409,088,907
                                                                                                ==============

                                  Represented by

 Capital stock-- $.01 par value (Note 1)                                                        $    2,688,114
 Additional paid-in capital                                                                      2,215,513,276
 Undistributed net investment income                                                                   616,616
 Accumulated net realized gain (loss)                                                              250,293,495
 Unrealized appreciation (depreciation) on investments and on translation
      of assets and liabilities in foreign currencies                                              (60,022,594)
                                                                                                   -----------
 Total-- representing net assets applicable to outstanding capital stock                        $2,409,088,907
                                                                                                ==============
 Net assets applicable to outstanding shares:             Class A                               $1,828,379,393
                                                          Class B                               $  504,798,678
                                                          Class Y                               $   75,910,836
 Net asset value per share of outstanding capital stock:  Class A shares     204,015,159        $         8.96
                                                          Class B shares      56,327,822        $         8.96
                                                          Class Y shares       8,468,411        $         8.96

     See accompanying notes to financial statements.

     (This annual report is not part of the prospectus.)






      Statement of operations
      IDS Diversified Equity Income Fund
      Year ended Sept. 30, 1998



                                  Investment income

 Income:
 Dividends                                                                                       $  60,525,510
 Interest                                                                                           17,312,804
      Less foreign taxes withheld                                                                     (514,949)
                                                                                                      --------
 Total income                                                                                       77,323,365
                                                                                                    ----------
 Expenses (Note 2):
 Expenses allocated from Equity Income Portfolio                                                    12,497,586
 Distribution fee -- Class B                                                                         3,496,529
 Transfer agency fee                                                                                 2,998,505
 Incremental transfer agency fee-- Class B                                                              47,909
 Service fee
      Class A                                                                                        3,349,345
      Class B                                                                                          812,075
      Class Y                                                                                           84,807
 Administrative services fees and expenses                                                             805,208
 Compensation of board members                                                                           9,753
 Postage                                                                                               205,350
 Registration fees                                                                                     378,674
 Reports to shareholders                                                                                71,200
 Audit fees                                                                                              7,750
 Other                                                                                                   1,724
                                                                                                         -----
 Total expenses                                                                                     24,766,415
      Earnings credits on cash balances (Note 2)                                                      (173,659)
                                                                                                      --------
 Total net expenses                                                                                 24,592,756
                                                                                                    ----------
 Investment income (loss) -- net                                                                    52,730,609
                                                                                                    ----------

                                  Realized and unrealized gain (loss) -- net

 Net realized gain (loss) on:
      Security transactions                                                                        256,756,290
      Financial futures contracts                                                                    6,492,235
      Foreign currency transactions                                                                     16,067
                                                                                                        ------
 Net realized gain (loss) on investments                                                           263,264,592
 Net change in unrealized appreciation (depreciation) on investments and
      on translation of assets and liabilities in foreign currencies                              (386,339,002)
                                                                                                  ------------
 Net gain (loss) on investments and foreign currencies                                            (123,074,410)
                                                                                                  ------------
 Net increase (decrease) in net assets resulting from operations                                 $ (70,343,801)
                                                                                                 =============


     See accompanying notes to financial statements.

     (This annual report is not part of the prospectus.)



     Financial statements

      Statement of changes in net assets
      IDS Diversified Equity Income Fund
      Year ended Sept. 30,

                                  Operations and distributions

                                                                                    1998                  1997
 Investment income (loss)-- net                                           $   52,730,609        $   63,479,506
 Net realized gain (loss) on investments                                     263,264,592           210,806,095
 Net change in unrealized appreciation (depreciation) on investments
      and on translation of assets and liabilities in foreign currencies    (386,339,002)          167,609,218
                                                                            ------------           -----------
 Net increase (decrease) in net assets resulting from operations             (70,343,801)          441,894,819
                                                                             -----------           -----------
 Distributions to shareholders from:
      Net investment income
         Class A                                                             (43,431,406)          (52,847,821)
         Class B                                                              (6,788,098)           (6,401,017)
         Class Y                                                              (1,965,470)           (1,926,320)
      Net realized gain
         Class A                                                            (175,753,235)          (89,873,767)
         Class B                                                             (38,518,493)          (10,467,031)
         Class Y                                                              (7,752,694)           (2,712,936)
                                                                              ----------            ----------
 Total distributions                                                        (274,209,396)         (164,228,892)
                                                                            ------------          ------------

                                  Capital share transactions (Note 3)

 Proceeds from sales
      Class A shares (Note 2)                                                393,326,066           370,773,023
      Class B shares                                                         237,030,056           197,003,406
      Class Y shares                                                          28,801,278            45,868,611
 Reinvestment of distributions at net asset value
      Class A shares                                                         211,289,210           137,604,537
      Class B shares                                                          44,910,979            16,532,448
      Class Y shares                                                           9,754,110             4,615,632
 Payments for redemptions
      Class A shares                                                        (300,623,162)         (243,648,909)
      Class B shares (Note 2)                                                (59,297,707)          (25,827,767)
      Class Y shares                                                         (29,628,489)          (16,887,734)
                                                                             -----------           -----------
 Increase (decrease) in net assets from capital share transactions           535,562,341           486,033,247
                                                                             -----------           -----------
 Total increase (decrease) in net assets                                     191,009,144           763,699,174
 Net assets at beginning of year                                           2,218,079,763         1,454,380,589
 Net assets at end of year                                                $2,409,088,907        $2,218,079,763
                                                                          ==============        ==============
 Undistributed net investment income                                      $      616,616        $    1,899,134
                                                                          --------------        --------------

     See accompanying notes to financial statements.

     (This annual report is not part of the prospectus.)


     Notes to financial statements


     IDS Diversified Equity Income Fund


  1

Summary of
significant
accounting policies



     The Fund is a series of IDS Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A shares during the ninth calendar year of ownership.
     Class Y shares have no sales charge and are offered only to qualifying institutional investors.

     All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses)  differs  among  classes.  Income,  expenses  (other  than  class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

     Investment in Equity Income Portfolio

     Effective May 13, 1996, the Fund began investing all of its assets in Equity Income Portfolio (the Portfolio), a series of Growth and Income Trust, an open-end investment company that has the same objectives as the Fund. This was accomplished by transferring the Fund's assets to the Portfolio in return for a proportionate ownership interest in the Portfolio. Equity Income Portfolio seeks to provide shareholders with a high level of current income and, as a secondary goal, steady growth of capital by investing primarily in dividend-paying stocks.

     The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the net assets of the Portfolio. The percentage of the Portfolio owned by the Fund at Sept. 30, 1998 was 99.96%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements," which are included elsewhere in this report.

     Use of estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

     Federal taxes

     Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders, no provision for income or excise taxes is required.

     Net investment income (loss) and net realized gains (losses) allocated from the Portfolio may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income
     (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

     On the statements of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $1,828,153 and accumulated net realized gain has been increased by $1,828,153.

     Dividends to shareholders

     Dividends from net investment income, declared daily and paid each calendar quarter, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

  2

Expenses and
sales charges

     In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

     Effective March 20, 1995, the Fund entered into an agreement with American Express Financial Corporation (AEFC) for providing administrative services. Under its Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, organizational expenses and any other expenses properly payable by the Fund and approved by the board.

     Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

    o Class A $15
    o Class B $16
    o Class Y $15

     Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

     Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares and 0.10% of the Fund's average daily net assets attributable to Class Y shares.

     Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $7,878,492 for Class A and $383,043 for Class B for the year ended Sept. 30, 1998.

     During the year ended Sept. 30, 1998, the Fund's transfer agency fees were reduced by $173,659 as a result of earnings credits from overnight cash balances.



  3

Capital share
transactions


     Transactions in shares of capital stock for the years indicated are as follows:

                                         Year ended Sept. 30, 1998
                                     Class A        Class B     Class Y


      Sold                        39,550,200     23,873,696   2,888,847

      Issued for reinvested
         distributions            22,731,782      4,842,867   1,048,649

      Redeemed                   (30,436,389)    (6,051,331) (3,044,633)


      Net increase (decrease)     31,845,593     22,665,232     892,863


                                         Year ended Sept. 30, 1997
                                     Class A        Class B     Class Y


      Sold                        38,856,816     20,583,228   4,648,685

      Issued for reinvested
         distributions            14,804,550      1,770,123     493,943

      Redeemed                   (25,579,148)    (2,676,635) (1,724,974)


      Net increase (decrease)     28,082,218     19,676,716   3,417,654



  4

Financial
highlights

      "Financial highlights" showing per share data and selected information is presented on pages 9 and 10 of the prospectus.



     (This annual report is not part of the prospectus.)

     Independent auditors' report


     The board of trustees and unitholders Growth and Income Trust:



     We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Equity Income Portfolio (a series of Growth and Income Trust) as of September 30, 1998, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended September 30, 1998. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Equity Income Portfolio at September 30, 1998, and the results of its operations and the changes in its net assets for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


     KPMG Peat Marwick LLP
     Minneapolis, Minnesota
     November 6, 1998


     (This annual report is not part of the prospectus.)


     Financial statements


      Statement of assets and liabilities
      Equity Income Portfolio
      Sept. 30, 1998



                                  Assets

 Investments in securities, at value (Note 1)
      (identified cost $2,542,309,249)                                                          $2,483,072,599
 Dividends and accrued interest receivable                                                           3,580,354
 Receivable for investment securities sold                                                           9,528,440
 Unrealized appreciation on foreign currency contracts held, at value (Note 7)                           4,106
 U.S. government securities held as collateral (Note 4)                                                730,082
                                                                                                       -------
 Total assets                                                                                    2,496,915,581
                                                                                                 -------------

                                  Liabilities

 Disbursements in excess of cash on demand deposit                                                   1,732,504
 Payable for investment securities purchased                                                        53,426,194
 Payable upon return of securities loaned (Note 4)                                                  31,004,282
 Accrued investment management services fee                                                             33,367
 Other accrued expenses                                                                                 40,795
                                                                                                        ------
 Total liabilities                                                                                  86,237,142
                                                                                                    ----------
 Net assets                                                                                     $2,410,678,439
                                                                                                ==============

     See accompanying notes to financial statements.

     (This annual report is not part of the prospectus.)





     Financial statements


      Statement of operations
      Equity Income Portfolio
      Year ended Sept. 30, 1998



                                  Investment income

 Income:
 Dividends                                                                                       $  60,548,099
 Interest                                                                                           17,302,364
      Less foreign taxes withheld                                                                     (515,140)
                                                                                                      --------
 Total income                                                                                       77,335,323
                                                                                                    ----------
 Expenses (Note 2):
 Investment management services fee                                                                 12,214,128
 Compensation of board members                                                                          13,738
 Custodian fees                                                                                        253,350
 Audit fees                                                                                             29,250
 Other                                                                                                   5,616
                                                                                                         -----
 Total expenses                                                                                     12,516,082
      Earnings credits on cash balances (Note 2)                                                       (13,825)
                                                                                                       -------
 Total net expenses                                                                                 12,502,257
                                                                                                    ----------
 Investment income (loss) -- net                                                                    64,833,066
                                                                                                    ----------

                                  Realized and unrealized gain (loss) -- net

 Net realized gain (loss) on:
      Security transactions (Note 3)                                                               256,847,907
      Financial futures contracts (Note 6)                                                           6,494,276
      Foreign currency transactions                                                                     16,073
                                                                                                        ------
 Net realized gain (loss) on investments                                                           263,358,256
 Net change in unrealized appreciation (depreciation) on investments
      and on translation of assets and liabilities in foreign currencies                          (386,481,334)
                                                                                                  ------------
 Net gain (loss) on investments and foreign currencies                                            (123,123,078)
                                                                                                  ------------
 Net increase (decrease) in net assets resulting from operations                                 $ (58,290,012)
                                                                                                 =============


     See accompanying notes to financial statements.

     (This annual report is not part of the prospectus.)






      Statements of changes in net assets
      Equity Income Portfolio
      Year ended Sept. 30,



                                  Operations

                                                                                    1998                  1997
 Investment income (loss)-- net                                           $   64,833,066        $   71,670,175
 Net realized gain (loss) on investments                                     263,358,256           210,870,724
 Net change in unrealized appreciation (depreciation ) on investments
      and on translation of assets and liabilities in foreign currencies    (386,481,334)          167,694,853
                                                                            ------------           -----------
 Net increase (decrease) in net assets resulting from operations             (58,290,012)          450,235,752
 Net contributions (withdrawals) from partners                               248,383,687           314,194,640
                                                                             -----------           -----------
 Total increase (decrease) in net assets                                     190,093,675           764,430,392
 Net assets at beginning of year                                           2,220,584,764         1,456,154,372
                                                                           -------------         -------------
 Net assets at end of year                                                $2,410,678,439        $2,220,584,764
                                                                          ==============        ==============


     See accompanying notes to financial statements.

     (This annual report is not part of the prospectus.)



     Notes to financial statements


     Equity Income Portfolio


  1

Summary of
significant
accounting policies



     Equity Income Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Equity Income Portfolio seeks to provide a high level of current income and, as a secondary goal, steady growth of capital by investing primarily in dividend-paying stocks. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

     Significant accounting policies followed by the Portfolio are summarized below:

     Use of estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

     Valuation of securities

     All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

     Option transactions

     In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

     Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

     Futures transactions

     In order to gain exposure to or protect itself from changes in the market, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

     Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

     Foreign currency translations
     and foreign currency contracts

     Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

     The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contracts.

     Federal taxes

     For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolio does not pay any income dividends or capital gain distributions.

     Other

     Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.


  2

Fees and
expenses



     The Trust, on behalf of the Portfolio, has entered into an Investment Management Services Agreement with AEFC for managing its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.4% annually.

     Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

     During the year ended Sept. 30, 1998, the Portfolio's custodian fees were reduced by $13,825 as a result of earnings credits from overnight cash balances.

     Pursuant to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the units of the Trust.

  3

Securities
transactions

     Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,845,348,494 and $2,124,098,737, respectively, for the year ended Sept. 30, 1998. For the same year, the portfolio turnover rate was 97%. Realized gains and losses are determined on an identified cost basis.

     Brokerage commissions paid to brokers affiliated with AEFC were $49,994 for the year ended Sept. 30, 1998.


  4

Lending of
portfolio
securities



     At Sept. 30, 1998, securities valued at $28,282,700 were on loan to brokers. For collateral, the Portfolio received $30,274,200 in cash and U.S. government securities valued at $730,082. Income from securities lending amounted to $104,104 for the year ended Sept. 30, 1998. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


  5

Options contracts
written

     The number of contracts and premium amounts associated with options contracts written is as follows:

                                           Year ended Sept. 30, 1998
                                                    Calls

                                    Contracts                      Premium

       Balance Sept. 30, 1997              --                    $      --
       Opened                             311                      204,781
       Exercised                         (311)                    (204,781)

       Balance Sept. 30, 1998              --                    $      --

       See "Summary of significant accounting policies."



  6

Stock index
futures contracts


     Investments in securities at Sept. 30, 1998, included securities valued at $10,430,967 that were pledged as collateral to cover initial margin deposits on 450 open purchase contracts. The market value of the open purchase contracts at Sept. 30, 1998 was $115,425,000 with a net unrealized loss of $811,755. See "Summary of significant accounting policies."


  7

Foreign currency
contracts

     At Sept. 30, 1998, the Portfolio had entered into a foreign currency exchange contract that obligates the Portfolio to deliver currency at a specified future date. The unrealized appreciation and/or depreciation on this contract is included in the accompanying financial statements. See "Summary of significant accounting policies."The terms of the open contracts are as follows:

     Exchange date    Currency to     Currency to    Unrealized     Unrealized
                     be delivered     be received  appreciation   depreciation


     Oct. 7, 1998       6,161,838    10,177,815,119      $4,106           $--
                       U.S. Dollar   Italian Lira





     (This annual report is not part of the prospectus.)

 Investments in securities


      Equity Income Portfolio
      Sept. 30, 1998

                                                      (Percentages represent
                                                        value of investments
                                                      compared to net assets)


 Common stocks (88.1%)
Issuer                       Shares       Value(a)

 Aerospace & defense (1.6%)
 Goodrich (BF)              550,000     $17,978,125
 Rockwell Intl              602,000      21,747,250
 Total                                   39,725,375


 Automotive & related (3.8%)
 Chrysler                   585,000      28,006,875
 Dana                       510,000      19,029,375
 Ford Motor                 530,000      24,876,875
 TRW                        430,000      19,081,250
 Total                                   90,994,375


 Banks and savings & loans (10.9%)
 BankAmerica                357,500      21,494,688
 BankBoston               1,045,000      34,485,000
 First Chicago NBD          715,000      48,977,499
 First Union              1,045,000      53,490,937
 NationsBank                577,500(b)   30,896,250
 Norwest                    935,000      33,484,688
 Washington Mutual        1,182,500      39,909,375
 Total                                  262,738,437

 Building materials & construction (1.1%)
 Masco                    1,040,000      25,610,000


 Chemicals (1.3%)
 Imperial Chemical Inds ADR 360,000(c,d) 11,430,000
 Lyondell Petrochemical     930,000      20,692,500
 Total                                   32,122,500


 Communications equipment & services (1.3%)
 Motorola                   215,000       9,177,813
 Northern Telecom           672,000(c,d) 21,504,000
 Total                                   30,681,813


 Computers & office equipment (6.4%)
 3Com                       894,500(b)   26,890,906
 Electronic Data Systems    605,200      20,085,075
 First Data                 490,000      11,515,000
 Hewlett-Packard            355,000      18,792,813
 Intl Business Machines     604,800      77,414,400
 Total                                  154,698,194

 Electronics (1.1%)
 AMP                        385,000      13,763,750
 Applied Materials          475,000(b)   11,993,750
 Total                                   25,757,500


 Energy (13.9%)
 Chevron                    485,000(d)   40,770,313
 Elf Aquitaine ADR          382,000(c)   23,755,625
 ENI                      4,300,000(b,c) 26,362,870

 Exxon                      660,900      46,386,918
 Mobil                      600,000      45,562,500
 Royal Dutch Petroleum    1,325,000(c)   63,103,124
 Texaco                     650,000      40,746,875
 Ultramar Diamond
    Shamrock                750,000      17,062,500
 Unocal                     865,000      31,356,250
 Total                                  335,106,975


 Energy equipment & services (0.3%)
 BJ Services                469,900(b)    7,635,875


 Financial services (2.8%)
 Fannie Mae                 467,500      30,036,875
 Household Intl             990,000      37,125,000
 Total                                   67,161,875


 Food (4.9%)
 Bestfoods                  704,000      34,100,000
 General Mills              622,000      43,540,000
 Sara Lee                   743,000(e)   40,122,000
 Total                                  117,762,000

 Health care (5.1%)
 American Home Products     573,000      30,010,875
 Baxter Intl                526,000      31,297,000
 Johnson & Johnson          396,000      30,987,000
 Merck & Co                 241,000(e)   31,224,563
 Total                                  123,519,438


 Health care services (0.8%)
 Columbia/HCA Healthcare    998,000      20,022,375


 Household products (1.3%)
 Kimberly-Clark             756,000      30,618,000


 Industrial equipment & services (1.1%)
 Browning-Ferris Inds       700,000      21,175,000
 Illinois Tool Works        102,200       5,569,900
 Total                                   26,744,900


 Insurance (7.7%)
 American General           660,000      42,157,500
 EXEL Cl A                  637,407      40,156,641
 Lincoln Natl               632,500      52,023,125
 Marsh & McLennan         1,008,500      50,172,875
 Total                                  184,510,141


 Media (0.1%)
 Donnelley (RH)             170,000       2,103,750

 Multi-industry conglomerates (1.7%)
 Emerson Electric           675,000      42,018,750


 Paper & packaging (1.7%)
 Tenneco                    725,000      23,834,375
 Union Camp                 429,000      16,891,875
 Total                                   40,726,250


 Real estate investment trust (3.0%)
 Equity Office Properties
    Trust                   450,000(d)   11,025,000
 FelCor Suite Hotels        500,000      12,156,250
 Highwoods Properties       600,000      16,650,000
 ProLogis Trust             800,000      18,100,000
 Simon Property Group       500,000      14,875,000
 Total                                   72,806,250


 Retail (3.5%)
 American Stores          1,150,000      37,015,625
 Dayton Hudson              540,000      19,305,000
 Penney (JC)                605,000      27,187,188
 Total                                   83,507,813

 Transportation (0.6%)
 Teekay Shipping            750,000(c)   13,640,625


 Utilities -- electric (5.0%)
 CMS Energy                 450,000      19,603,125
 DPL                        720,000      14,130,000
 Duke Energy                346,100      22,907,494
 FPL Group                  330,000      22,996,874
 New Century Energies       425,000      20,692,188
 Northern States Power      720,000      20,205,000
 Total                                  120,534,681


 Utilities -- telephone (7.2%)
 Ameritech                  420,000     $19,897,500
 AT&T                       430,000      25,128,125
 BCE345,000(c)            9,638,438
 BellSouth                  379,000      28,519,750
 MCI WorldCom               536,000(b)   26,197,000
 SBC Communications         650,000      28,884,375
 U S WEST Communications
    Group                   675,000      35,395,312
 Total                                  173,660,500


 Total common stocks
 (Cost: $2,185,876,519)              $2,124,408,392


 Preferred stocks & other (4.0%)
 Issuer                      Shares        Value(a)
 AutoZone
    5.00% Cv PERCS          715,100(g)  $17,671,551
 BS-Intel
    5.00% Cv PERCS          128,000(g)   21,731,840
 BS-Service Corp Intl
    5.00%                   475,000      14,682,250
 MediaOne Group
    6.25% Cv                344,100(b)   19,226,588
 Union Pacific Capital Trust
    6.25% Cv                541,000      23,939,250


 Total preferred stocks & other
 (Cost: $97,728,569)                    $97,251,479




 Bonds (1.2%)
Issuer                        Coupon             Principal             Value(a)
                                rate               amount
 Chemicals (0.6%)
 Waste Management
    Cv Sub Nts
    02-01-02                  4.00%            $12,000,000         $14,535,000


 Electronics (0.6%)
 SBH-United Technologies
    Cv
    12-04-98                  5.00              18,600,000(f)       14,177,478


 Total bonds
 (Cost: $26,000,024)                                               $28,712,478


 Short-term securities (9.7%)
Issuer      Annualized         Amount      Value(a)
          yield on date    payable at
            of purchase     maturity

 U.S. government agencies (3.1%)
 Federal Home Loan Mtge Corp Disc Nts
    10-02-98     5.46%   $10,400,000    $10,398,428
    10-05-98     5.45     24,000,000     23,985,506
    10-14-98     5.46      9,700,000      9,680,962
    10-28-98     5.32     11,000,000     10,956,275
    11-30-98     5.17     15,000,000     14,869,613
 Federal Natl Mtge Assn Disc Nt
    10-09-98     5.45      4,400,000      4,394,681
 Total                                   74,285,465


 Commercial paper (6.6%)
 Barclays U.S. Funding
    10-01-98     5.57     12,000,000     12,000,000
 Bear Stearns
    10-15-98     5.54      4,100,000      4,091,215
 BellSouth Telecommunications
    11-03-98     5.24     11,900,000     11,843,059
 CAFCO
    10-21-98     5.57      6,700,000(h)   6,677,705
 Fleet Funding
    10-13-98     5.56      2,300,000(h)   2,295,768
 Ford Motor Credit
    10-09-98     5.54      7,300,000      7,291,062
 Gannett
    11-05-98     5.27      6,200,000(h)   6,168,354
 Goldman Sachs Group
    10-13-98     5.56      5,600,000      5,589,677
 GTE Funding
    10-06-98     5.59        800,000        799,380
    10-08-98     5.54     12,100,000     12,086,989

 Intl Lease Finance
    10-07-98     5.54     10,000,000      9,990,783
    10-08-98     5.54      5,900,000      5,893,656
 Motorola
    11-24-98     5.24      6,300,000      6,250,860
 Novartis Finance
    10-05-98     5.52      5,700,000(h)   5,696,510
 Paccar Financial
    10-22-98     5.54      1,500,000      1,495,170
 Pfizer
    10-30-98     5.52      4,900,000(h)   4,878,330
 Procter & Gamble
    11-09-98     5.23      3,300,000      3,281,410
 Reed Elsevier
    10-15-98     5.50      5,300,000(h)   5,288,705
 Rohm & Haas
    10-22-98     5.55     11,100,000     11,064,193
 Toyota Motor Credit
    10-01-98     5.58     10,000,000     10,000,000
    10-23-98     5.37     11,600,000     11,562,074
 Xerox
    10-05-98     5.53      9,400,000      9,394,245
    11-05-98     5.24      4,800,000      4,775,640
 Total                                  158,414,785


 Total short-term securities
 (Cost: $232,704,137)                  $232,700,250


 Total investments in securities
 (Cost: $2,542,309,249)(i)           $2,483,072,599





 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Sept. 30, 1998, the value of foreign securities represented 7.02% of net assets.

(d) Security is partially or fully on loan. See Note 4 to the financial statements.

(e) Partially pledged as initial margin deposit on the following open stock index futures purchase contracts (see Note 6 to the financial statements):

Type of security                                                   Contracts

Standard & Poor's 500 Stock Index, Dec. 1998                             450

(f) ELKS are equity-linked securities that are structured as an interest-bearing debt security and linked to the common stock of another company. The terms of ELKS differ from those of ordinary debt securities in that the principal amount received at maturity is not fixed but is based on the price of the common stock the ELK is linked to. The principal amount disclosed equals the current estimated future value of the amount to be received upon maturity.

(g) PERCS (Preferred-Equity Redeemable Cumulative Securities) are convertible preferred securities. PERCS are like buying an underlying common stock and selling a call option against the position.

(h) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(i) At Sept.  30, 1998,  the cost of securities  for federal income tax purposes
was  $2,542,423,219   and  the  aggregate  gross  unrealized   appreciation  and
depreciation based on that cost was:



Unrealized appreciation.........................................$161,532,020
Unrealized depreciation.........................................(220,882,640)
Net unrealized depreciation.....................................$(59,350,620)



     (This annual report is not part of the prospectus.)

 Independent auditors' report



     The board and shareholders
     IDS Investment Series, Inc.:




     We have audited the accompanying statement of assets and liabilities of IDS Mutual (a series of IDS Investment Series, Inc.) as of September 30, 1998, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended September 30, 1998, and the financial highlights for each of the years in the ten-year period ended September 30, 1998. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Mutual at September 30, 1998, and the results of its operations, changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


     KPMG Peat Marwick LLP
     Minneapolis, Minnesota
     November 6, 1998






     (This annual report is not part of the prospectus.)



     Financial statements



      Statement of assets and liabilities
      IDS Mutual
      Sept. 30, 1998


                                  Assets

 Investment in Balanced Portfolio (Note 1)                                                      $4,750,092,790

                                  Liabilities

 Accrued distribution fees                                                                               7,511
 Accrued service fee                                                                                    20,357
 Accrued transfer agency fee                                                                            14,978
 Accrued administrative services fee                                                                     4,136
 Other accrued expenses                                                                                380,857
                                                                                                       -------
 Total liabilities                                                                                     427,839
                                                                                                       -------
 Net assets applicable to outstanding capital stock                                             $4,749,664,951
                                                                                                ==============

                                  Represented by

 Capital stock-- of $.01 par value (Note 1)                                                     $    3,575,380
 Additional paid-in capital                                                                      4,245,020,881
 Undistributed net investment income                                                                 2,621,849
 Accumulated net realized gain (loss) (Note 1)                                                     527,608,790
 Unrealized appreciation (depreciation) on investments and on translation
      of assets and liabilities in foreign currencies                                              (29,161,949)
                                                                                                   -----------
 Total-- representing net assets applicable to outstanding capital stock                        $4,749,664,951
                                                                                                ==============
 Net assets applicable to outstanding shares:             Class A                               $3,051,442,137
                                                          Class B                               $  359,632,022
                                                          Class Y                               $1,338,590,792
 Net asset value per share of outstanding capital stock:  Class A shares     229,608,906        $        13.29
                                                          Class B shares      27,214,864        $        13.21
                                                          Class Y shares     100,714,245        $        13.29

     See accompanying notes to financial statements.


     (This annual report is not part of the prospectus.)





      Statement of operations
      IDS Mutual
      Year ended Sept. 30, 1998


                                  Investment income

 Income:
 Dividends                                                                                       $  70,701,034
 Interest                                                                                          139,373,623
      Less foreign taxes withheld                                                                     (418,363)
                                                                                                      --------
 Total income                                                                                      209,656,294
                                                                                                   -----------
 Expenses (Note 2):
 Expenses allocated from Balanced Portfolio                                                         24,120,771
 Distribution fee -- Class B                                                                         2,448,145
 Transfer agency fee                                                                                 5,383,608
 Incremental transfer agency fee-- Class B                                                              29,546
 Service fee
      Class A                                                                                        5,588,730
      Class B                                                                                          567,551
      Class Y                                                                                        1,456,869
 Administrative services fees and expenses                                                           1,584,484
 Compensation of board members                                                                          14,198
 Postage                                                                                               211,406
 Registration fees                                                                                     389,669
 Reports to shareholders                                                                                52,460
 Audit fees                                                                                              9,875
 Other                                                                                                  16,930
                                                                                                        ------
 Total expenses                                                                                     41,874,242
                                                                                                    ----------
      Earnings credits on cash balances (Note 2)                                                      (338,578)
                                                                                                      --------
 Total net expenses                                                                                 41,535,664
                                                                                                    ----------
 Investment income (loss) -- net                                                                   168,120,630
                                                                                                   -----------

                                  Realized and unrealized gain (loss) -- net

 Net realized gain (loss) on:
      Security transactions                                                                        521,085,881
      Foreign currency transactions                                                                 (4,882,331)
      Financial futures contracts                                                                   22,877,927
      Options contracts written                                                                     (2,264,146)
                                                                                                    ----------
 Net realized gain (loss) on investments                                                           536,817,331
 Net change in unrealized appreciation (depreciation) on investments
      and on translation of assets and liabilities in foreign currencies                          (663,214,406)
                                                                                                  ------------
 Net gain (loss) on investments and foreign currencies                                            (126,397,075)
                                                                                                  ------------
 Net increase (decrease) in net assets resulting from operations                                 $  41,723,555
                                                                                                 =============

     See accompanying notes to financial statements.


     (This annual report is not part of the prospectus.)




     Financial statements


      Statements of changes in net assets
      IDS Mutual
      Year ended Sept. 30,


                                  Operations and distributions

                                                                                    1998                  1997
 Investment income (loss)-- net                                           $  168,120,630        $  177,081,818
 Net realized gain (loss) on investments                                     536,817,331           535,098,902
 Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies     (663,214,406)          270,677,545
                                                                            ------------           -----------
 Net increase (decrease) in net assets resulting from operations              41,723,555           982,858,265
                                                                              ----------           -----------
 Distributions to shareholders from:
     Net investment income
        Class A                                                             (108,346,778)         (112,647,933)
        Class B                                                               (8,816,146)           (6,407,726)
        Class Y                                                              (49,253,663)          (48,077,728)
     Net realized gain
        Class A                                                             (351,321,509)         (168,695,556)
        Class B                                                              (31,416,863)           (9,374,819)
        Class Y                                                             (151,670,487)          (68,558,106)
                                                                            ------------           -----------
 Total distributions                                                        (700,825,446)         (413,761,868)
                                                                            ------------          ------------

                                  Capital share transactions (Note 3)

 Proceeds from sales
     Class A shares (Note 2)                                                 257,299,934           230,401,790
     Class B shares                                                          145,988,341           115,020,723
     Class Y shares                                                          458,580,183           376,665,066
 Reinvestment of distributions at net asset value
     Class A shares                                                          406,345,457           246,260,292
     Class B shares                                                           39,425,789            15,422,380
     Class Y shares                                                          200,924,150           116,635,834
 Payments for redemptions
     Class A shares                                                         (434,254,951)         (380,264,514)
     Class B shares (Note 2)                                                 (44,948,636)          (26,018,445)
     Class Y shares                                                         (472,541,514)         (428,165,936)
                                                                            ------------          ------------
 Increase (decrease) in net assets from capital share transactions           556,818,753           265,957,190
                                                                             -----------           -----------
 Total increase (decrease) in net assets                                    (102,283,138)          835,053,587
 Net assets at beginning of year                                           4,851,948,089         4,016,894,502
                                                                           -------------         -------------
 Net assets at end of year                                                $4,749,664,951        $4,851,948,089
                                                                          ==============        ==============
 Undistributed net investment income                                      $    2,621,849        $   10,135,000
                                                                          --------------        --------------


     See accompanying notes to financial statements.


     (This annual report is not part of the prospectus.)


     Notes to financial statements


      IDS Mutual


  1

Summary of
significant
accounting policies



     The Fund is a series of IDS Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. IDS Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A shares during the ninth calendar year of ownership. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

     All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses)  differs  among  classes.  Income,  expenses  (other  than  class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

     Investment in Balanced Portfolio

     Effective May 13, 1996, the Fund began investing all of its assets in Balanced Portfolio (the Portfolio), a series of Growth and Income Trust, an open-end investment company that has the same objectives as the Fund. This was accomplished by transferring the Fund's assets to the Portfolio in return for a proportionate ownership interest in the Portfolio. The Portfolio divides its investments between common stocks and senior securities (debt obligations and preferred stocks).

     The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the net assets of the Portfolio. The percentage of the Portfolio owned by the Fund at Sept. 30, 1998 was 99.98%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements," which are included elsewhere in this report.

     Use of estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

     Federal taxes

     Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders, no provision for income or excise taxes is required.

     Net investment income (loss) and net realized gains (losses) allocated from the Portfolio may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income
     (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

     On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $9,217,194 and accumulated net realized gain has been increased by $9,217,194.

     Dividends to shareholders

     Dividends from net investment income, declared and paid each calendar quarter, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

  2

Expenses and
sales charges

     In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

     Effective March 20, 1995, the Fund entered into an agreement with American Express Financial Corporation (AEFC) for providing administrative services. Under its Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, organizational expenses and any other expenses properly payable by the Fund and approved by the board.

     Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

     oClass A $15
     oClass B $16
     oClass Y $15

     Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

     Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares and 0.10% of the Fund's average daily net assets attributable to Class Y shares.

     Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $5,945,002 for Class A and $289,022 for Class B for the year ended Sept. 30, 1998.

     During the year ended Sept. 30, 1998, the Fund's transfer agency fees were reduced by $338,578 as a result of earnings credits from overnight cash balances.


  3

Capital share
transactions


     Transactions in shares of capital stock for the years indicated are as follows:

                                           Year ended Sept. 30, 1998
                                     Class A      Class B       Class Y


      Sold                        17,836,543   10,193,781    31,856,564

      Issued for reinvested
         distributions            29,658,735    2,893,659    14,655,420

      Redeemed                   (30,130,218)  (3,155,238)  (33,071,646)


      Net increase (decrease)     17,365,060    9,932,202    13,440,338


                                           Year ended Sept. 30, 1997
                                     Class A      Class B       Class Y


      Sold                        16,177,572    8,102,822    26,414,352

      Issued for reinvested
         distributions            17,752,256    1,112,719     8,400,857

      Redeemed                   (26,678,714)  (1,825,256)  (29,981,793)


      Net increase (decrease)      7,251,114    7,390,285     4,833,416




  4

Financial
highlights

      "Financial highlights" showing per share data and selected information is presented on pages 8 and 9 of the prospectus.



     (This annual report is not part of the prospectus.)

 Independent auditors' report



     The board of trustees and unitholders
     Growth and Income Trust:



     We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Balanced Portfolio (a series of Growth and Income Trust) as of September 30, 1998, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended September 30, 1998. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Balanced Portfolio at September 30, 1998, and the results of its operations and the changes in its net assets for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


     KPMG Peat Marwick LLP
     Minneapolis, Minnesota
     November 6, 1998




     (This annual report is not part of the prospectus.)



     Financial statements

      Statement of assets and liabilities
      Balanced Portfolio
      Sept. 30, 1998


                                  Assets

 Investments in securities, at value (Note 1)
      (identified cost $4,835,128,090)                                                          $4,811,625,578
 Dividends and accrued interest receivable                                                          24,524,579
 Receivable for investment securities sold                                                          41,939,900
 Receivable from investment advisor                                                                    208,291
 U.S. government securities held as collateral (Note 6)                                             11,745,681
                                                                                                    ----------
 Total assets                                                                                    4,890,044,029
                                                                                                 -------------

                                  Liabilities

 Disbursements in excess of cash on demand deposit                                                   5,380,830
 Payable for investment securities purchased                                                        59,147,008
 Payable upon return of securities loaned (Note 6)                                                  64,245,681
 Accrued investment management services fee                                                             64,461
 Options contracts written, at value
      (premium received $8,622,697) (Note 4)                                                         9,899,326
 Other accrued expenses                                                                                 76,169
                                                                                                        ------
 Total liabilities                                                                                 138,813,475
                                                                                                   -----------
 Net assets                                                                                     $4,751,230,554
                                                                                                ==============


     See accompanying notes to financial statements.



     (This annual report is not part of the prospectus.)




     Financial statements

      Statement of operations
      Balanced Portfolio
      Year ended Sept. 30, 1998


                                  Investment income

 Income:
 Dividends                                                                                       $  70,716,129
 Interest                                                                                          139,363,451
      Less foreign taxes withheld                                                                     (418,460)
                                                                                                      --------
 Total income                                                                                      209,661,120
                                                                                                   -----------
 Expenses (Note 2):
 Investment management services fee                                                                 23,644,896
 Compensation of board members                                                                          23,548
 Custodian fees                                                                                        405,370
 Audit fees                                                                                             29,625
 Other                                                                                                  34,257
                                                                                                        ------
 Total expenses                                                                                     24,137,696
      Earnings credits on cash balances (Note 2)                                                       (11,766)
                                                                                                       -------
 Total net expenses                                                                                 24,125,930
                                                                                                    ----------
 Investment income (loss)-- net                                                                    185,535,190
                                                                                                   -----------

                                  Realized and unrealized gain (loss) -- net

 Net realized gain (loss) on:
      Security transactions (Note 3)                                                               521,155,282
      Foreign currency transactions                                                                 (4,883,350)
      Options contracts written (Note 4)                                                            (2,264,688)
      Financial futures contracts (Note 5)                                                          22,878,321
                                        -                                                           ----------
 Net realized gain (loss) on investments                                                           536,885,565
 Net change in unrealized appreciation (depreciation) on investments
      and on translation of assets and liabilities in foreign currencies                          (663,319,521)
                                                                                                  ------------
 Net gain (loss) on investments and foreign currencies                                            (126,433,956)
                                                                                                  ------------
 Net increase (decrease) in net assets resulting from operations                                 $  59,101,234
                                                                                                 =============


     See accompanying notes to financial statements.


     (This annual report is not part of the prospectus.)



      Statements of changes in net assets
      Balanced Portfolio
      Year ended Sept. 30,


                                  Operations

                                                                                    1998                  1997
 Investment income (loss)-- net                                          $   185,535,190       $   191,274,275
 Net realized gain (loss) on investments                                     536,885,565           535,161,611
 Net change in unrealized appreciation (depreciation) on investments
      and on translation of assets and liabilities in foreign currencies    (663,319,521)          270,752,151
                                                                            ------------           -----------
 Net increase (decrease) in net assets resulting from operations              59,101,234           997,188,037
                                                                              ----------           -----------
 Net contributions (withdrawals) from partners                              (161,190,578)         (161,960,911)
                                                                            ------------          ------------
 Total increase (decrease) in net assets                                    (102,089,344)          835,227,126
 Net assets at beginning of year                                           4,853,319,898         4,018,092,772
                                                                           -------------         -------------
 Net assets at end of year                                                $4,751,230,554        $4,853,319,898
                                                                          ==============        ==============

     See accompanying notes to financial statements.



     (This annual report is not part of the prospectus.)


     Notes to financial statements

     Balanced Portfolio



  1

Summary of
significant
accounting policies


     Balanced Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Balanced Portfolio seeks to provide a balance of growth of capital and current income by investing in common stocks and senior securities (preferred stocks and debt obligations) issued by U.S. and foreign companies. The Portfolio also may invest in derivative instruments and money market instruments. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

     Significant accounting policies followed by the Portfolio are summarized below:

     Use of estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

     Valuation of securities

     All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

     Option transactions

     In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

     Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

     Futures transactions

     In order to gain exposure to or protect itself from changes in the market, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

     Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

     Foreign currency translations
     and foreign currency contracts

     Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

     The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract.

     Illiquid securities

     At Sept. 30, 1998, investments in securities included issues that are illiquid. The Portfolio currently limits investments in illiquid securities to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Sept. 30, 1998 was $4,421,640 representing 0.09% of the net assets. Pursuant to guidelines adopted by the board, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

     Federal taxes

     For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolio does not pay any income dividends or capital gain distributions.

     Other

     Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.


  2

Fees and
expenses



     The Trust, on behalf of the Portfolio, has entered into an Investment Management Services Agreement with AEFC for managing its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.43% annually. The fees may be increased or decreased by a performance adjustment based on a comparison of the performance of Class A shares of IDS Mutual to the Lipper Balanced Fund Index. The maximum adjustment is 0.08% of the Portfolio's average daily net assets on an annual basis. The adjustment decreased the fee by $889,629 for the year ended Sept. 30, 1998.

     Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio, and any other expenses properly payable by the Trust or Portfolio and approved by the board.

     During the year ended Sept. 30, 1998, the Portfolio's custodian fees were reduced by $11,766 as a result of earnings credits from overnight cash balances.

     Pursuant to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the units of the Trust.


  3

Securities
transactions


     Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $4,954,025,281 and $4,555,917,811, respectively, for the year ended Sept. 30, 1998. For the same period, the portfolio turnover rate was 98%. Realized gains and losses are determined on an identified cost basis.

     Brokerage commissions paid to brokers affiliated with AEFC were $18,405 during this period.


  4

Options contracts
written


     The number of contracts and premium amounts associated with options contracts written is as follows:


                                           Year ended Sept. 30, 1998


                                         Puts                       Calls
                              Contracts       Premium   Contracts    Premium

       Balance Sept. 30, 1997        --    $       --         --     $     --
       Opened                     2,400     4,153,631      4,983    7,347,256
       Exercised                     --            --     (1,233)    (809,749)
       Closed                        --            --     (1,000)  (2,068,441)

       Balance Sept. 30, 1998     2,400     4,153,631      2,750    4,469,066


     See "Summary of significant accounting policies."


     (This annual report is not part of the prospectus.)





  5

Interest rate
future contracts


     Investments in securities at Sept. 30, 1998, included securities valued at $45,122,447 that were pledged as collateral to cover initial margin deposits on 1,450 open sale contracts. The market value of the open sale contracts at Sept. 30, 1998 was $176,084,375 with a net unrealized loss of $4,398,698. See "Summary of significant accounting policies."



  6

Lending of
portfolio securities

     At Sept. 30, 1998, securities valued at $64,420,600 were on loan to brokers. For collateral, the Portfolio received $52,500,000 in cash and U.S. government securities valued at $11,745,681. Income from securities lending amounted to $317,595 for the year ended Sept. 30, 1998. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

     (This annual report is not part of the prospectus.)

     Investments in securities

      Balanced Portfolio
      Sept. 30, 1998


                                                      (Percentages represent
                                                        value of investments
                                                      compared to net assets)

 Common stocks (60.3%)
Issuer                       Shares        Value(a)

 Aerospace & defense (1.2%)
 AlliedSignal               800,000     $28,300,000
 Rockwell Intl              770,000(l)   27,816,250
 Total                                   56,116,250


 Airlines (0.6%)
 AMR502,200(b)           27,840,713


 Automotive & related (2.1%)
 Ford Motor                 870,000      40,835,625
 General Motors             630,000      34,453,125
 TRW577,000              25,604,375
 Total                                  100,893,125

 Banks and savings & loans (7.0%)
 BankAmerica                805,000      48,400,625
 First Chicago NBD        1,150,000      78,775,000
 First Union              1,581,250      80,940,233
 NationsBank                690,000(b)   36,915,000
 Washington Mutual        2,587,500      87,328,125
 Total                                  332,358,983

 Beverages & tobacco (0.6%)
 Fortune Brands             928,000      27,492,000


 Building materials & construction (0.4%)
 American Standard          800,000(b)   21,100,000


 Chemicals (1.2%)
 Air Products & Chemicals   965,000      28,708,750
 Du Pont (EI) de Nemours    500,000      28,062,500
 Total                                   56,771,250


 Communications equipment & services (1.3%)
 Motorola                   815,000      34,790,313
 Northern Telecom           858,000(c)   27,456,000
 Total                                   62,246,313


 Computers & office equipment (4.3%)
 3Com                     1,177,200(b,l) 35,389,575
 Compaq Computer          1,178,000      37,254,250
 Electronic Data Systems    510,000      16,925,625
 Hewlett-Packard            605,000      32,027,188
 Intl Business Machines     650,000      83,199,999
 Total                                  204,796,637

 Electronics (1.2%)
 AMP480,000              17,160,000
 Applied Materials          620,000(b)   15,655,000
 Texas Instruments          450,000      23,737,500
 Total                                   56,552,500


 Energy (7.8%)
 Chevron                    610,000      51,278,125
 Elf Aquitaine ADR          477,500(c)   29,694,531
 ENI5,800,000(b,c)       35,559,220
 Exxon                      615,000      43,165,313
 Mobil                      750,000      56,953,124
 Royal Dutch Petroleum    1,690,000(c)   80,486,249
 Texaco                     775,000(l)   48,582,813
 Tosco                      960,000      20,640,000
 Unocal                     151,500       5,491,875
 Total                                  371,851,250

 Energy equipment & services (0.7%)
 Halliburton                728,500      20,807,781
 Santa Fe Intl              906,800      13,942,050
 Total                                   34,749,831


 Financial services (2.6%)
 Boston Properties          370,000      10,545,000
 Household Intl           1,782,500      66,843,750
 Travelers Group          1,207,500      45,281,250
 Total                                  122,670,000

 Food (2.2%)
 Bestfoods                  599,000      29,014,063
 General Mills              552,000      38,640,000
 Sara Lee                   655,000(l)   35,370,000
 Total                                  103,024,063

 Health care (3.8%)
 American Home Products     673,000      35,248,375
 Amgen                      473,000(b)   35,741,063
 Baxter Intl                580,000      34,510,000
 Johnson & Johnson          465,000      36,386,250
 Merck & Co                 283,000      36,666,187
 Total                                  178,551,875

 Health care services (0.5%)
 Columbia/HCA Healthcare  1,198,000      24,034,875


 Household products (1.3%)
 Kimberly-Clark             700,000      28,350,000
 Procter & Gamble           450,000      31,921,875
 Total                                   60,271,875


 Industrial equipment & services (1.0%)
 Browning-Ferris Inds     1,015,000      30,703,750
 Case                       423,100       9,202,425
 Illinois Tool Works        137,200       7,477,400
 Total                                   47,383,575

 Insurance (4.1%)
 American Intl Group        776,250      59,771,250
 Lincoln Natl               862,500      70,940,625
 Marsh & McLennan         1,334,250      66,378,938
 Total                                  197,090,813


 Leisure time & entertainment (0.5%)
 Mattel                     860,000      24,080,000


 Media (0.3%)
 CBS603,650              14,638,513


 Multi-industry conglomerates (1.1%)
 Emerson Electric           850,000      52,912,500


 Paper & packaging (0.7%)
 Tenneco                  1,022,000      33,598,250


 Real estate investment trust (1.4%)
 Equity Office Properties
    Trust                   405,000       9,922,500
 Nationwide Health
    Properties              325,000       7,312,500
 ProLogis Trust             700,000      15,837,500
 Simon Property Group       700,000      20,825,000
 Spieker Properties         380,000      13,965,000
 Total                                   67,862,500

 Retail (3.0%)
 American Stores          2,200,000      70,812,500
 Costco Cos                 600,000(b)   28,425,000
 Dayton Hudson            1,155,000      41,291,250
 Total                                  140,528,750

 Transportation (1.4%)
 Burlington Northern Santa Fe1,120,000   35,840,000
 Union Pacific              747,000      31,840,875
 Total                                   67,680,875


 Utilities -- electric (3.5%)
 Carolina Power & Light     585,000      27,019,688
 CMS Energy                 775,000      33,760,938
 Duke Energy                601,800      39,831,638
 New Century Energies       900,000      43,818,749
 Northern States Power      800,000      22,450,000
 Total                                  166,881,013

 Utilities -- gas (0.6%)
 Coastal                    775,000      26,156,250


 Utilities -- telephone (3.9%)
 Ameritech                  800,000      37,900,000
 BCE445,000(c)           12,432,188
 BellSouth                  490,000      36,872,500
 SBC Communications         834,400      37,078,650
 U S WEST Communications
    Group                 1,125,000      58,992,187
 Total                                  183,275,525


 Total common stocks
(Cost: $2,988,626,916)               $2,863,410,104


 Preferred stock (0.7%)
 Issuer                      Shares        Value(a)
 Houston Inds               420,000(j)  $32,051,250
    7.00% Cv ACES


 Total preferred stock
 (Cost: $33,029,970)                    $32,051,250



 Bonds (33.1%)
Issuer                                                        Coupon             Principal             Value(a)
                                                                rate                amount

 Government obligations (5.8%)
 Govt Trust Certs Israel
    11-15-01                                                  9.25%             $6,537,751          $6,853,263
 Overseas Private Investment
     U.S. Govt Guaranty Series 1996A
    01-15-09                                                  6.99              17,500,000          19,054,525
 Republic of Slovenia
     (U.S. Dollar)
    08-06-01                                                  7.00               7,200,000(c,f)      7,420,320
 Resolution Funding Corp
    10-15-19                                                  8.13              50,000,000          66,928,500
  Zero Coupon
    01-15-19                                                  6.50              53,000,000(i)       17,295,490
    10-15-19                                                  6.32              50,000,000(i)       15,355,500
 U.S. Treasury
    11-15-01                                                  4.75               7,500,000           6,549,000
    11-15-04                                                  4.88               7,500,000           5,718,150
    08-15-19                                                  8.13              65,000,000(l,m)     89,136,449
    08-15-23                                                  6.25              25,000,000(l,m)     28,638,250
    11-15-27                                                  6.13              10,000,000(d)       11,528,600
 Total                                                                                             274,478,047

 Mortgage-backed securities (11.8%)
 Collateralized Mtge Obligation Trust
    12-20-14                                                  9.95               2,862,422           3,084,031
 Federal Home Loan Mtge Corp
    01-15-03                                                  7.50               6,864,711           7,104,220
    10-01-03                                                  7.00               4,199,808           4,283,804
    07-01-07                                                  6.50                 384,135             391,456
    07-01-08                                                  6.75               1,618,302           1,650,668
    06-01-09                                                  5.50               4,095,202           4,106,259
    01-01-11                                                  6.50              14,999,344          15,327,529
    03-01-13                                                  5.50              14,433,340          14,371,594
    10-15-23                                                  6.50               2,596,077           2,724,947
    08-01-24                                                  8.00               5,006,350           5,202,649
    03-01-26                                                  7.00               9,000,000           9,236,070
    09-01-28                                                  6.00              27,723,129          27,692,634
  Collateralized Mtge Obligation
    04-15-22                                                  8.50               7,000,000           7,712,390
     Trust Series Z
    04-25-24                                                  8.25                  13,986(g)           14,659
 Federal Natl Mtge Assn
    10-01-02                                                  7.50                 529,862             543,982
    12-25-06                                                  8.00              11,060,338          11,852,148
    02-15-08                                                  5.75              70,000,000(d)       74,049,149
    01-01-09                                                  5.50               6,093,144           6,105,757
    08-01-13                                                  6.00              29,545,686          29,837,641
    02-01-14                                                  7.50               1,416,399           1,455,350
    05-01-23                                                  6.50               4,913,466           5,010,114
    09-01-23                                                  6.50               7,593,852           7,743,223
    01-01-24                                                  6.50              13,930,046          14,186,637
    06-01-24                                                  9.00               4,938,371           5,255,464
    08-01-25                                                  7.50              16,160,863          16,673,323
    06-01-26                                                  8.50                  52,851              55,154
    03-01-28                                                  6.00              85,457,765          85,287,401
    03-01-28                                                  6.50               1,549,201           1,575,801
    04-01-28                                                  6.00               2,264,656(l,m)      2,260,141
    04-01-28                                                  6.00              27,399,028          27,343,834
    06-01-28                                                  6.00               9,448,534(l,m)      9,429,259
    06-01-28                                                  6.00              11,842,704          11,818,545
    06-01-28                                                  7.00              26,522,359          27,253,725
    07-01-28                                                  6.00              13,961,206          13,932,725
    08-01-28                                                  7.00              39,120,766          40,199,539
    09-01-28                                                  6.50              49,500,000          50,329,444
  Collateralized Mtge Obligation
     Trust Series Z
    10-25-16                                                  7.00               8,880,998(g)        8,920,341
 Standard Credit Card Trust
    10-07-04                                                  5.95               8,550,000           8,864,142
 Total                                                                                             562,885,749

 Aerospace & defense (0.3%)
 United Technologies
    11-15-19                                                  8.88               9,500,000          12,522,805

 Automotive & related (0.2%)
 Ford Motor Credit
    08-15-08                                                  6.75              10,000,000          10,732,490

 Banks and savings & loans (2.7%)
 BankAmerica
     Sub Nts Series B
    12-31-26                                                  7.70              10,000,000(f)       10,400,200
 Dao Heng Bank
     (U.S. Dollar) Sub Nts
    01-24-07                                                  7.75              10,000,000(c,f)      6,892,520
 Fleet Financial Group
     Sub Deb
    01-15-28                                                  6.88               1,500,000           1,550,970
 Fleet Financial Group
     Sub Nts
    05-15-08                                                  6.38              10,000,000          10,730,600
 Mellon Capital
     Company Guaranty Series A
    12-01-26                                                  7.72               8,000,000           8,437,680
 Mellon Financial
     Sub Nts
    02-15-10                                                  6.38              16,000,000          16,824,320
 Morgan (JP)
     Sr Sub Medium-term Nts Series A
    02-15-12                                                  4.00              15,000,000          14,314,500
 NationsBank
     Sub Nts
    05-15-10                                                  6.60              11,825,000          12,615,265
 Swiss Bank
     Sub Deb
    07-15-25                                                  7.50               4,700,000           5,478,978
    09-01-26                                                  7.75              11,000,000          13,248,620
 Union Planters Capital
     Company Guaranty
    12-15-26                                                  8.20              10,000,000          10,990,800
 US Capital
    02-01-27                                                  8.41              10,000,000(f)       10,927,300
 Washington Mutual Capital
     Company Guaranty
    06-01-27                                                  8.38               5,800,000           6,386,322
 Total                                                                                             128,798,075



 Building materials & construction (0.2%)
 Tyco Intl Group
     (U.S. Dollar) Company Guaranty
    06-15-28                                                  7.00               9,100,000(c)        9,496,942


 Communications equipment & services (0.2%)
 US West Capital Funding
     Company Guaranty
    07-15-28                                                  6.88               9,000,000           9,489,870


 Consumer finance -- personal loans (0.1%)
 Yale University
    04-15-96                                                  7.38               4,000,000           4,733,200

 Electronics (0.3%)
 Harris
    12-01-18                                                 10.38               4,000,000           4,234,200
 Hyundai Semiconductor
     (U.S. Dollar) Sr Nts
    05-15-04                                                  8.25              10,000,000(c,f)      7,788,600
 Total                                                                                              12,022,800

 Energy (1.1%)
 Occidental Petroleum
     Medium-term Nts Series B
    04-10-00                                                  6.25               6,500,000           6,625,515
 Petronas
     (U.S. Dollar)
    08-15-15                                                  7.75              10,000,000(c)        5,670,500
 R & B Falcon
     Sr Nts Series B
    04-15-05                                                  6.75              10,000,000          10,334,600
 Union Pacific Resources
    05-15-28                                                  7.15              10,000,000           9,665,500
 USX
    03-01-08                                                  6.85              10,000,000          10,399,500
 Woodside Petroleum
     (U.S. Dollar)
    04-15-08                                                  6.60              10,000,000(c,f)     10,190,700
 Total                                                                                              52,886,315


 Energy equipment & services (0.4%)
 Global Marine
    09-01-07                                                  7.13              10,000,000          11,109,100
 Pioneer Natural Resource
    01-15-08                                                  6.50              10,350,000           9,810,765
 Total                                                                                              20,919,865


 Financial services (1.5%)
 Bat-Crave-800
    08-12-00                                                  6.68               7,000,000(f)        7,172,690
 BB & T
    06-30-25                                                  6.38              10,000,000          10,428,900

 GS Escrow
     Sr Nts
    08-01-03                                                  7.00              10,000,000(f)       10,446,200
 Household Finance
      Medium-term Nts Series E
    06-17-08                                                  6.40               8,020,000           8,445,301
 Liberty Mutual Insurance
    10-15-97                                                  7.70              10,000,000          11,589,100
 Railcar Leasing
     (U.S. Dollar)
    01-15-13                                                  7.13              15,000,000(c,f)     16,714,650
 Salomon
     Sr Nts
    01-15-06                                                  6.75               7,000,000           7,518,210
 Total                                                                                              72,315,051

 Health care services (0.2%)
 Kaiser Permanente
    07-15-05                                                  9.55               6,000,000           7,339,500

 Insurance (1.9%)
 American General Institute Capital
     Company Guaranty Series A
    12-01-45                                                  7.57              15,000,000(f)       15,868,200
 American United Life Insurance
    03-30-26                                                  7.75               4,000,000(k)        4,421,640
 Equitable Life Assurance Society US Cl B1
     Series 174
    05-15-09                                                  7.33               5,500,000           5,936,865
 Nationwide CSN Trust
    02-15-25                                                  9.88              15,500,000(f)       19,722,355
 New York Life Insurance
    12-15-23                                                  7.50              11,500,000(f)       12,174,590
 Principal Mutual
    03-01-44                                                  8.00               7,150,000(f)        8,293,214
 SAFECO Capital
     Company Guaranty
    07-15-37                                                  8.07              10,000,000          10,976,200
 SunAmerica
    04-28-23                                                  8.13               5,150,000           6,169,597
 Zurich Capital
     (U.S. Dollar) Company Guaranty
    06-01-37                                                  8.38               7,500,000(c,f)      8,454,750
 Total                                                                                              92,017,411


 Leisure time & entertainment (0.2%)
 MGM Grand
    02-01-05                                                  6.95              10,000,000          10,255,000

 Media (0.6%)
 Belo (AH)
     Sr Nts
    06-01-07                                                  7.13              15,000,000          16,801,950
 Time Warner Entertainment
     Sr Nts
    07-15-33                                                  8.38              10,000,000          12,357,900
 Total                                                                                              29,159,850


 Miscellaneous (0.4%)
 DTE Burns Harbor LLC
     Sr Nts
    01-30-03                                                  6.57               7,900,000(f)        7,902,370
 M & I Capital
  Company Guaranty
    12-01-26                                                  7.65              10,000,000          10,463,600
 Total                                                                                              18,365,970


 Paper & packaging (0.3%)
 Intl Paper
    11-15-12                                                  5.13              13,400,000          12,511,178

 Real estate investment trust (0.1%)
 Property Trust of America
    02-15-14                                                  7.50               5,000,000           5,404,500

 Retail (0.3%)
 Wal-Mart CRAVE Trust
    07-17-06                                                  7.00              12,850,202(f)       13,593,714

 Transportation (0.9%)
 Atlas Air Series C
    01-02-10                                                  8.01              15,000,000          15,586,200
 Burlington Northern Santa Fe
    12-15-25                                                  7.00              10,200,000          10,791,396
 Canadian Natl Railroad
     (U.S. Dollar)
    05-15-23                                                  7.63               6,000,000(c)        6,695,340
 CSX
    05-01-27                                                  7.25              10,000,000          11,005,800
 Total                                                                                              44,078,736

 Utilities -- electric (2.0%)
 Arizona Public Service
     1st Mtge Sale Lease-backed Obligation
    12-30-15                                                  8.00               5,400,000           6,344,082
 Cleveland Electric Illuminating
    07-01-00                                                  7.19               5,000,000           5,157,800
    07-01-04                                                  7.67              10,000,000          10,600,000
 Entergy Louisiana
     1st Mtge
    03-01-08                                                  6.50               5,535,000           5,911,712
 Israel Electric
     (U.S. Dollar) Sr Nts
    12-15-06                                                  7.25              10,000,000(c)       10,486,500
 Pacific Gas & Electric
     1st Mtge Series 1992D
    11-01-22                                                  8.25               4,600,000           5,142,524
 Public Service Electric & Gas
     1st & Ref Mtge (AMBAC Insured)
    01-01-16                                                  6.75              13,000,000(h)       13,734,890
 Public Service Electric & Gas
     1st Mtge
    05-01-23                                                  6.38              13,325,000          14,091,601

 TU Electric Capital
     Company Guaranty
    01-30-37                                                  8.18              10,000,000          10,568,100
 Wisconsin Electric Power
    01-15-23                                                  7.75               5,500,000           6,108,905
    12-01-95                                                  6.88               8,000,000           8,446,720
 Total                                                                                              96,592,834

 Utilities -- gas (0.2%)
 Ras Laffan
     (U.S. Dollar)
    03-15-14                                                  8.29              10,000,000(c,f)      7,266,300


 Utilities -- telephone (1.4%)
 Airtouch Communications
    05-01-08                                                  6.65               6,950,000           7,522,194
 Bell Telephone of Pennsylvania
    03-15-33                                                  7.38               5,000,000           5,373,200
 GTE
    11-01-21                                                  8.75               5,000,000           6,356,050
 New York Telephone
    04-15-08                                                  6.00              13,000,000          13,723,450
 SBC Communications
    10-15-34                                                  6.63               6,100,000           6,239,873
    07-15-43                                                  7.38               7,500,000           8,319,675
 U S WEST Communications
    09-15-05                                                  6.63               7,000,000           7,583,450
 WorldCom
     Sr Nts
    08-15-28                                                  6.95              10,000,000          10,575,000
 Total                                                                                              65,692,892


 Total bonds
(Cost: $1,470,810,612)                                                                          $1,573,559,094



 Options purchased (--%)
 Issuer                                    Shares            Exercise           Expiration            Value(a)
                                                                price                 date

 Put
 U.S. Treasury Note Dec. 98                81,000                $114            Nov. 1998             $29,363
 U.S. Treasury Note Dec. 98               120,000                 109            Nov. 1998              18,744

 Total options purchased
 (Cost: $72,863)                                                                                       $48,107





 Short-term securities (7.2%)
Issuer      Annualized          Amount     Value(a)
          yield on date     payable at
            of purchase       maturity

 U.S. government agencies (1.7%)
 Federal Home Loan Mtge Corp Disc Nts
    10-07-98     5.46%     $11,600,000  $11,589,492
    10-08-98     5.46       12,000,000   11,987,307
    10-30-98     5.45       32,000,000   31,860,284
    11-06-98     5.12       15,000,000   14,923,500
 Federal Natl Mtge Assn Disc Nt
    10-21-98     5.45        9,100,000    9,072,574
 Total                                   79,433,157

 Commercial paper (5.4%)
 Avco Financial Services
    12-17-98     5.43       10,000,000    9,866,000
 Bear Stearns
    10-22-98     5.52       21,900,000   21,829,737
 BellSouth Capital Funding
    10-02-98     5.55       17,500,000(e)17,497,302
 CAFCO
    12-08-98     5.42        3,800,000(e) 3,761,544
 Ciesco LP
    11-06-98     5.46       17,400,000   17,305,518
 Commerzbank U.S. Finance
    10-01-98     5.54        9,700,000    9,700,000
 Daimler-Benz
    10-08-98     5.57       11,600,000   11,586,422
 Delaware Funding
    10-05-98     5.55       10,890,000(e)10,883,285
 Deutsche Bank Financial
    10-16-98     5.57        2,200,000    2,194,331
    10-23-98     5.56       13,500,000   13,450,464
 Fleet Funding
    11-12-98     5.50       12,500,000(e)12,420,375
 General Electric Capital Services
    11-09-98     5.22        8,700,000    8,651,084
 Glaxo Wellcome
    10-27-98     5.54       13,500,000(e)13,446,180
 GTE Funding
    10-08-98     5.54       12,100,000   12,086,989
 Intl Lease Finance
    10-20-98     5.52       13,828,000   13,787,860
 Kredietbank North America Finance
    10-05-98     5.57        8,700,000    8,693,258
 Merrill Lynch
    10-20-98     5.54       20,000,000   19,941,733
 Morgan Stanley, Dean Witter, Discover & Co
    01-22-99     5.39        2,400,000    2,360,176
 Pfizer
    10-30-98     5.52        3,000,000(e) 2,986,733
    11-02-98     5.53        6,700,000(e) 6,667,244
 Procter & Gamble
    10-13-98     5.36        3,225,000    3,219,249
 Reed Elsevier
    10-09-98     5.58       15,000,000(e)14,977,351
 Salomon Smith Barney
    11-03-98     5.22       11,000,000   10,947,567
 Toyota Motor Credit
    10-08-98     5.56        1,400,000    1,398,500
 UBS Finance (Delaware)
    10-19-98     5.55       10,000,000    9,972,450
 Total                                  259,631,352


 Letters of credit (0.1%)
 Bank of America-
     AES Hawaii
    10-15-98     5.52        3,500,000    3,492,514


 Total short-term securities
 (Cost: $342,587,729)                  $342,557,023


 Total investments in securities
(Cost: $4,835,128,090)(n)            $4,811,625,578






 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Sept. 30, 1998, the value of foreign securities represented 5.79% of net assets.

(d) Security is partially or fully on loan. See Note 6 to the financial statements.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
This security has been determined to be liquid under guidelines established by the board.

(f)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration  under the  Securities  Act of 1933, as amended.  This security has been determined to be liquid under guidelines established by the board.

(g) This security is a collateralized mortgage obligation that pays no interest or principal during its initial accrual period until payment of a previous series within the trust have been paid off. Interest is accrued at an effective yield; similar to a zero coupon bond.

(h) The following abbreviation is used in portfolio description to identify the insurer of the issue:

AMBAC -- American Municipal Bond Association Corporation

(i) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(j) ACES are automatically convertible to the underlying equity securities.

(k) Identifies  issue considered to be illiquid as to their  marketability  (see
Note 1 to the financial statements). Information concerning such security holdings at Sept. 30, 1998, is as follows:

Security                               Acquisition                  Cost
                                              date

American United Life Insurance*
   7.75% 2026                             02-13-96            $4,000,000

*Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(l) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

Type of security                                         Notional amount

Sale contracts
U.S. Treasury Note Dec. 1998                                $145,000,000

(m) At Sept. 30, 1998, securities valued at $39,136,849 were held to cover open call options written as follows:

Issuer                                       Shares           Exercise           Expiration           Value(a)
                                                                 price                 date

U.S. Treasury Bonds Dec. 98                 140,000               $130            Nov. 1998         $3,552,120
U.S. Treasury Bonds Dec. 98                  20,000                132            Nov. 1998            274,000
U.S. Treasury Bonds Dec. 98                  35,000                126            Nov. 1998          1,996,092
U.S. Treasury Bonds Dec. 98                  30,000                128            Nov. 1998          1,204,686
U.S. Treasury Notes Dec. 98                  50,000                112            Nov. 1998          1,507,810

Total                                                                                               $8,534,708

At Sept. 30, 1998, cash or short-term securities were designated to cover open put options written as follows:

Issuer                                       Shares           Exercise           Expiration           Value(a)
                                                                 price                 date

U.S. Treasury Bonds Dec. 98                  80,000               $130            Nov. 1998         $1,002,126
U.S. Treasury Bonds Dec. 98                  30,000                124            Nov. 1998             32,811
U.S. Treasury Bonds Dec. 98                  50,000                126            Nov. 1998            132,810
U.S. Treasury Bonds Dec. 98                  30,000                128            Nov. 1998            173,436
U.S. Treasury Notes Dec. 98                  50,000                112            Nov. 1998             23,435

Total                                                                                               $1,364,618



(n) At Sept.  30, 1998,  the cost of securities  for federal income tax purposes
was  $4,833,068,334   and  the  aggregate  gross  unrealized   appreciation  and
depreciation based on that cost was:

Unrealized appreciation.....................................$332,015,618
Unrealized depreciation.....................................(353,458,374)
Net unrealized depreciation................................$ (21,442,756)


     (This annual report is not part of the prospectus.)


PART C. OTHER INFORMATION

Item 24.       Financial Statements and Exhibits:

(a)      FINANCIAL STATEMENTS:

         List of financial statements filed as part of this Post-Effective Amendment to the Registration Statement for IDS Diversified Equity Income Fund:

               Independent auditors' report dated November 6, 1998. Statement of assets and liabilities, Sept. 30, 1998. Statement of operations, year ended Sept. 30. 1998. Statements of changes in net assets, to two-year period ended Sept. 30, 1997 and year ended Sept. 30, 1998.
               Notes to financial statements.
               Investments in Securities, Sept. 30, 1998
               Notes to Investments in Securities

        For Equity Income Portfolio:

               Independent auditors' report dated Nov. 6, 1998.
               Statement of assets and liabilities, Sept. 30, 1998.
               Statement of operations, year ended Sept. 30, 1998.
               Statement of changes in net assets, year ended Sept. 30, 1998. Notes to financial statements.
               Investments in securities, Sept. 30, 1998.
               Notes to investments in securities.

        For IDS Mutual:

               Independent auditors' report dated November 6, 1998. Statement of assets and liabilities, Sept. 30, 1998. Statement of operations, ten months ended Sept. 30, 1998. Statement of changes in net assets, year ended Sept. 30, 1998 Notes to financial statements.
               Investments in securities, Sept. 30, 1998.
               Notes to investments in securities.

        For Balanced Portfolio:

               Independent auditors' report dated Nov. 6, 1998.
               Statement of assets and liabilities, Sept. 30, 1998.
               Statement of operations, year ended Sept. 30, 1998.
               Statement of changes in net assets, year ended Sept. 30, 1998. Notes to financial statements.
               Investments in securities, Sept. 30, 1998.
               Notes to investments in securities.

    (b)      EXHIBITS:

     1.   Copy of Articles of Incorporation  amended November 13, 1991, filed as
          Exhibit  1  to  Registrant's   Post-Effective   Amendment  No.  87  to
          Registration Statement No. 2-11328 is incorporated by reference.

     2.   By-laws, as amended January 10, 1996, filed electronically herewith as
          Exhibit 2 Post-Effective Amendment No. 80 to Registration Statement No. 2-11328 is incorporated herein by reference.

     3.   Not Applicable.

     4. Copy of IDS Mutual's stock certificate, filed as Exhibit No. 3 to Registrant's Form N-1Q for the calendar quarter ended September 30, 1976 is incorporated by reference.

     5. Copy of Investment Management Services Agreement between Registrant and American Express Financial Corporation, dated March 20, 1995, filed electronically as Exhibit 5 to Registrant's Post-Effective Amendment No. 97 to Registration Statement No. 2-11328 is incorporated by reference. The agreement was assumed by the Portfolio when the Funds adopted the master/feeder structure.

     6. Copy of Distribution Agreement between Registrant and American Express Financial Advisors Inc., dated March 20, 1995, filed electronically as
          Exhibit 6 to Registrant's Post-Effective Amendment No. 97 to Registration Statement No. 2-11328 is incorporated by reference.

     7. All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

     8(a).Copy of Custodian  Agreement  between  Registrant and American Express
          Trust Company, dated March 20, 1995, filed electronically as Exhibit 8(a) to Registrant's Post-Effective Amendment No. 97 to Registration Statement No. 2-11328 is incorporated by reference.

     8(b).Copy of Custodian  Agreement Amendment between IDS International Fund,
          Inc. and American Express Trust Company, dated October 9, 1997, filed electronically on or about December 23, 1997 as Exhibit 8(c) to IDS International Fund, Inc.'s Post-Effective Amendment No. 26 to
          Registration Statement No. 2-92309, is incorporated herein by reference. Registrant's Custodian Agreement Amendment differs from the one incorporated by reference only by the fact that Registrant is one executing party.

     8(c).Copy of Custody  Agreement  between  Morgan  Stanley Trust Company and
          IDS Bank & Trust, dated May, 1993, is filed electronically as Exhibit 8(b) to Registrant's Post-Effective Amendment No. 95 to Registration Statement No. 2-11328 is incorporated by reference.

     8(d).Copy of Addendum to the  Custodian  Agreement  between IDS  Investment
          Series, Inc., American Express Trust Company and American Express Financial Corporation dated May 13, 1996 filed electronically as
          Exhibit 8(c) to Registrant's Post-Effective Amendment No. 97 to Registration Statement No. 2-11328 is incorporated by reference.

     9(a).Copy of Plan and  Agreement  of Merger  between IDS Mutual  Minnesota,
          Inc. and IDS Mutual, Inc. dated April 10, 1986, filed as Exhibit 9 to Post-Effective Amendment No. 70 is incorporated by reference.

     9(b).Copy of Transfer  Agency  Agreement  between  Registrant  and American
          Express Client Service Corporation, dated January 1, 1998, is filed electronically herewith.

     9(c).Copy  of  License  Agreement  between  Registrant  and  IDS  Financial
          Corporation dated January 25, 1988 filed as Exhibit No. 9(d) to Registrant's Post-Effective Amendment No. 80 to Registration Statement No. 2-11328 is incorporated by reference.

     9(d).Copy of Shareholder  Service Agreement between Registrant and American
          Express Financial Advisors Inc., dated March 20, 1995, filed electronically as Exhibit 9(d) to Registrant's Post-Effective Amendment No. 97 to Registration Statement No. 2-11328 is incorporated by reference.

     9(e).Copy of Class Y  Shareholder  Service  Agreement  between IDS Precious
          Metals Fund, Inc. and American Express Financial Advisors Inc., dated May 9, 1997, filed electronically on or about May 27, 1997 as Exhibit 9(e) to IDS Precious Metals Fund, Inc.'s Post-Effective Amendment No. 30 to Registration Statement No. 2-93745, is incorporated herein by reference. Registrant's Class Y Shareholder Service Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

     9(f).Copy  of  Administrative  Service  Agreement  between  Registrant  and
          American Express Financial Corporation, dated March 20, 1995, filed electronically as Exhibit 9(e) to Registrant's Post-Effective Amendment No. 97 to Registration Statement No. 2-11328 is incorporated by reference.

     9(g).Copy  of  Agreement  and   Declaration  of  Unitholders   between  IDS
          Investment Series, Inc. on behalf of IDS Mutual and Strategist Growth and Income Fund, Inc. on behalf of Strategist Balanced Fund dated May 13, 1996, filed electronically as Exhibit 9(f) to Registrant's Post-Effective Amendment No. 97 to Registration Statement No. 2-11328 is incorporated by reference.

     9(h).Copy  of  Agreement  and   Declaration  of  Unitholders   between  IDS
          Investment Series, Inc. on behalf of IDS Diversified Equity Income Fund and Strategist Growth and Income Fund, Inc. on behalf of Strategist Equity Income Fund dated May 13, 1996, filed electronically as Exhibit 9(g) to Registrant's Post-Effective Amendment No. 97 to Registration Statement No. 2-11328 is incorporated by reference.

     10. Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

     11.  Independent Auditors' Consent filed electronically herewith.

     12.  None.

     13.  Not Applicable.

     14. Forms of Keogh, IRA and other retirement plans, filed as Exhibits 14(a) through 14(n) to IDS Growth Fund, Inc., Post-Effective Amendment No. 34 to Registration Statement No. 2-38355 are incorporated by reference.

     15. Copy of Plan and Agreement of Distribution between Registrant and American Express Financial Advisors Inc., dated March 20, 1995, filed electronically as Exhibit 15 to Registrant's Post-Effective Amendment No. 97 to Registration Statement No. 2-11328 is incorporated by reference.

     16(a). Schedule  for  computation  of each  performance  quotation  for IDS
          Mutual provided in the Registration Statement in response to Item 22, is filed as Exhibit 16(a) to Post-Effective Amendment No. 88 to Registration No. 2-11328 is incorporated by reference.

     16(b). Schedule  for  computation  of each  performance  quotation  for IDS
          Diversified Equity Income Fund provided in the Registration Statement in response to Item 22, is filed as Exhibit 16(b) to Post-Effective Amendment No. 88 to Registration No. 2-11328 is incorporated by reference.

     17.  Financial Data Schedules filed electronically herewith.

     18. Copy of 18f-3 Plan, dated May 9, 1997, filed electronically on or about January 27, 1998 as Exhibit 18 to IDS Equity Select Fund, Inc.'s Post-Effective Amendment No. 86 to Registration Statement No. 2-13188, is incorporated herein by reference.

     19(a). Directors' Power of Attorney to sing Amendments to this Registration
          Statement, dated January 7, 1998, is filed electronically herewith.

     19(b). Officers' Power of Attorney, dated Nov. 1, 1995, to sign Amendments to this Registration Statement, filed electronically as Exhibit 19(b) to Registrant's Post-Effective Amendment No. 96, is incorporated by reference.

     19(c). Trustees' Power of Attorney to sign Amendments to this  Registration
          Statement, dated January 7, 1998, is filed electronically herewith.

     19(d). Officers' Power of Attorney to sign Amendments to this  Registration
          Statement, dated April 11, 1996, filed electronically as Exhibit 19(d) to Registrant's Post-Effective Amendment No. 97 to Registration Statement No. 2-11328 is incorporated herein by reference.

     Item 25. Persons Controlled by or Under Common Control with Registrant:

              None.

Item 26.       Number of Holders of Securities

                           (1)                                (2)

                                                     Number of Record
                                                     Holders as of
                      Title of Class                 November 13, 1998

                      IDS Mutual
                      Common Stock
                      Class A                                 164,484
                      Class B                                  35,191
                      Class Y                                 162,301

                      IDS Diversified Equity
                      Income
                      Common Stock
                      Class A                                 147,554
                      Class B                                  56,070
                      Class Y                                   9,525

Item 27. Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.


Item 28.          Business and Other Connections of Investment Adviser (American Express
                  Financial Corporation)

Directors and officers of American Express Financial Corporation who are directors and/or officers of one or more other companies:

------------------------------- ---------------------------- ---------------------------- ----------------------------

Name and Title                  Other company(s)             Address                      Title within other
                                                                                          company(s)
------------------------------- ---------------------------- ---------------------------- ----------------------------

Ronald G. Abrahamson,           American Express Client      IDS Tower 10                 Director and Vice President
Vice President                  Service Corporation          Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Advisors Inc.

                                Public Employee Payment                                   Director and Vice President
                                Company
------------------------------- ---------------------------- ---------------------------- ----------------------------

Douglas A. Alger,               American Express Financial   IDS Tower 10                 Senior Vice President
Senior Vice President           Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Peter J. Anderson,              Advisory Capital             IDS Tower 10                 Director
Director and Senior Vice        Strategies Group Inc.        Minneapolis, MN 55440
President

                                American Express Asset                                    Director and Chairman of
                                Management Group Inc.                                     the Board

                                American Express Asset                                    Director, Chairman of the
                                Management International,                                 Board and Executive Vice
                                Inc.                                                      President

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

                                IDS Capital Holdings Inc.                                 Director and President

                                IDS Futures Corporation                                   Director

                                NCM Capital Management       2 Mutual Plaza               Director
                                Group, Inc.                  501 Willard Street
                                                             Durham, NC  27701
------------------------------- ---------------------------- ---------------------------- ----------------------------

Ward D. Armstrong,              American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                American Express Service                                  Vice President
                                Corporation

                                American Express Trust                                    Director and Chairman of
                                Company                                                   the Board
------------------------------- ---------------------------- ---------------------------- ----------------------------

John M. Baker,                  American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                American Express Trust                                    Senior Vice President
                                Company
------------------------------- ---------------------------- ---------------------------- ----------------------------

Gurudutt Baliga,                American Express Asset       IDS Tower 10                 Senior Vice President and
Vice President                  Management Group Inc.        Minneapolis, MN 55440        Chief Investment Officer

                                American Express Financial                                Vice President
                                Advisors Inc.
------------------------------- ---------------------------- ---------------------------- ----------------------------

Joseph M. Barsky III,           American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Timothy V. Bechtold,            American Centurion Life      IDS Tower 10                 Director
Vice President                  Assurance Company            Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Advisors Inc.

                                IDS Life Insurance Company                                Executive Vice President

                                IDS Life Insurance Company   P.O. Box 5144                Director and President
                                of New York                  Albany, NY 12205
------------------------------- ---------------------------- ---------------------------- ----------------------------

John C. Boeder,                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Life Insurance Company   P.O. Box 5144                Director
                                of New York                  Albany, NY 12205
------------------------------- ---------------------------- ---------------------------- ----------------------------

Douglas W. Brewers,             American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Karl J. Breyer,                 American Express Financial   IDS Tower 10                 Corporate Senior Vice
Director, Corporate Senior      Advisors Inc.                Minneapolis, MN 55440        President
Vice President

                                American Express Minnesota                                Director
                                Foundation
------------------------------- ---------------------------- ---------------------------- ----------------------------

Cynthia M. Carlson,             American Enterprise          IDS Tower 10                 Director, President and
Vice President                  Investment Services Inc.     Minneapolis, MN 55440        Chief Executive Officer

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Express Service                                  Vice President
                                Corporation
------------------------------- ---------------------------- ---------------------------- ----------------------------

Mark W. Carter,                 American Express Financial   IDS Tower 10                 Senior Vice President and
Senior Vice President and       Advisors Inc.                Minneapolis, MN 55440        Chief Marketing Officer
Chief Marketing Officer

                                IDS Life Insurance Company                                Executive Vice President
------------------------------- ---------------------------- ---------------------------- ----------------------------

James E. Choat,                 American Enterprise Life     IDS Tower 10                 Director, President and
Director and Senior Vice        Insurance Company            Minneapolis, MN 55440        Chief Executive Officer
President

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Vice President
                                Wyoming Inc.
------------------------------- ---------------------------- ---------------------------- ----------------------------

Kenneth J. Ciak,                AMEX Assurance Company       IDS Tower 10                 Director and President
Vice President and General                                   Minneapolis, MN 55440
Manager

                                American Express Financial                                Vice President and General
                                Advisors Inc.                                             Manager

                                IDS Property Casualty        1 WEG Blvd.                  Director and President
                                Insurance Company            DePere, WI 54115
------------------------------- ---------------------------- ---------------------------- ----------------------------

Paul A. Connolly,               American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Colleen Curran,                 American Express Financial   IDS Tower 10                 Vice President and
Vice President and Assistant    Advisors Inc.                Minneapolis, MN 55440        Assistant General Counsel
General Counsel

                                American Express Service                                  Vice President and Chief
                                Corporation                                               Legal Counsel
------------------------------- ---------------------------- ---------------------------- ----------------------------

Luz Maria Davis                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Douglas K. Dunning,             American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Gordon L. Eid,                  American Express Financial   IDS Tower 10                 Senior Vice President,
Director, Senior Vice           Advisors Inc.                Minneapolis, MN 55440        General Counsel and Chief
President, General Counsel                                                                Compliance Officer
and Chief Compliance Officer

                                American Express Insurance                                Director and Vice President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Wyoming Inc.

                                IDS Real Estate Services,                                 Vice President
                                Inc.

                                Investors Syndicate                                       Director
                                Development Corp.
------------------------------- ---------------------------- ---------------------------- ----------------------------

Robert M. Elconin,              American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Life Insurance Company                                Vice President
------------------------------- ---------------------------- ---------------------------- ----------------------------

Gordon M. Fines,                American Express Asset       IDS Tower 10                 Senior Vice President and
Vice President                  Management Group Inc.        Minneapolis, MN 55440        Chief Investment Officer

                                American Express Financial                                Vice President
                                Advisors Inc.
------------------------------- ---------------------------- ---------------------------- ----------------------------

Douglas L. Forsberg,            American Centurion Life      IDS Tower 10                 Director
Vice President                  Assurance Company            Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Advisors Inc.
------------------------------- ---------------------------- ---------------------------- ----------------------------

Jeffrey P. Fox,                 American Enterprise Life     IDS Tower 10                 Vice President and
Vice President and Corporate    Insurance Company            Minneapolis, MN 55440        Controller
Controller

                                American Express Financial                                Vice President and
                                Advisors Inc.                                             Corporate Controller
------------------------------- ---------------------------- ---------------------------- ----------------------------

Harvey Golub,                   American Express Company     American Express Tower       Chairman and Chief
Director                                                     World Financial Center       Executive Officer
                                                             New York, NY  10285

                                American Express Travel                                   Chairman and Chief
                                Related Services Company,                                 Executive Officer
                                Inc.
------------------------------- ---------------------------- ---------------------------- ----------------------------

David A. Hammer,                American Express Financial   IDS Tower 10                 Vice President and
Vice President and Marketing    Advisors Inc.                Minneapolis, MN 55440        Marketing Controller
Controller

                                IDS Plan Services of                                      Director and Vice President
                                California, Inc.
------------------------------- ---------------------------- ---------------------------- ----------------------------

Lorraine R. Hart,               AMEX Assurance Company       IDS Tower 10                 Vice President
Vice President                                               Minneapolis, MN 55440

                                American Enterprise Life                                  Vice President
                                Insurance Company

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Partners Life                                    Director and Vice
                                Insurance Company                                         President

                                IDS Certificate Company                                   Vice President

                                IDS Life Insurance Company                                Vice President

                                IDS Life Series Fund, Inc.                                Vice President

                                IDS Life Variable Annuity                                 Vice President
                                Funds A and B

                                Investors Syndicate                                       Director and Vice
                                Development Corp.                                         President

                                IDS Life Insurance Company   P.O. Box 5144                Investment Officer
                                of New York                  Albany, NY 12205

                                IDS Property Casualty        1 WEG Blvd.                  Vice President
                                Insurance Company            DePere, WI 54115
------------------------------- ---------------------------- ---------------------------- ----------------------------

Scott A. Hawkinson,             American Express Financial   IDS Tower 10                 Vice President and
Vice President and Controller   Advisors Inc.                Minneapolis, MN 55440        Controller
------------------------------- ---------------------------- ---------------------------- ----------------------------

Janis K. Heaney,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

James G. Hirsh,                 American Express Financial   IDS Tower 10                 Vice President and
Vice President and Assistant    Advisors Inc.                Minneapolis, MN 55440        Assistant General Counsel
General Counsel
------------------------------- ---------------------------- ---------------------------- ----------------------------

Darryl G. Horsman,              American Express Trust       IDS Tower 10                 Director and President
Vice President                  Company                      Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Jeffrey S. Horton,              AMEX Assurance Company       IDS Tower 10                 Vice President, Treasurer
Vice President and Corporate                                 Minneapolis, MN 55440        and Assistant Secretary
Treasurer

                                American Centurion Life                                   Vice President and
                                Assurance Company                                         Treasurer

                                American Enterprise                                       Vice President and
                                Investment Services Inc.                                  Treasurer

                                American Enterprise Life                                  Vice President and
                                Insurance Company                                         Treasurer

                                American Express Asset                                    Vice President and
                                Management Group Inc.                                     Treasurer

                                American Express Asset                                    Vice President and
                                Management International                                  Treasurer
                                Inc.

                                American Express Client                                   Vice President and
                                Service Corporation                                       Treasurer

                                American Express                                          Vice President and
                                Corporation                                               Treasurer

                                American Express Financial                                Vice President and
                                Advisors Inc.                                             Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Arizona Inc.                                    Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Idaho Inc.                                      Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Nevada Inc.                                     Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Oregon Inc.                                     Treasurer

                                American Express Minnesota                                Vice President and
                                Foundation                                                Treasurer

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Kentucky Inc.

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Maryland Inc.

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Pennsylvania Inc.

                                American Express Partners                                 Vice President and
                                Life Insurance Company                                    Treasurer

                                IDS Cable Corporation                                     Director, Vice President
                                                                                          and Treasurer

                                IDS Cable II Corporation                                  Director, Vice President
                                                                                          and Treasurer

                                IDS Capital Holdings Inc.                                 Vice President, Treasurer
                                                                                          and Assistant Secretary

                                IDS Certificate Company                                   Vice President and
                                                                                          Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Alabama Inc.                                              Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Arkansas Inc.                                             Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Massachusetts Inc.                                        Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                New Mexico Inc.                                           Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                North Carolina Inc.                                       Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Ohio Inc.                                                 Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Wyoming Inc.                                              Treasurer

                                IDS Life Insurance Company                                Vice President, Treasurer
                                                                                          and Assistant Secretary

                                IDS Life Insurance Company   P.O. Box 5144                Vice President and
                                of New York                  Albany, NY 12205             Treasurer

                                IDS Life Series Fund Inc.                                 Vice President and
                                                                                          Treasurer

                                IDS Life Variable Annuity                                 Vice President and
                                Funds A & B                                               Treasurer

                                IDS Management Corporation                                Director, Vice President
                                                                                          and Treasurer

                                IDS Partnership Services                                  Vice President and
                                Corporation                                               Treasurer

                                IDS Plan Services of                                      Vice President and
                                California, Inc.                                          Treasurer

                                IDS Real Estate Services,                                 Vice President and
                                Inc.                                                      Treasurer

                                IDS Realty Corporation                                    Vice President and
                                                                                          Treasurer

                                IDS Sales Support Inc.                                    Vice President and
                                                                                          Treasurer

                                IDS Securities Corporation                                Vice President and
                                                                                          Treasurer

                                Investors Syndicate                                       Vice President and
                                Development Corp.                                         Treasurer

                                IDS Property Casualty        1 WEG Blvd.                  Vice President, Treasurer
                                Insurance Company            DePere, WI 54115             and Assistant Secretary

                                Public Employee Payment                                   Vice President and
                                Company                                                   Treasurer
------------------------------- ---------------------------- ---------------------------- ----------------------------

David R. Hubers,                AMEX Assurance Company       IDS Tower 10                 Director
Director, President and Chief                                Minneapolis, MN 55440
Executive Officer

                                American Express Financial                                Chairman, President and
                                Advisors Inc.                                             Chief Executive Officer

                                American Express Service                                  Director and President
                                Corporation

                                IDS Certificate Company                                   Director

                                IDS Life Insurance Company                                Director

                                IDS Plan Services of                                      Director and President
                                California, Inc.

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115
------------------------------- ---------------------------- ---------------------------- ----------------------------

Martin G. Hurwitz,              American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

James M. Jensen,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Life Insurance Company                                Vice President

                                IDS Life Series Fund, Inc.                                Director
------------------------------- ---------------------------- ---------------------------- ----------------------------

Marietta L. Johns,              American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President
------------------------------- ---------------------------- ---------------------------- ----------------------------

Nancy E. Jones,                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                American Express Service                                  Vice President
                                Corporation
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

Ora J. Kaine,                   American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Matthew N. Karstetter,          American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Linda B. Keene,                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

G. Michael Kennedy,             American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Susan D. Kinder,                American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

                                IDS Securities Corporation                                Director
------------------------------- ---------------------------- ---------------------------- ----------------------------

Brian C. Kleinberg,             American Enterprise          IDS Tower 10                 Director
Executive Vice President        Investment Services Inc.     Minneapolis, MN 55440

                                American Express Financial                                Executive Vice President
                                Advisors Inc.

                                American Express Service                                  Director
                                Corporation

                                AMEX Assurance Company                                    Director and Chairman of
                                                                                          the Board

                                American Partners Life                                    Executive Vice President
                                Insurance Company

                                IDS Property Casualty        1 WEG Blvd.                  Director and Chairman of
                                Insurance Company            DePere, WI 54115             the Board
------------------------------- ---------------------------- ---------------------------- ----------------------------

Richard W. Kling,               AMEX Assurance Company       IDS Tower 10                 Director
Director and Senior Vice                                     Minneapolis, MN 55440
President

                                American Centurion Life                                   Director
                                Assurance Company

                                American Enterprise Life                                  Director and Chairman of
                                Insurance Company                                         the Board

                                American Express                                          Director and President
                                Corporation

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

                                American Express Insurance                                Director and President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director and President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director and President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director and President
                                Agency of Oregon Inc.

                                American Express Property                                 Director and President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Director and President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Director and President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                American Express Service                                  Vice President
                                Corporation

                                American Partners Life                                    Director and Chairman of
                                Insurance Company                                         the Board

                                IDS Certificate Company                                   Director and Chairman of
                                                                                          the Board

                                IDS Insurance Agency of                                   Director and President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Director and President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Director and President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Director and President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Director and President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Director and President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Director and President
                                Wyoming Inc.

                                IDS Life Insurance Company                                Director and President

                                IDS Life Series Fund, Inc.                                Director and President

                                IDS Life Variable Annuity                                 Manager, Chairman of the
                                Funds A and B                                             Board and President

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

                                IDS Life Insurance Company   P.O. Box 5144                Director, Chairman of the
                                of New York                  Albany, NY 12205             Board and President
------------------------------- ---------------------------- ---------------------------- ----------------------------

Paul F. Kolkman,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Life Insurance Company                                Director and Executive
                                                                                          Vice President

                                IDS Life Series Fund, Inc.                                Vice President and Chief
                                                                                          Actuary

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115
------------------------------- ---------------------------- ---------------------------- ----------------------------

Claire Kolmodin,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Steve C. Kumagai,               American Express Financial   IDS Tower 10                 Director and Senior Vice
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440        President
President
------------------------------- ---------------------------- ---------------------------- ----------------------------

Kurt A. Larson,                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Lori J. Larson,                 American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Daniel E. Laufenberg,           American Express Financial   IDS Tower 10                 Vice President and Chief
Vice President and Chief U.S.   Advisors Inc.                Minneapolis, MN 55440        U.S. Economist
Economist
------------------------------- ---------------------------- ---------------------------- ----------------------------

Peter A. Lefferts,              American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

                                American Express Trust                                    Director
                                Company

                                IDS Plan Services of                                      Director
                                California, Inc.
------------------------------- ---------------------------- ---------------------------- ----------------------------

Douglas A. Lennick,             American Express Financial   IDS Tower 10                 Director and Executive
Director and Executive Vice     Advisors Inc.                Minneapolis, MN 55440        Vice President
President

                                IDS Securities Corporation                                Director, President and
                                                                                          Chief Executive Officer
------------------------------- ---------------------------- ---------------------------- ----------------------------

Jonathan S. Linen,                                           IDS Tower 10
Director                                                     Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Mary J. Malevich,               American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Fred A. Mandell,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Sarah A. Mealey,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Paula R. Meyer,                 American Enterprise Life     IDS Tower 10                 Vice President
Vice President                  Insurance Company            Minneapolis, MN 55440

                                American Express                                          Director
                                Corporation

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Partners Life                                    Director and President
                                Insurance Company

                                IDS Certificate Company                                   Director and President

                                IDS Life Insurance Company                                Director and Executive
                                                                                          Vice President

                                Investors Syndicate                                       Director, Chairman of the
                                Development Corporation                                   Board and President
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

William P. Miller,              Advisory Capital             IDS Tower 10                 Vice President
Vice President and Senior       Strategies Group Inc.        Minneapolis, MN 55440
Portfolio Manager

                                American Express Asset                                    Senior Vice President and
                                Management Group Inc.                                     Chief Investment Officer

                                American Express Financial                                Vice President and Senior
                                Advisors Inc.                                             Portfolio Manager
------------------------------- ---------------------------- ---------------------------- ----------------------------

James A. Mitchell,              AMEX Assurance Company       IDS Tower 10                 Director
Director and Executive Vice                                  Minneapolis, MN 55440
President

                                American Enterprise                                       Director
                                Investment Services Inc.

                                American Express Financial                                Executive Vice President
                                Advisors Inc.

                                American Express Service                                  Director and Senior Vice
                                Corporation                                               President

                                American Express Tax and                                  Director
                                Business Services Inc.

                                IDS Certificate Company                                   Director

                                IDS Life Insurance Company                                Director, Chairman of the
                                                                                          Board and Chief Executive
                                                                                          Officer

                                IDS Plan Services of                                      Director
                                California, Inc.

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115
------------------------------- ---------------------------- ---------------------------- ----------------------------

Pamela J. Moret,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                American Express Trust                                    Vice President
                                Company

                                IDS Life Insurance Company                                Executive Vice President
------------------------------- ---------------------------- ---------------------------- ----------------------------

Barry J. Murphy,                American Express Client      IDS Tower 10                 Director and President
Director and Senior Vice        Service Corporation          Minneapolis, MN 55440
President

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

                                IDS Life Insurance Company                                Director and Executive
                                                                                          Vice President
------------------------------- ---------------------------- ---------------------------- ----------------------------

Mary Owens Neal,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Michael J. O'Keefe,             American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

James R. Palmer,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Life Insurance Company                                Vice President
------------------------------- ---------------------------- ---------------------------- ----------------------------

Carla P. Pavone,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                Public Employee Payment                                   Director and President
                                Company
------------------------------- ---------------------------- ---------------------------- ----------------------------

Thomas P. Perrine,              American Express Financial   IDS Tower 10                 Senior Vice President
Senior Vice President           Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Susan B. Plimpton,              American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Ronald W. Powell,               American Express Financial   IDS Tower 10                 Vice President and
Vice President and Assistant    Advisors Inc.                Minneapolis, MN 55440        Assistant General Counsel
General Counsel

                                IDS Cable Corporation                                     Vice President and
                                                                                          Assistant Secretary

                                IDS Cable II Corporation                                  Vice President and
                                                                                          Assistant Secretary

                                IDS Management Corporation                                Vice President and
                                                                                          Assistant Secretary

                                IDS Partnership Services                                  Vice President and
                                Corporation                                               Assistant Secretary

                                IDS Plan Services of                                      Vice President and
                                California, Inc.                                          Assistant Secretary

                                IDS Realty Corporation                                    Vice President and
                                                                                          Assistant Secretary
------------------------------- ---------------------------- ---------------------------- ----------------------------

James M. Punch,                 American Express Financial   IDS Tower 10                 Vice President and Project
Vice President and Project      Advisors Inc.                Minneapolis, MN 55440        Manager
Manager
------------------------------- ---------------------------- ---------------------------- ----------------------------

Frederick C. Quirsfeld,         American Express Asset       IDS Tower 10                 Senior Vice President and
Senior Vice President           Management Group Inc.        Minneapolis, MN 55440        Senior Portfolio Manager

                                American Express Financial                                Senior Vice President
                                Advisors Inc.
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

Rollyn C. Renstrom,             American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

ReBecca K. Roloff,              American Express Financial   IDS Tower 10                 Senior Vice President
Senior Vice President           Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Stephen W. Roszell,             Advisory Capital             IDS Tower 10                 Director
Senior Vice President           Strategies Group Inc.        Minneapolis, MN 55440

                                American Express Asset                                    Director, President and
                                Management Group Inc.                                     Chief Executive Officer

                                American Express Asset                                    Director
                                Management International,
                                Inc.

                                American Express Asset                                    Director
                                Management Ltd.

                                American Express Financial                                Senior Vice President
                                Advisors Inc.

                                American Express Trust                                    Director
                                Company
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

Erven A. Samsel,                American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Vice President
                                Wyoming Inc.
------------------------------- ---------------------------- ---------------------------- ----------------------------

Stuart A. Sedlacek,             American Enterprise Life     IDS Tower 10                 Executive Vice President
Senior Vice President and       Insurance Company            Minneapolis, MN 55440
Chief Financial Officer

                                American Express Financial                                Senior Vice President and
                                Advisors Inc.                                             Chief Financial Officer

                                American Express Trust                                    Director
                                Company

                                American Partners Life                                    Director and Vice President
                                Insurance Agency

                                IDS Certificate Company                                   Director and President

                                IDS Life Insurance Company                                Executive Vice President
                                                                                          and Controller
------------------------------- ---------------------------- ---------------------------- ----------------------------

Donald K. Shanks,               AMEX Assurance Company       IDS Tower 10                 Senior Vice President
Vice President                                               Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Advisors Inc.

                                IDS Property Casualty        1 WEG Blvd.                  Senior Vice President
                                Insurance Company            DePere, WI 54115
------------------------------- ---------------------------- ---------------------------- ----------------------------

F. Dale Simmons,                AMEX Assurance Company       IDS Tower 10                 Vice President
Vice President                                               Minneapolis, MN 55440

                                American Enterprise Life                                  Vice President
                                Insurance

                                American Express Financial                                Vice President
                                Advisors Inc.

                                American Partners Life                                    Vice President
                                Insurance Company

                                IDS Certificate Company                                   Vice President

                                IDS Life Insurance Company                                Vice President

                                IDS Partnership Services                                  Director and Vice President
                                Corporation

                                IDS Real Estate Services                                  Chairman of the Board and
                                Inc.                                                      President

                                IDS Realty Corporation                                    Director and Vice President

                                IDS Life Insurance Company   P.O. Box 5144                Vice President and
                                of New York                  Albany, NY 12205             Assistant Treasurer
------------------------------- ---------------------------- ---------------------------- ----------------------------

Judy P. Skoglund,               American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Bridget Sperl,                  American Express Client      IDS Tower 10                 Vice President
Vice President                  Service Corporation          Minneapolis, MN 55440

                                American Express Financial                                Vice President
                                Advisors Inc.

                                Public Employee Payment                                   Director and President
                                Company
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

Lisa A. Steffes,                American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

William A. Stoltzmann,          American Enterprise Life     IDS Tower 10                 Director, Vice President,
Vice President and Assistant    Insurance Company            Minneapolis, MN 55440        General Counsel and
General Counsel                                                                           Secretary

                                American Express                                          Director, Vice President
                                Corporation                                               and Secretary

                                American Express Financial                                Vice President and
                                Advisors Inc.                                             Assistant General Counsel

                                American Partners Life                                    Director, Vice President,
                                Insurance Company                                         General Counsel and
                                                                                          Secretary

                                IDS Life Insurance Company                                Vice President, General
                                                                                          Counsel and Secretary

                                IDS Life Series Fund Inc.                                 General Counsel and
                                                                                          Assistant Secretary

                                IDS Life Variable Annuity                                 General Counsel and
                                Funds A & B                                               Assistant Secretary
------------------------------- ---------------------------- ---------------------------- ----------------------------

James J. Strauss,               American Express Financial   IDS Tower 10                 Vice President and General
Vice President and General      Advisors Inc.                Minneapolis, MN 55440        Auditor
Auditor
------------------------------- ---------------------------- ---------------------------- ----------------------------

Jeffrey J. Stremcha,            American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Barbara Stroup Stewart,         American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Wesley W. Wadman,               American Express Asset       IDS Tower 10                 Executive Vice President
Vice President                  Management Group Inc.        Minneapolis, MN 55440

                                American Express Asset                                    Director and Senior Vice
                                Management International,                                 President
                                Inc.

                                American Express Asset                                    Director and Vice Chairman
                                Management Ltd.

                                American Express Financial                                Vice President
                                Advisors Inc.

                                IDS Fund Management Limited                               Director and Vice Chairman
------------------------------- ---------------------------- ---------------------------- ----------------------------

Norman Weaver Jr.,              American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

                                American Express Insurance                                Vice President
                                Agency of Arizona Inc.

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Vice President
                                Wyoming Inc.
------------------------------- ---------------------------- ---------------------------- ----------------------------

Michael L. Weiner,              American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440

                                IDS Capital Holdings Inc.                                 Vice President

                                IDS Futures Brokerage Group                               Vice President

                                IDS Futures Corporation                                   Vice President, Treasurer
                                                                                          and Secretary

                                IDS Sales Support Inc.                                    Director, Vice President
                                                                                          and Assistant Treasurer
------------------------------- ---------------------------- ---------------------------- ----------------------------

Lawrence J. Welte,              American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Jeffry F. Welter,               American Express Financial   IDS Tower 10                 Vice President
Vice President                  Advisors Inc.                Minneapolis, MN 55440
------------------------------- ---------------------------- ---------------------------- ----------------------------

Edwin M. Wistrand,              American Express Financial   IDS Tower 10                 Vice President and
Vice President and Assistant    Advisors Inc.                Minneapolis, MN 55440        Assistant General Counsel
General Counsel
------------------------------- ---------------------------- ---------------------------- ----------------------------

Michael D. Wolf,                American Express Asset       IDS Tower 10                 Executive Vice President
Vice President                  Management Group Inc.        Minneapolis, MN 55440        and Senior Portfolio
                                                                                          Manager

                                American Express Financial                                Vice President
                                Advisors Inc.
------------------------------- ---------------------------- ---------------------------- ----------------------------

Michael R. Woodward,            American Express Financial   IDS Tower 10                 Senior Vice President
Director and Senior Vice        Advisors Inc.                Minneapolis, MN 55440
President

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of Oregon Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Alabama Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Massachusetts Inc.

                                IDS Insurance Agency of                                   Vice President
                                New Mexico Inc.

                                IDS Insurance Agency of                                   Vice President
                                North Carolina Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

                                IDS Insurance Agency of                                   Vice President
                                Wyoming Inc.

                                IDS Life Insurance Company   P.O. Box 5144                Director
                                of New York                  Albany, NY 12205
------------------------------- ---------------------------- ---------------------------- ----------------------------


Item 29. Principal Underwriters.

(a)      American Express Financial Advisors acts as principal underwriter for the following investment companies:

         IDS Bond Fund, Inc.; IDS California Tax-Exempt Trust; IDS Discovery Fund, Inc.; IDS Equity
         Select Fund, Inc.; IDS Extra Income Fund, Inc.; IDS Federal Income Fund, Inc.; IDS Global
         Series, Inc.; IDS Growth Fund, Inc.; IDS High Yield Tax-Exempt Fund, Inc.; IDS International
         Fund, Inc.; IDS Investment Series, Inc.; IDS Managed Retirement Fund, Inc.; IDS Market
         Advantage Series, Inc.; IDS Money Market Series, Inc.; IDS New Dimensions Fund, Inc.; IDS
         Precious Metals Fund, Inc.; IDS Progressive Fund, Inc.; IDS Selective Fund, Inc.; IDS Special
         Tax-Exempt Series Trust; IDS Stock Fund, Inc.; IDS Strategy Fund, Inc.; IDS Tax-Exempt Bond
         Fund, Inc.; IDS Tax-Free Money Fund, Inc.; IDS Utilities Income Fund, Inc., Growth Trust;
         Growth and Income Trust; Income Trust, Tax-Free Income Trust, World Trust and IDS Certificate
         Company.

(b)      As to each director, officer or partner of the principal underwriter:

Name and Principal Business Address            Position and Offices with          Offices with Registrant
                                               Underwriter
---------------------------------------------- ---------------------------------- ----------------------------

Ronald G. Abrahamson                           Vice President-Service Quality     None
IDS Tower 10                                   and Reengineering
Minneapolis, MN  55440

Douglas A. Alger                               Senior Vice President-Human        None
IDS Tower 10                                   Resources
Minneapolis, MN  55440

Peter J. Anderson                              Senior Vice President-Investment   Vice President
IDS Tower 10                                   Operations
Minneapolis, MN  55440

Ward D. Armstrong                              Vice President-American Express    None
IDS Tower 10                                   Retirement Services
Minneapolis, MN  55440

John M. Baker                                  Vice President-Plan Sponsor        None
IDS Tower 10                                   Services
Minneapolis, MN  55440

Gurudutt Balgia                                Vice President-Structured          None
IDS Tower 10                                   Products
Minneapolis, MN  55440

Joseph M. Barsky III                           Vice President-Senior Portfolio    None
IDS Tower 10                                   Manager
Minneapolis, MN  55440

Timothy V. Bechtold                            Vice President-Risk Management     None
IDS Tower 10                                   Products
Minneapolis, MN  55440

John D. Begley                                 Group Vice President-Ohio/Indiana  None
Suite 100
7760 Olentangy River Rd.
Columbus, OH  43235

Brent L. Bisson                                Group Vice President-Los Angeles   None
Suite 900, E. Westside Twr                     Metro
11835 West Olympic Blvd.
Los Angeles, CA  90064

John C. Boeder                                 Vice President-Mature Market       None
IDS Tower 10                                   Group
Minneapolis, MN  55440

Walter K. Booker                               Group Vice President-New Jersey    None
Suite 200, 3500 Market Street
Camp Hill, NJ  17011

Bruce J. Bordelon                              Group Vice President-Gulf States   None
Galleria One Suite 1900
Galleria Blvd.
Metairie, LA  70001

Charles R. Branch                              Group Vice President-Northwest     None
Suite 200
West 111 North River Dr.
Spokane, WA  99201

Douglas W. Brewers                             Vice President-Sales Support       None
IDS Tower 10
Minneapolis, MN  55440

Karl J. Breyer                                 Corporate Senior Vice President    None
IDS Tower 10
Minneapolis, MN  55440

Cynthia M. Carlson                             Vice President-American Express    None
IDS Tower 10                                   Securities Services
Minneapolis, MN  55440

Mark W. Carter                                 Senior Vice President and Chief    None
IDS Tower 10                                   Marketing Officer
Minneapolis, MN  55440

James E. Choat                                 Senior Vice                        None
IDS Tower 10                                   President-Institutional Products
Minneapolis, MN  55440                         Group

Kenneth J. Ciak                                Vice President and General         None
IDS Property Casualty                          Manager-IDS Property Casualty
1400 Lombardi Avenue
Green Bay, WI  54304

Paul A. Connolly                               Vice President-Advisor Staffing,   None
IDS Tower 10                                   Training and Support
Minneapolis, MN 55440

Roger C. Corea                                 Group Vice President-Upstate New   None
290 Woodcliff Drive                            York
Fairport, NY  14450

Henry J. Cormier                               Group Vice President-Connecticut   None
Commerce Center One
333 East River Drive
East Hartford, CT  06108

John M. Crawford                               Group Vice President-Arkansas/     None
Suite 200                                      Springfield/Memphis
10800 Financial Ctr Pkwy
Little Rock, AR  72211

Kevin F. Crowe                                 Group Vice                         None
Suite 312                                      President-Carolinas/Eastern
7300 Carmel Executive Pk                       Georgia
Charlotte, NC  28226

Colleen Curran                                 Vice President and Assistant       None
IDS Tower 10                                   General Counsel
Minneapolis, MN  55440

Luz Maria Davis                                Vice President-Communications      None
IDS Tower 10
Minneapolis, MN  55440

Scott M. DiGiammarino                          Group Vice                         None
Suite 500, 8045 Leesburg Pike                  President-Washington/Baltimore
Vienna, VA  22182

Bradford L. Drew                               Group Vice President-Eastern       None
Two Datran Center                              Florida
Penthouse One B
9130 S. Dadeland Blvd.
Miami, FL  33156

Douglas K. Dunning                             Vice President-Assured Assets      None
IDS Tower 10                                   Product Development and
Minneapolis, MN  55440                         Management

James P. Egge                                  Group Vice President-Western       None
4305 South Louise, Suite 202                   Iowa, Nebraska, Dakotas
Sioux Falls, SD  57103

Gordon L. Eid                                  Senior Vice President, General     None
IDS Tower 10                                   Counsel and Chief Compliance
Minneapolis, MN  55440                         Officer

Robert M. Elconin                              Vice President-Government          None
IDS Tower 10                                   Relations
Minneapolis, MN  55440

Phillip W. Evans                               Group Vice President-Rocky         None
Suite 600                                      Mountain
6985 Union Park Center
Midvale, UT  84047-4177

Louise P. Evenson                              Group Vice President-San           None
Suite 200                                      Francisco Bay Area
1333 N. California Blvd.
Walnut Creek, CA  94596

Gordon M. Fines                                Vice President-Mutual Fund         None
IDS Tower 10                                   Equity Investments
Minneapolis, MN  55440

Douglas L. Forsberg                            Vice President-Institutional       None
IDS Tower 10                                   Products Group
Minneapolis, MN  55440

Jeffrey P. Fox                                 Vice President and Corporate       None
IDS Tower 10                                   Controller
Minneapolis, MN  55440

William P. Fritz                               Group Vice President-Gateway       None
Suite 160
12855 Flushing Meadows Dr
St. Louis, MO  63131

Carl W. Gans                                   Group Vice President-Twin City     None
8500 Tower Suite 1770                          Metro
8500 Normandale Lake Blvd.
Bloomington, MN  55437

David A. Hammer                                Vice President and Marketing       None
IDS Tower 10                                   Controller
Minneapolis, MN  55440

Teresa A. Hanratty                             Group Vice President-Northern      None
Suites 6&7                                     New England
169 South River Road
Bedford, NH  03110

Robert L. Harden                               Group Vice President-Boston Metro  None
Two Constitution Plaza
Boston, MA  02129

Lorraine R. Hart                               Vice President-Insurance           None
IDS Tower 10                                   Investments
Minneapolis, MN  55440

Scott A. Hawkinson                             Vice President and                 None
IDS Tower 10                                   Controller-Private Client Group
Minneapolis, MN  55440

Brian M. Heath                                 Group Vice President-North Texas   None
Suite 150
801 E. Campbell Road
Richardson, TX  75081

Janis K. Heaney                                Vice President-Incentive           None
IDS Tower 10                                   Management
Minneapolis, MN  55440

James G. Hirsh                                 Vice President and Assistant       None
IDS Tower 10                                   General Counsel
Minneapolis, MN  55440

Jon E. Hjelm                                   Group Vice President-Rhode         None
319 Southbridge Street                         Island/Central-Western
Auburn, MA  01501                              Massachusetts

David J. Hockenberry                           Group Vice President-Eastern       None
30 Burton Hills Blvd.                          Tennessee
Suite 175
Nashville, TN  37215

Jeffrey S. Horton                              Vice President and Treasurer       None
IDS Tower 10
Minneapolis, MN  55440

David R. Hubers                                Chairman, President and Chief      Board member
IDS Tower 10                                   Executive Officer
Minneapolis, MN  55440

Martin G. Hurwitz                              Vice President-Senior Portfolio    None
IDS Tower 10                                   Manager
Minneapolis, MN  55440

James M. Jensen                                Vice President-Insurance Product   None
IDS Tower 10                                   Development and Management
Minneapolis, MN  55440

Marietta L. Johns                              Senior Vice President-Field        None
IDS Tower 10                                   Management
Minneapolis, MN  55440

Nancy E. Jones                                 Vice President-Business            None
IDS Tower 10                                   Development
Minneapolis, MN  55440

Ora J. Kaine                                   Vice President-Financial           None
IDS Tower 10                                   Advisory Services
Minneapolis, MN  55440

Matthew N. Karstetter                          Vice President-Investment          None
IDS Tower 10                                   Accounting
Minneapolis, MN  55440

Linda B. Keene                                 Vice President-Market Development  None
IDS Tower 10
Minneapolis, MN  55440

G. Michael Kennedy                             Vice President-Investment          None
IDS Tower 10                                   Services and Investment Research
Minneapolis, MN  55440

Susan D. Kinder                                Senior Vice                        None
IDS Tower 10                                   President-Distribution Services
Minneapolis, MN  55440

Brian C. Kleinberg                             Executive Vice                     None
IDS Tower 10                                   President-Financial Direct
Minneapolis, MN  55440

Richard W. Kling                               Senior Vice President-Products     None
IDS Tower 10
Minneapolis, MN  55440

Paul F. Kolkman                                Vice President-Actuarial Finance   None
IDS Tower 10
Minneapolis, MN  55440

Claire Kolmodin                                Vice President-Service Quality     None
IDS Tower 10
Minneapolis, MN  55440

David S. Kreager                               Group Vice President-Greater       None
Suite 108                                      Michigan
Trestle Bridge V
5136 Lovers Lane
Kalamazoo, MI  49002

Steven C. Kumagai                              Director and Senior Vice           None
IDS Tower 10                                   President-Field Management and
Minneapolis, MN  55440                         Business Systems

Mitre Kutanovski                               Group Vice President-Chicago       None
Suite 680                                      Metro
8585 Broadway
Merrillville, IN  48410

Kurt A. Larson                                 Vice President-Senior Portfolio    None
IDS Tower 10                                   Manager
Minneapolis, MN  55440

Lori J. Larson                                 Vice President-Brokerage and       None
IDS Tower 10                                   Direct Services
Minneapolis, MN  55440

Daniel E. Laufenberg                           Vice President and Chief U.S.      None
IDS Tower 10                                   Economist
Minneapolis, MN  55440

Peter A. Lefferts                              Senior Vice President-Corporate    None
IDS Tower 10                                   Strategy and Development
Minneapolis, MN  55440

Douglas A. Lennick                             Director and Executive Vice        None
IDS Tower 10                                   President-Private Client Group
Minneapolis, MN  55440

Mary J. Malevich                               Vice President-Senior Portfolio    None
IDS Tower 10                                   Manager
Minneapolis, MN  55440

Fred A. Mandell                                Vice President-Field Marketing     None
IDS Tower 10                                   Readiness
Minneapolis, MN  55440

Daniel E. Martin                               Group Vice President-Pittsburgh    None
Suite 650                                      Metro
5700 Corporate Drive
Pittsburgh, PA  15237

Sarah A. Mealey                                Vice President-Mutual Funds        None
IDS Tower 10
Minneapolis, MN  55440

Paula R. Meyer                                 Vice President-Assured Assets      None
IDS Tower 10
Minneapolis, MN  55440

William P. Miller                              Vice President and Senior          None
IDS Tower 10                                   Portfolio Manager
Minneapolis, MN  55440

James A. Mitchell                              Executive Vice                     None
IDS Tower 10                                   President-Marketing and Products
Minneapolis, MN  55440

Pamela J. Moret                                Vice President-Variable Assets     None
IDS Tower 10
Minneapolis, MN  55440

Alan D. Morgenstern                            Group Vice President-Central       None
Suite 200                                      California/Western Nevada
3500 Market Street
Camp Hill, NJ  17011

Barry J. Murphy                                Senior Vice President-Client       None
IDS Tower 10                                   Service
Minneapolis, MN  55440

Mary Owens Neal                                Vice President-Mature Market       None
IDS Tower 10                                   Segment
Minneapolis, MN  55440

Thomas V. Nicolosi                             Group Vice President-New York      None
Suite 220                                      Metro Area
500 Mamaroneck Avenue
Harrison, NY  10528

Michael J. O'Keefe                             Vice President-Advisory Business   None
IDS Tower 10                                   Systems
Minneapolis, MN 55440

James R. Palmer                                Vice President-Taxes               None
IDS Tower 10
Minneapolis, MN  55440

Marc A. Parker                                 Group Vice                         None
10200 SW Greenburg Road                        President-Portland/Eugene
Suite 110
Portland OR 97223

Carla P. Pavone                                Vice President-Compensation and    None
IDS Tower 10                                   Field Administration
Minneapolis, MN  55440

Thomas P. Perrine                              Senior Vice President-Group        None
IDS Tower 10                                   Relationship Leader/AXP
Minneapolis, MN  55440                         Technologies Financial Services

Susan B. Plimpton                              Vice President-Marketing Services  None
IDS Tower 10
Minneapolis, MN  55440

Larry M. Post                                  Group Vice                         None
One Tower Bridge                               President-Philadelphia Metro
100 Front Street 8th Fl
West Conshohocken, PA  19428

Ronald W. Powell                               Vice President and Assistant       None
IDS Tower 10                                   General Counsel
Minneapolis, MN  55440

Diana R. Prost                                 Group Vice                         None
3030 N.W. Expressway                           President-Kansas/Oklahoma
Suite 900
Oklahoma City, OK  73112

James M. Punch                                 Vice President and Project         None
IDS Tower 10                                   Manager-Platform I Value Enhanced
Minneapolis, MN  55440

Frederick C. Quirsfeld                         Senior Vice President-Fixed        None
IDS Tower 10                                   Income
Minneapolis, MN  55440

Rollyn C. Renstrom                             Vice President-Corporate           None
IDS Tower 10                                   Planning and Analysis
Minneapolis, MN  55440

R. Daniel Richardson III                       Group Vice President-Southern      None
Suite 800                                      Texas
Arboretum Plaza One
9442 Capital of Texas Hwy N.
Austin, TX  78759

ReBecca K. Roloff                              Senior Vice President-Field        None
IDS Tower 10                                   Management and Financial
Minneapolis, MN  55440                         Advisory Service

Stephen W. Roszell                             Senior Vice                        None
IDS Tower 10                                   President-Institutional
Minneapolis, MN  55440

Max G. Roth                                    Group Vice                         None
Suite 201 S IDS Ctr                            President-Wisconsin/Upper
1400 Lombardi Avenue                           Michigan
Green Bay, WI  54304

Erven A. Samsel                                Senior Vice President-Field        None
45 Braintree Hill Park                         Management
Suite 402
Braintree, MA  02184

Russell L. Scalfano                            Group Vice                         None
Suite 201                                      President-Illinois/Indiana/Kentucky
101 Plaza East Blvd.
Evansville, IN  47715

William G. Scholz                              Group Vice President-Arizona/Las   None
Suite 205                                      Vegas
7333 E Doubletree Ranch Rd
Scottsdale, AZ  85258

Stuart A. Sedlacek                             Senior Vice President and Chief    None
IDS Tower 10                                   Financial Officer
Minneapolis, MN  55440

Donald K. Shanks                               Vice President-Property Casualty   None
IDS Tower 10
Minneapolis, MN  55440

F. Dale Simmons                                Vice President-Senior Portfolio    None
IDS Tower 10                                   Manager, Insurance Investments
Minneapolis, MN  55440

Judy P. Skoglund                               Vice President-Quality and         None
IDS Tower 10                                   Service Support
Minneapolis, MN  55440

James B. Solberg                               Group Vice President-Eastern       None
466 Westdale Mall                              Iowa Area
Cedar Rapids, IA  52404

Bridget Sperl                                  Vice President-Geographic          None
IDS Tower 10                                   Service Teams
Minneapolis, MN  55440

Paul J. Stanislaw                              Group Vice President-Southern      None
Suite 1100                                     California
Two Park Plaza
Irvine, CA  92714

Lisa A. Steffes                                Vice President-Cardmember          None
IDS Tower 10                                   Initiatives
Minneapolis, MN  55440

Lois A. Stilwell                               Group Vice President-Outstate      None
Suite 433                                      Minnesota Area/ North
9900 East Bren Road                            Dakota/Western Wisconsin
Minnetonka, MN  55343

William A. Stoltzmann                          Vice President and Assistant       None
IDS Tower 10                                   General Counsel
Minneapolis, MN  55440

James J. Strauss                               Vice President and General         None
IDS Tower 10                                   Auditor
Minneapolis, MN  55440

Jeffrey J. Stremcha                            Vice President-Information         None
IDS Tower 10                                   Resource Management/ISD
Minneapolis, MN  55440

Barbara Stroup Stewart                         Vice President-Channel             None
IDS Tower 10                                   Development
Minneapolis, MN  55440

Craig P. Taucher                               Group Vice                         None
Suite 150                                      President-Orlando/Jacksonville
4190 Belfort Road
Jacksonville,  FL  32216

Neil G. Taylor                                 Group Vice                         None
Suite 425                                      President-Seattle/Tacoma/Hawaii
101 Elliott Avenue West
Seattle, WA  98119

Peter S. Velardi                               Group Vice                         None
Suite 180                                      President-Atlanta/Birmingham
1200 Ashwood Parkway
Atlanta, GA  30338

Charles F. Wachendorfer                        Group Vice President-Detroit       None
8115 East Jefferson Avenue                     Metro
Detroit, MI  48214

Wesley W. Wadman                               Vice President-Senior Portfolio    None
IDS Tower 10                                   Manager
Minneapolis, MN  55440

Donald F. Weaver                               Group Vice President-Greater       None
3500 Market Street, Suite 200                  Pennsylvania
Camp Hill, PA  17011

Norman Weaver Jr.                              Senior Vice President-Field        None
1010 Main St. Suite 2B                         Management
Huntington Beach, CA  92648

Michael L. Weiner                              Vice President-Tax Research and    None
IDS Tower 10                                   Audit
Minneapolis, MN  55440

Lawrence J. Welte                              Vice President-Investment          None
IDS Tower 10                                   Administration
Minneapolis, MN  55440

Jeffry M. Welter                               Vice President-Equity and Fixed    None
IDS Tower 10                                   Income Trading
Minneapolis, MN  55440

Thomas L. White                                Group Vice President-Cleveland     None
Suite 200                                      Metro
28601 Chagrin Blvd.
Woodmere, OH  44122

Eric S. Williams                               Group Vice President-Virginia      None
Suite 250
3951 Westerre Parkway
Richmond, VA  23233

William J. Williams                            Group Vice President-Western       None
Two North Tamiami Trail                        Florida
Suite 702
Sarasota, FL  34236

Edwin M. Wistrand                              Vice President and Assistant       None
IDS Tower 10                                   General Counsel
Minneapolis, MN  55440

Michael D. Wolf                                Vice President-Senior Portfolio    None
IDS Tower 10                                   Manager
Minneapolis, MN  55440

Michael R. Woodward                            Senior Vice President-Field        None
32 Ellicott St                                 Management
Suite 100
Batavia, NY  14020


Item 29(c).       Not applicable.

Item 30.          Location of Accounts and Records

                  American Express Financial Corporation
                  IDS Tower 10
                  Minneapolis, MN  55440

Item 31.          Management Services

                  Not Applicable.

Item 32.          Undertakings

                  (a)   Not Applicable.
                  (b)   Not Applicable.
                  (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, IDS Investment Series, Inc., certifies that it meets the requirements for the effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and the State of Minnesota on the 25th day of November, 1998.

IDS INVESTMENT SERIES, INC.



By /s/   Stuart A. Sedlacek, ***
         Stuart A. Sedlacek, Treasurer


By /s/   William R. Pearce**
         William R. Pearce, Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the 25th day of November, 1998.

Signature                                            Capacity

/s/  William R. Pearce*                              Chairman
     William R. Pearce                               of the Board

/s/  H. Brewster Atwater, Jr.*                       Director
     H. Brewster Atwater, Jr.

/s/  Lynne V. Cheney*                                Director
     Lynne V. Cheney

/s/  William H. Dudley*                              Director
     William H. Dudley

/s/  David R. Hubers*                                Director
     David R. Hubers

/s/  Heinz F. Hutter*                                Director
     Heinz F. Hutter

***Signed pursuant to Officer's Power of Attorney, dated November 24, 1998 by:




/s/Leslie L. Ogg
   Leslie L. Ogg

Signature                                            Capacity

/s/  Anne P. Jones*                                  Director
     Anne P. Jones

/s/ Alan K. Simpson*                                 Director
    Alan K. Simpson

/s/  Edson W. Spencer*                               Director
     Edson W. Spencer

/s/  John R. Thomas*                                 Director
     John R. Thomas

/s/  Wheelock Whitney*                               Director
     Wheelock Whitney

/s/  C. Angus Wurtele*                               Director
     C. Angus Wurtele


*Signed pursuant to Directors' Power of Attorney, dated January 7, 1998, filed electronically herewith by:



/s/Leslie L. Ogg
   Leslie L. Ogg

**Signed pursuant to Officers' Power of Attorney, dated November 1, 1995 filed electronically as Exhibit 19(b) to Registrant's Post-Effective Amendment No. 96 by:



/s/Leslie L. Ogg
   Leslie L. Ogg

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, GROWTH AND INCOME TRUST consents to the filing of this Amendment to the Registration Statement of IDS Managed Retirement Fund, Inc. signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 25th day of November, 1998.

                                            GROWTH AND INCOME TRUST


                                            By /s/   William R. Pearce**
                                                     William R. Pearce
                                                     Chief Executive Officer



                                            By /s/   Stuart A. Sedlacek ***
                                                     Stuart A. Sedlacek
                                                     Treasurer



Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of November, 1998.

Signature                                            Capacity

/s/  William R. Pearce*                              Chairman
     William R. Pearce                               of the Board

/s/  H. Brewster Atwater, Jr.*                       Trustee
     H. Brewster Atwater, Jr.

/s/  Lynne V. Cheney*                                Trustee
     Lynne V. Cheney

/s/  William H. Dudley*                              Trustee
     William H. Dudley

/s/  David R. Hubers*                                Trustee
     David R. Hubers

/s/  Heinz F. Hutter*                                Trustee
     Heinz F. Hutter

/s/  Anne P. Jones*                                  Trustee
     Anne P. Jones

/s/ Alan K. Simpson*                                 Trustee
    Alan K. Simpson


*** Signed pursuant to Officer's Power of Attorney, dated November 24, 1998, by:


/s/Leslie L. Ogg
   Leslie L. Ogg

Signature                                            Capacity

/s/  Edson W. Spencer                                Trustee
     Edson W. Spencer

/s/  John R. Thomas*                                 Trustee
     John R. Thomas

/s/  Wheelock Whitney*                               Trustee
Wheelock Whitney

/s/  C. Angus Wurtele*                               Trustee
     C. Angus Wurtele


*Signed pursuant to Trustees' Power of Attorney dated January 7, 1998, filed electronically herewith by:



/s/Leslie L. Ogg
   Leslie L. Ogg

     **Signed  pursuant to  Officers'  Power of Attorney  dated April 11,  1996, filed electronically as Exhibit 19(d) to Registrant's Post-Effective Amendment No. 97 by:



/s/Leslie L. Ogg
   Leslie L. Ogg

CONTENTS OF THIS
POST-EFFECTIVE AMENDMENT NO. 99
TO REGISTRATION STATEMENT NO. 2-11328


This post-effective amendment comprises the following papers and documents:

The facing sheet.

Cross reference sheet.

Part A:

        IDS Mutual's prospectus.

        IDS Diversified Equity Income Fund's prospectus.

Part B:

        IDS Mutual's SAI.

        IDS Diversified Equity Income Fund's SAI.

        Financial Statements

Part C:

        Other information.

        Exhibits.

The signatures.